As filed with the Securities and Exchange Commission on October 28, 2019

Securities Act Registration No. 333-196273

Investment Company Act Registration No. 811-22930

United States

Securities and Exchange Commission

Washington D.C. 20549

Form N-1A

Registration Statement under the Securities Act of 1933

Pre-effective Amendment No. __	☐
Post-effective Amendment No. 69	☒

Registration Statement under the Investment Company Act of 1940
Amendment No. 70	☒

(Check appropriate box or boxes)

USCF ETF Trust

(Exact Name of Registrant as Specified in Charter)

1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(510) 522-9600

(Registrant’s Telephone Number, including Area Code)

Daphne G. Frydman

Chief Legal Officer

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Name and Address of Agent for Service)

Copy to:

James M. Cain

Cynthia R. Beyea

Eversheds Sutherland (US) LLP

700 Sixth Street NW, Suite 700

Washington, DC 20001

Phone: (202) 383-0100

Facsimile: (202) 637-3593

As soon as practicable after this filing becomes effective.

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On October 30, 2019 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

USCF SummerHaven SHPEI Index Fund

(BUY)

October 30, 2019

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS: • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

FUND SUMMARY — USCF SummerHaven SHPEI Index Fund

Investment Objective

The USCF SummerHaven SHPEI Index Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the SummerHaven Private Equity Strategy IndexSM (“SHPEI” or the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on the purchase and sale of Fund shares, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.95%
Distribution (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Fee Waivers(2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers	0.80%

(1) The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

(2) The Adviser has contractually agreed through October 31, 2020 to waive 0.15% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$288	$511	$1,153

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

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Principal Investment Strategies of the Fund

The Fund employs a “passive management” or “indexing” investment approach designed to track the price and yield performance, before fees and expenses, of SHPEI. SHPEI includes common stocks of micro-, small-, and mid-capitalization U.S. companies with market capitalizations of at least $100 million and lower than $10 billion at the time of index construction. The market capitalization range of SHPEI may fluctuate between rebalancing periods. The companies comprising SHPEI are listed on U.S. stock exchanges.

SHPEI attempts to replicate the long-term (i.e., 10 years or more) return characteristics of diversified private equity allocations. SHPEI is designed to include publicly-traded companies that possess characteristics similar to the companies that private equity firms have historically selected for investment, as well as companies that SummerHaven Index Management, LLC (“SHIM”), the index provider, believes private equity firms are likely to select for investment in the future. However, SHPEI does not include, and the Fund does not invest in, private equity funds or private equity of companies.

SHPEI is constructed using a proprietary methodology developed by SHIM and licensed to the Adviser. The proprietary methodology favors companies with low enterprise value to earnings before interest, taxes, depreciation, and amortization (“EV / EBITDA”) ratios; low net equity issuance; low market capitalization; and moderate profitability. From a universe of approximately 3,000 U.S. companies, SHIM applies proprietary screens to determine an investable universe. SHPEI includes the greater of 200 companies or 20% of such investable universe. SHPEI is equally weighted and rebalanced annually.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the common stocks comprising SHPEI. The Fund generally invests in substantially all of the common stocks comprising SHPEI and in approximately the same proportions as SHPEI. The Adviser expects that, over time, the correlation between the Fund’s performance and that of SHPEI, before fees and expenses, will be 95% or higher. However, there can be no guarantee that the Fund will achieve a high degree of correlation with SHPEI. A number of factors may affect the Fund’s ability to achieve a high correlation with SHPEI. For example, the performance of the Fund and SHPEI may diverge due to transaction costs, asset valuations, timing variances, and differences between the Fund’s portfolio and SHPEI resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to SHPEI.

In addition, the Fund may invest in cash, cash equivalents, and money market instruments. The Fund is diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Industry Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that SHPEI reflects a concentration in that industry or sector. As of the date of this Prospectus, SHPEI is not concentrated.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Market Risk. The trading prices of equity securities fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting the entire market or a specific market segment. The market value of portfolio holdings can be volatile and change quickly. The Fund’s net asset value (“NAV”) and market price, like market prices generally, may fluctuate significantly. As a result, an investor could lose money over short or long periods of time, including the possible loss of the entire principal amount of an investment.

Passive Investment Risk. The Fund does not attempt to outperform SHPEI or take defensive positions in declining markets.

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Correlation to Index Risk. As with all index funds, the performance of the Fund may not closely track the performance of SHPEI for a variety of reasons.

Correlation to Private Equity Returns Risk. SHPEI’s or the Fund’s return may not match or achieve a high degree of correlation with the return of investments in private equity funds or direct investments in private equity due to assumptions in SHIM’s proprietary methodology that prove to be incorrect or asymmetries between investments in public equity versus private equity, such as the limited liquidity (or illiquidity), infrequency of valuations, and estimated valuations associated with private equity investments.

Private Equity Investing Risk. The Fund seeks to generate returns that mimic the returns of U.S. private equity funds, as measured by SHPEI. Because investing in private equity often carries a high degree of risk, the returns of private equity funds may be subject to greater volatility than the returns of funds that invest in larger, more established public companies. Similarly, the Fund’s returns may experience greater volatility than funds that invest in larger, more established public companies. The Fund does not invest in private equity funds nor does it invest directly in private equity.

Micro-, Small-, and Mid-Capitalization Risk. The securities of micro-, small-, and mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies because such smaller companies generally have a higher risk of failure. The Fund may experience difficulty in liquidating positions in smaller companies at favorable prices or times. Some securities of smaller companies may be illiquid. These risks are greater when investing in micro- and small-capitalization companies. Returns on investments in securities of smaller companies could be lower than the returns on investments in securities of larger companies.

Licensing Risk. The Fund relies on licenses that permit the Fund to use SHPEI and associated trade names and marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensor and, as a result, the Fund may lose its ability to use the Intellectual Property.

Industry Concentration Risk. To the extent that SHPEI is concentrated in or significantly exposed to a particular industry or sector, the Fund will be more susceptible to loss due to adverse occurrences affecting that industry or sector. In such case, the Fund will be subject to the risk that economic, political, or other conditions that have a negative impact on that industry or sector may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries or sectors.

Liquidity Risk. The Fund may not always be able to liquidate its investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time or from time to time.

Large Shareholder. Certain shareholders, including other funds or accounts advised by the Advisor or Sub-Advisor or an affiliate of either, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Advisor or Sub-Advisor or an affiliate of either, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Premium or Discount to NAV Risk. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, particularly in times of market stress. Thus, an investor may pay significantly more (or less) than NAV when buying shares of the Fund in the secondary market, or receive significantly more (or less) than NAV when selling those shares in the secondary market. A premium or discount to NAV may be reflected in the spread between “bid” and “ask” prices that are quoted during the course of a trading day. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares, or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses.

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Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Newly Created Index Risk. SHPEI has a limited history of performance. It is uncertain how closely SHPEI may be able to track the performance of an actual portfolio of the constituent securities that comprise the Index over a long period of time.

Securities Lending Risk. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:       10.26% in the 2nd quarter of 2018

Lowest Performing Quarter:        -21.55% in the 4th quarter of 2018

YTD Return as of 9/30/2019:       3.53%

Average Annual Total Returns

(for the periods ended December 31, 2018)

	1 Year	Since Inception 11/30/17
Return Before Taxes	-14.23%	-12.81%
Return After Taxes on Distributions	-18.58%	-16.90%
Return After Tax and Sale of Fund Shares	-8.23%	-11.34%
SHPEI Index (1)	-13.62%	-12.17%
S&P 500 Index	-4.38%	-3.079%
(1)	Reflects no deductions for fees, expenses or taxes.

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The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. USCF Advisers LLC serves as the investment adviser to the Fund.

Sub-Adviser. SummerHaven Investment Management, LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund.

Portfolio Managers

Andrew F Ngim (the Adviser), a Management Director and Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since the Fund began operations in November 2017.

Ashraf R. Rizvi (the Sub-Adviser), a Partner and Portfolio Manager of the Sub-Adviser, has been a Portfolio Manager of the Fund since the Fund began operations in November 2017.

Kevin Sheehan (the Sub-Adviser), Executive Director and Portfolio Manager of the Sub-Adviser, has been a Portfolio Manager of the Fund since the Fund began operations in November 2017.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund may only be purchased and sold on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Baskets” and “Redemption Baskets,” respectively), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants” or “APs.” Currently, Creation Baskets and Redemption Baskets generally consist of 50,000 shares, though this may change from time to time. Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Creation Baskets or redeeming Redemption Baskets.

The Fund generally issues and redeems Creation Baskets and Redemption Baskets in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of cash. To the extent that an Authorized Participant purchases a Creation Basket with cash or redeems a Redemption Basket for cash, the Authorized Participant will be subject to an additional charge no greater than 5.0%. See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Overview

The Trust is registered under the 1940 Act and consists of separate investment portfolios or “funds” that are ETFs. An ETF is a fund whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease, and liquidity of stock-like trading to the benefits of traditional fund investments.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. The Fund is an ETF. This Prospectus contains important facts about the Trust as a whole and the Fund in particular.

Tax Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Fund’s shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at the closing NAV. The shares have been designed to be created and redeemed, principally in-kind, in Creation Baskets and Redemption Baskets, respectively, at each day’s next calculated NAV. These arrangements are designed to protect the Fund’s ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most ETFs, including the Fund, generally will not lead to a taxable event for the Fund or its shareholders.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY, AND RISK INFORMATION

Investment Objectives

The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about the Index

The Index is sponsored by SHIM, the index provider. SHIM is an affiliate of the Sub-Adviser (they are under common control), and as a result is affiliated with the Trust, the Fund, the Adviser, and the Distributor. The Index and associated trademarks, service marks, and trade names are the exclusive property of SHIM, which has licensed the Index and marks for use by the Adviser on behalf of the Fund. SHIM is solely responsible for determining the investments included in, and the calculation of, the Index. SHIM makes no representations regarding the appropriateness of the Fund’s investments for the purpose of tracking the performance of its Index or otherwise.

The Index’s daily values are compiled and distributed by NYSE Arca as the index calculation agent. NYSE Arca is not an affiliate of the Trust, the Fund, the Adviser, the Sub-Adviser, the Distributor, SHIM, or any of their respective affiliates. NYSE Arca publishes information regarding the market value of the Index.

On an annual basis, in or about June of each year, SHIM uses a proprietary screen to evaluate whether to add, remove, or retain stocks in the Index. The factors that are taken into account by the algorithm include market capitalization; stock price; enterprise value; earnings before interest, tax, depreciation, and amortization; daily trading volume; equity issuance; and profitability.

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There are limited scenarios in which a stock may be removed from the Index prior to the annual rebalancing period. When a component company merges, delists, or is acquired, the company’s common stock will be removed from the Index. If the company merges or is acquired, the common stock of the resulting company may then be included in the Index, which SHIM will evaluate using its proprietary algorithm.

In addition, SHIM will remove a component company from the Index prior to the annual rebalancing period under the following circumstances:

(i)	When the company has declared bankruptcy;

(ii)	When the company’s common stock is delisted from a U.S. exchange;

(iii)	When the company’s common stock no longer trades on an eligible U.S. exchange, including NYSE, NYSE MKT LLC, NASDAQ, NYSE Arca, BATS, or IEX (trading of ADRs is not considered “trading on an eligible U.S. exchange”); or

(iv)	When the company’s form or structure is changed to a form or structure that is not eligible for inclusion in the Index, including a real estate investment trust, business development company, limited partnership, special-purpose acquisition company, blank-check company, royalty trust, or limited liability company.

Principal Investment Strategies

The Fund employs a “passive management” or “indexing” investment approach designed to track the price and yield performance, before fees and expenses, of its Index. The Index includes common stocks of micro-, small-, and mid-capitalization U.S. companies with market capitalizations of at least $100 million and lower than $10 billion at the time of index construction. The market capitalization range of the Index may fluctuate between rebalancing periods. The companies comprising the Index are listed on U.S. stock exchanges.

The Index attempts to replicate the long-term (i.e., 10 years or more) return characteristics of diversified private equity allocations. The Index is designed to include publicly-traded companies that possess characteristics similar to the companies that private equity firms have historically selected for investment, as well as companies that SHIM believes private equity firms are likely to select for investment in the future. From a universe of approximately 3,000 U.S. companies, SHIM applies proprietary screens to determine an investable universe. The Index includes the greater of 200 companies or 20% of such investable universe. The Index does not include, and the Fund does not invest in, private equity funds or private equity of companies.

The Index is constructed using a proprietary methodology developed by SHIM and licensed to the Adviser. The proprietary methodology favors companies with low EV / EBITDA ratios, low net equity issuance, low market capitalization, and moderate profitability. The Index is equally weighted and rebalanced annually.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the common stocks comprising its Index. The Fund generally invests in substantially all of the common stocks comprising its Index and in approximately the same proportions as its Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of its Index, before fees and expenses, will be 95% or higher. However, there can be no guarantee that the Fund will achieve a high degree of correlation with its Index. A number of factors may affect the Fund’s ability to achieve a high correlation with its Index. For example, the performance of the Fund and its Index may diverge due to transaction costs, asset valuations, timing variances, and differences between the Fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Index.

In addition, the Fund may invest in cash, cash equivalents, and money market instruments. The Fund is diversified within the meaning of the 1940 Act.

Industry Concentration Policies. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that its Index reflects a concentration in that industry or sector.

The Index is not concentrated as of the date of this Prospectus.

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Other Investment Information about the Fund

The Fund may lend its portfolio securities in an amount not to exceed one-third (33⅓%) of the value of its total assets via a securities lending program through its securities lending agent, Brown Brothers Harriman & Company (“BBH”), to brokers, dealers, and other financial institutions desiring to borrow securities to complete transactions and for other purposes. The securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security that is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities. However, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. The Fund may terminate security loans at any time.

The Fund may use derivative instruments such as futures and options to seek returns on the Fund’s uninvested cash assets to help it better track its Index. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund’s use of derivatives could reduce the Fund’s performance, increase the Fund’s volatility, and could cause the Fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. To the extent applicable, each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Market Risk. The trading prices of equity securities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, as well as events that impact specific issuers. The market value of portfolio holdings can be volatile and change quickly. The Fund’s NAV and market price, like market prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time, including the possible loss of the entire principal amount of an investment.

Passive Investment Risk. The Fund invests in the securities included in its Index. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the economy or the stock market to a greater extent than a fund that was able to successfully employ defensive strategies in such periods of decline. The Fund’s performance may also be positively affected by general gains in the economy or the stock market to a lesser extent than a fund that was able to employ strategies to participate in such periods of gains.

Correlation to Index Risk. As with all index funds, the performance of the Fund may not closely track the performance of its Index for a variety of reasons. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of its Index, regulatory policies, and portfolio turnover rate. Also, at any particular time that the Fund’s assets include cash, cash equivalents, or money market instruments, the Fund’s returns may inadequately track the return that could have been generated by stocks included in its Index. Tracking error may cause the Fund’s performance to be less than expected.

Correlation to Private Equity Returns Risk. The Index’s or the Fund’s return may not match or achieve a high degree of correlation with the return of investments in private equity funds or direct investments in private equity due to assumptions in SHIM’s proprietary methodology that prove to be incorrect or asymmetries between investments in public equity versus private equity, such as the limited liquidity (or illiquidity), infrequency of valuations, and estimated valuations associated with private equity investments.

Private Equity Investing Risk. The Fund seeks to generate returns that mimic the returns of U.S. private equity funds, as measured by its Index. Because investing in private equity often carries a high degree of risk, the returns of private equity funds may be subject to greater volatility than the returns of funds that invest in larger, more established public companies. Similarly, the Fund’s returns may experience greater volatility than funds that invest in larger, more established public companies. The Fund does not invest in private equity funds, nor does the Fund invest directly in private equity.

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Micro-, Small-, and Mid-Capitalization Risk. The securities of micro-, small-, and mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies because such smaller companies generally have a higher risk of failure. Smaller companies may have limited product lines, markets, or financial resources; may lack the competitive strength of larger companies; and may depend on a small number of key employees. The securities of smaller companies may trade less frequently and in smaller volumes than more widely-held securities. The Fund may experience difficulty in liquidating positions in these securities at favorable prices or times. Some securities of smaller companies may be illiquid. These risks are greater when investing in micro- and small-capitalization companies. There may be less publicly-available information about smaller companies. Returns on investments in securities of smaller companies could be lower than the returns on investments in securities of larger companies.

Licensing Risk. The Fund relies on licenses that permit the Fund to use Intellectual Property in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensor and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the licensor has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event a license is terminated or a licensor does not have rights to license the Intellectual Property, it may have a significant affect on the operation of the Fund and may result in changes in the investment policies or closure of the Fund.

Industry Concentration Risk. To the extent that the Fund’s Index is concentrated in or significantly exposed to a particular industry or sector, the Fund will be more susceptible to loss due to adverse occurrences affecting that industry or sector. In such case, the Fund will be subject to the risk that economic, political, or other conditions that have a negative impact on that industry or sector may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries or sectors.

Liquidity Risk. The Fund may not always be able to liquidate its investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid securities accurately. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Unexpected market illiquidity may cause major losses at any time or from time to time. The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Premium or Discount to NAV Risk. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to supply and demand of the Fund’s shares and/or during periods of market volatility. Thus, you may pay significantly more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive significantly more (or less) than NAV when you sell those shares in the secondary market. A premium or discount to NAV may be reflected in the spread between “bid and ask” prices that are quoted during the course of a trading day. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares, or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on the liquidity for the ETF’s shares could, in turn, lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

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Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Baskets and Redemption Baskets, respectively (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of Fund shares or sells at a time when the market price is at a discount to the NAV of Fund shares, then the investor may sustain losses.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In times of market stress, market makers or other authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Fund’s shares will trade with any volume, or at all, on any stock exchange.

Newly Created Index Risk. The Index has a limited history of performance. It is uncertain how closely the Index may be able to track the performance of an actual portfolio of the constituent securities that comprise the Index over a long period of time.

Securities Lending Risk. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Adviser

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). Wainwright is a wholly-owned subsidiary of Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright continues to operate its business as a wholly-owned subsidiary of Concierge.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2019, the Adviser and its affiliates had approximately $2.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust and provides an investment program for the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with its investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund to operate. The Adviser bears all of its own costs associated with providing advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

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The Adviser and its affiliates deal, trade, and invest for their own accounts in the type of investments in which the Fund may also invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.

Sub-Adviser

The Sub-Adviser has been registered as an investment adviser with the SEC since September 12, 2017. The Sub-Adviser’s offices are located at 1266 E Main Street, 4th floor, Stamford, CT 06902. As of June 30, 2019, the Sub-Adviser and its affiliates had approximately $1.265 billion in assets under management. Subject to the Adviser’s oversight and along with the Adviser, the Sub-Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser and its affiliates deal, trade, and invest for their own accounts in the type of investments in which the Fund may also invest. The Sub-Adviser does not use inside information in making investment decisions on behalf of the Fund.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

A discussion of the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement is included in the Fund’s semi-annual shareholder report for the period ended December 31, 2017. The Advisory Agreement and the Sub-Advisory Agreement were most recently renewed at the August 7, 2019 meeting of the Board. The basis for the Board’s renewal of these agreements will be explained in the Fund’s semi-annual report to shareholders for the period ended December 31, 2019.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of Fund expenses. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The following table lists the total management fee paid by the Fund before any fee waivers.

Fund	Management Fee
USCF SummerHaven SHPEI Index Fund	0.95%

The Adviser has contractually agreed through October 31, 2020 to waive 0.15% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

The Sub-Adviser receives a management fee equal to a percentage of the Fund’s average daily net assets for the services it provides to the Fund. The Sub-Adviser’s fees are calculated daily and paid monthly by the Adviser out of its management fees. The following table lists the sub-advisory fee paid to the Sub-Adviser.

Fund	Sub-Advisory Fee
USCF SummerHaven SHPEI Index Fund	0.06%

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Manager of Managers Structure

The Adviser has applied for an exemptive order from the SEC to operate under a manager of managers structure that would permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers (including the Sub-Adviser), enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser will have ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order would not apply to any sub-adviser that is affiliated with the Adviser. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Fund would also require prior shareholder approval. Such approval has already been obtained for the Fund from its initial shareholder. Thus, if the requested SEC order is obtained, the Fund will begin to operate under the Manager of Managers Structure immediately.

The Manager of Managers Structure will enable the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Adviser and the Sub-Adviser (subject to the Adviser’s oversight) supervise and manage the investment portfolio of the Fund and direct the purchase and sale of the Fund’s investments. The Portfolio Managers utilize a team of investment professionals acting together to manage the assets of the Fund. The Portfolio Managers and their team of investment professionals meet regularly to review portfolio holdings and to discuss purchase and sale activity.

The persons primarily responsible for the day-to-day management of the Fund’s portfolio are listed below. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

The persons primarily responsible for the day-to-day management of the Fund’s portfolio are:

Mr. Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and has served as a Management Director since May 2005 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through present), USCF SummerHaven SHPEN Index Fund (November 2017 through present), and the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim has also served as a Management Trustee of USCF ETF Trust from August 2014 through the present and of the USCF Mutual Funds Trust from October 2016 through the present. Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

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Ashraf R. Rizvi, Co-Founder/Partner and Head of Trading at SummerHaven since 2008, is responsible for the day to day management of the firm. Previously, Mr. Rizvi was Deputy Head of Global Commodities and Head of Commodities Trading at UBS Investment Bank. He also held positions of Global Head of Metals, Global Head of Fixed Income Repo and Head of Precious Metals Rate & Forwards Trading. Mr. Rizvi worked at UBS AG and its predecessors for over 13 years. Prior to joining UBS (previously known as Swiss Bank Corporation), he was Head of FX Options Trading for the Americas at Credit Suisse. Prior to that, he was an FX Options trader at Susquehanna Investment Group. Prior to working at Susquehanna, Mr. Rizvi was a trader on various exchanges in Philadelphia, Chicago and New York for a variety of local trading groups. He received his BS in Economics from the Wharton School at the University of Pennsylvania. Mr. Rizvi is a Board Member of the Rodney L. White Center for Financial Research and a member of the Undergraduate Board at The Wharton School at the University of Pennsylvania.

Kevin Sheehan, is Executive Director in the Trading department at SummerHaven, responsible for all day to day trading activities. He has been at SummerHaven since 2011. Prior to joining SummerHaven Mr. Sheehan was a trader at Indus Capital. Mr. Sheehan has over 10 years trading experience. He also served in the United States Marine Corps from 1995 to 1999. Mr. Sheehan received his BBA in Accounting from Hofstra University.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent, and Securities Lending Agent

BBH, located at 50 Post Office Square, Boston, MA 02110-1548, serves as the Fund’s administrator, custodian, transfer agent, and securities lending agent.

Under a fund administration and accounting agreement (the “Administration Agreement”), BBH serves as administrator for the Fund. Under the Administration Agreement, BBH provides necessary administrative, tax, legal, and accounting services and financial reporting services for the maintenance and operations of the Fund. In addition, BBH makes available the office space, equipment, personnel, and facilities to provide such services.

BBH supervises the overall administration of the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance and books and records of the Fund.

Index Provider

SHIM, an affiliate of the Fund, owns and maintains the Index. The Adviser and SHIM have entered into a licensing agreement for the Trust’s use of the Index, for which the Adviser pays SHIM a licensing fee. The licensing fee is separate from the fees paid to the Sub-Adviser for sub-advisory services provided to the Fund.

Investors cannot be assured of the continuation of the licensing agreement between SHIM and the Adviser for use of the Index. Should the agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available alternatives, including finding a replacement index or liquidating the Fund. Termination of the licensing agreement may have an adverse effect on the performance and NAV of the Fund’s shares.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Baskets and Redemption Baskets for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund.

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Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as counsel to the Trust and the Fund.

Cybersecurity Risk

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of the Fund trade under the following trading symbol.

Fund	NYSE Arca, Inc. Trading Symbol
USCF SummerHaven SHPEI Index Fund	BUY

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Creation Baskets or redeeming Redemption Baskets. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Basked or redeems a Redemption Basket, respectively.

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The Fund generally issues and redeems Creation Baskets and Redemption Baskets in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of cash. To the extent that an Authorized Participant purchases a Creation Basket with cash or redeems a Redemption Basket for cash, the Authorized Participant will be subject to an additional charge no greater than 5.0%. This charge is intended to compensate the Fund for brokerage, tax, foreign exchange, execution, price movement, and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of costs and expenses).

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation and Redemption Basket Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations	Maximum Additional Charge for Redemptions
50,000	$350	5.0%*	5.0%*

* As a percentage of the net asset value per Creation Basket or Redemption Basket, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Payments to Certain Third Parties

The Adviser or the Distributor, or an affiliate of the Adviser or the Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded funds, including the Fund and certain other series of the Trust, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

The Adviser, pursuant to written agreements, may make payments, out of its own resources, to certain financial intermediaries in exchange for providing services in connection with the sale or servicing of the shares of the Fund and certain other series of the Trust, including waiving commissions on the purchase or sale of shares of participating exchange-traded funds. The amounts of these payments vary by intermediary. Such payments are generally asset-based but may also include the payment of a lump sum. The following identifies these financial intermediaries and the fees payable by the Adviser with respect to the applicable platforms of these financial intermediaries:

Financial Intermediary	Annual Fee
Raymond James	0.06%, calculated quarterly, of the total value of shares held by clients of Raymond James through the applicable platform
TD Ameritrade	20% of the Fund’s net expense ratio multiplied by the total assets of the Fund held by clients of TD Ameritrade through the applicable platform
Pershing LLC	$10,000 plus 0.1425%, calculated quarterly, of the average market value of shares held by clients of Pershing through the applicable platform

Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. The amounts described above, which may be significant, are paid by the Adviser and/or the Distributor from their own resources and not from the assets of the Fund or certain other series of the Trust. Ask your salesperson or visit your financial intermediary’s website for more information.

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SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor and you thereafter purchase or redeem shares directly from the Fund in Creation Baskets or Redemption Baskets. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every 15 seconds throughout the trading day by NYSE Arca or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less. The Fund, the Adviser, and their affiliates are not involved in, and are not responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

INTRADAY INDICATIVE VALUE

The approximate value of the Fund’s investments on a per-share basis, also known as the Indicative Intra-day Value (“IIV”), is disseminated by NYSE Arca every 15 seconds during hours of trading. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV is calculated by an independent third-party and may not be calculated in the same manner as NAV, which is computed once per day.

An independent third-party calculator calculates the IIV for the Fund during hours of trading on NYSE Arca by dividing the Fund’s “Estimated Fund Value” as of the time of the calculation by the total number of the Fund’s outstanding shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund, and the estimated market value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The Fund’s IIV will be calculated based on the same portfolio holdings disclosed on www.uscfinvestments.com. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices, or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

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The Fund provides the independent third-party calculator with information to calculate IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have tracked the Fund’s NAV for the most recently completed calendar year and the quarter thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a quarterly basis. Nonetheless, the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Baskets of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future by the Fund, they will be paid out of the Fund’s assets. Over time, these fees will increase the cost of your investment in the Fund, and they may cost you more than certain other types of sales charges. Shareholders of the Fund would be provided with at least 60 days’ advance notice before the Fund began charging a Rule 12b-1 fee.

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FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Baskets and Redemption Baskets by Authorized Participants. The vast majority of trading in Fund shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases of Creation Baskets by APs, in-kind redemptions of Redemption Baskets by APs, and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading.

Cash purchases of Creation Baskets and cash redemptions of Redemption Baskets, however, can be harmful to the Fund. Such transactions may disrupt portfolio management, cause dilution, and increase transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases of Creation Baskets and cash redemptions of Redemption Baskets by APs increases. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on purchases of Creation Baskets and redemptions of Redemption Baskets to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if in the discretion of the Adviser, it is determined necessary or appropriate, the Adviser will monitor trades by APs for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

Given the manner in which shares of the Fund are purchased and sold by shareholders, the Fund does not impose restrictions on the frequency of purchase or sale of its shares on the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code (the “Code”). To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax at the Fund level on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and, assuming certain relief provisions are not available), the Fund would be subject to U.S. federal income tax at the Fund level, which would result in a material reduction in Fund income and gains available for distribution to shareholders. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or when you sell shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in shares.

18

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s basis in its shares will be reduced by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Trust (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. In addition, even if shareholders have provided appropriate certifications to the intermediary through which they hold shares, such withholding may apply if the intermediary is a foreign intermediary unless such foreign intermediary either enters into an agreement with the Internal Revenue Service regarding reporting or is located in a jurisdiction that has entered into an Intergovernmental Agreement with the Internal Revenue Service and such foreign intermediary is in compliance with the terms of such intergovernmental agreement and any enabling legislation or administrative actions.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

19

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Baskets and Redemption Baskets

An AP that exchanges securities for Creation Baskets generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Baskets at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the AP’s aggregate basis in the securities surrendered and any amount of cash paid. An AP who redeems Redemption Baskets will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Redemption Baskets and (ii) the AP’s basis in the Redemption Baskets. The Internal Revenue Service, however, may assert that a loss that is realized by an AP upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Baskets or Redemption Baskets should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser maintains a website for the Fund at www.uscfinvestments.com. The website for the Fund contains the following information for the Fund on a per-share basis: (1) the prior business day’s NAV; (2) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund, if shorter). In addition, on each business day, before the commencement of trading in shares on NYSE Arca, the Fund will disclose on www.uscfinvestments.com the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the business day.

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

ADDITIONAL NOTICES

Shares of the Trust are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of any fund or any member of the public regarding the ability of a fund to track an index or the ability of any index to track market performance. NYSE Arca is not responsible for and has not participated in the compilation of the Index; the determination of the timing of, prices of, or quantities of Fund shares to be issued; nor the determination or calculation of the equation by which Fund shares are redeemable.

NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares.

NYSE Arca does not guarantee the accuracy and/or the completeness of the data included in the Index. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust, the Fund, owners of Fund shares, or any other person or entity from the use of the Index or the data included in the Index. NYSE Arca makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. SHIM has no obligation to take the needs of the Fund or the owners of Fund shares into consideration in determining, composing, or calculating the Index. The Adviser is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are redeemable. The Fund, the Adviser, and SHIM do not guarantee the accuracy, completeness, or performance of the Index or the data included therein, and shall have no liability in connection with the Index or their calculation. SHIM shall have no liability for any errors or omissions in calculating the Index.

20

USCF ETF TRUST

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED JUNE 30, 2019*

USCF ETF TRUST
USCF SUMMERHAVEN SHPEI INDEX FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30, 2019	For the Period Ended June 30, 2018*
Net Asset Value, Beginning of Period	$27.29	$24.94
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	0.12	0.08
Net Realized and Unrealized Gain (Loss)	(4.93)	2.35
Total Income (Loss) from Operations	(4.81)	2.43
Less Distributions From:
Net Investment Income (Loss)	(0.12)	(0.08)
Capital Gains	(2.65)	—
Total Distributions	(2.77)	(0.08)
Net Asset Value, End of Period	$19.71	$27.29

Total Return(b)	(16.91)%	9.77%
Net Assets, End of Period (thousands)	$1,971	$2,729
Ratios of Average Net Assets:
Net Expenses	0.95%	0.95%**
Net Investment Income (Loss)	0.51%	0.54%**
Portfolio Turnover Rate(c)	75%	3%

*	Inception Date, November 30, 2017.
**	Annualized.
(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return reflects fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(c)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

21

PRIVACY POLICY

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”), THE USCF ETF TRUST AND THE USCF MUTUAL FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number

•       account balances

•       account transactions

•       transaction history

•       wire transfer instructions

•       checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com

22

What we do
How do the Company and the Trusts protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the Trusts collect my personal information?

We collect your personal information, for example, when you

•    open an account

•    provide account information

•    give us your contact information

•    make a wire transfer

•    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes - information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

•    Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Company and the Trusts do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Company and the Trusts do not conduct joint marketing.

23

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)
Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

24

Prospectus

USCF SummerHaven SHPEN Index Fund

(BUYN)

October 30, 2019

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS: • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

FUND SUMMARY — USCF SummerHaven SHPEN Index Fund

Investment Objective

The USCF SummerHaven SHPEN Index Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the SummerHaven Private Equity Natural Resources Strategy IndexSM (“SHPEN” or the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on the purchase and sale of Fund shares, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.95%
Distribution (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Fee Waivers(2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers	0.80%

(1) The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

(2) The Adviser has contractually agreed through October 31, 2020 to waive 0.15% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$288	$511	$1,153

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

1

Principal Investment Strategies of the Fund

The Fund employs a “passive management” or “indexing” investment approach designed to track the price and yield performance, before fees and expenses, of SHPEN. SHPEN includes common stocks of micro-, small-, and mid-capitalization U.S. companies in the natural resources industry with market capitalizations of at least $100 million and lower than $10 billion at the time of index construction. The market capitalization range of SHPEN may fluctuate between rebalancing periods. The companies comprising SHPEN are listed on U.S. stock exchanges.

SHPEN attempts to replicate the long-term (i.e., 10 years or more) return characteristics of diversified natural resources private equity allocations. SHPEN is designed to include publicly-traded companies that possess characteristics similar to the companies that private equity firms focusing on natural resources investments have historically selected for investment, as well as companies that SummerHaven Index Management, LLC (“SHIM”), the index provider, believes private equity firms focusing on natural resources investments are likely to select for investment in the future. However, SHPEN does not include, and the Fund does not invest in, private equity funds or private equity of companies. The Fund does not invest directly in natural resource commodities.

SHPEN is constructed using a proprietary methodology developed by SHIM and licensed to the Adviser. The proprietary methodology favors companies with low enterprise value to earnings before interest, taxes, depreciation, and amortization (“EV / EBITDA”) ratios; low net equity issuance; low market capitalization; and moderate profitability. From a universe of approximately 600 U.S. companies, SHIM applies proprietary screens to determine an investable universe. SHPEN includes the greater of 80 companies or 40% of such investable universe. SHPEN is equally weighted and rebalanced annually.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the common stocks comprising SHPEN. The Fund generally invests in substantially all of the common stocks comprising SHPEN and in approximately the same proportions as SHPEN. The Adviser expects that, over time, the correlation between the Fund’s performance and that of SHPEN, before fees and expenses, will be 95% or higher. However, there can be no guarantee that the Fund will achieve a high degree of correlation with SHPEN. A number of factors may affect the Fund’s ability to achieve a high correlation with SHPEN. For example, the performance of the Fund and SHPEN may diverge due to transaction costs, asset valuations, timing variances, and differences between the Fund’s portfolio and SHPEN resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to SHPEN.

In addition, the Fund may invest in cash, cash equivalents, and money market instruments. The Fund is diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

SHPEN includes natural resources companies in the following sectors, groups, and industries:

•	Energy;

•	Materials (agricultural chemicals, cement and aggregates, containers and packaging manufacturing, forest and paper products, metals and mining, and steel producers only);

•	Industrials (transportation equipment manufacturing and machinery manufacturing only);

•	Consumer discretionary (automotive manufacturing only); and

•	Consumer staples (agricultural products and packaged food manufacturing only).

Industry Concentration Policy. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that SHPEN reflects a concentration in that industry or sector. SHPEN has been 100% concentrated in companies in the natural resources industry.

2

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Market Risk. The trading prices of equity securities fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting the entire market or a specific market segment. The market value of portfolio holdings can be volatile and change quickly. The Fund’s net asset value (“NAV”) and market price, like market prices generally, may fluctuate significantly. As a result, an investor could lose money over short or long periods of time, including the possible loss of the entire principal amount of an investment.

Passive Investment Risk. The Fund does not attempt to outperform SHPEN or take defensive positions in declining markets.

Correlation to Index Risk. As with all index funds, the performance of the Fund may not closely track the performance of SHPEN for a variety of reasons.

Correlation to Private Equity Returns Risk. SHEPN’s or the Fund’s return may not match or achieve a high degree of correlation with the return of investments in private equity funds or direct investments in private equity due to assumptions in SHIM’s proprietary methodology that prove to be incorrect or asymmetries between investments in public equity versus private equity, such as the limited liquidity (or illiquidity), infrequency of valuations, and estimated valuations associated with private equity investments.

Private Equity Investing Risk. The Fund seeks to generate returns that mimic the returns of U.S. private equity funds that focus on natural resource investments, as measured by SHPEN. Because investing in private equity often carries a high degree of risk, the returns of private equity funds may be subject to greater volatility than the returns of funds that invest in larger, more established public companies. Similarly, the Fund’s returns may experience greater volatility than funds that invest in larger, more established public companies. The Fund does not invest in private equity funds nor does it invest directly in private equity.

Micro-, Small-, and Mid-Capitalization Risk. The securities of micro-, small-, and mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies because such smaller companies generally have a higher risk of failure. The Fund may experience difficulty in liquidating positions in smaller companies at favorable prices or times. Some securities of smaller companies may be illiquid. These risks are greater when investing in micro- and small-capitalization companies. Returns on investments in securities of smaller companies could be lower than the returns on investments in securities of larger companies.

Risks of Investing in Natural Resources Companies. Investments in natural resources companies can be significantly affected by (often rapid) changes in the supply and demand for their specific products or services and for natural resources in general. Thus, the Fund’s investments in these companies may subject the Fund to greater volatility than investments in companies in other industries. Natural resources companies may also be affected by changes in exchange rates, import controls, worldwide competition, environmental policies and incidents, changes in prices, the participation of speculators, international political and economic developments, energy conservation, the success of exploration projects, limitations on the liquidity of certain natural resources, taxes, and other government regulations. Companies in the energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Companies in the materials sector can be significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies, and consumer demand. Companies in the industrials sector can be significantly affected when worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns. Companies in the consumer discretionary sector can be significantly affected by downturns in the market for discretionary goods and general economic downturns. Consumer staples companies are subject to government regulation affecting their products, which may negatively impact such companies’ performances.

Licensing Risk. The Fund relies on licenses that permit the Fund to use SHPEN and associated trade names and marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensor and, as a result, the Fund may lose its ability to use the Intellectual Property.

3

Industry Concentration Risk. To the extent that SHPEN is concentrated in or significantly exposed to a particular industry or sector, the Fund will be more susceptible to loss due to adverse occurrences affecting that industry or sector. In such case, the Fund will be subject to the risk that economic, political, or other conditions that have a negative impact on that industry or sector may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries or sectors.

Liquidity Risk. The Fund may not always be able to liquidate its investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time or from time to time.

De-Listing Risk. The Fund is required by NYSE Arca (the “Exchange”) to comply with certain listing standards in order to maintain its listing on the Exchange. Inability to comply with these listing standards may result in a delisting action by the Exchange. The staff of NYSE Regulation (the “Staff”) had previously notified the Trust that the Fund is not in compliance with such a standard. Following its initial year of trading on the Exchange, the Fund is required to maintain at least 50 shareholders, and the Fund was found to be below that threshold by the Staff. In accordance with its procedures, the Exchange may affix a “below compliance” (.BC) indicator to the Fund’s ticker symbol on the consolidated tape. The Trust submitted a response to NYSE Regulation outlining its plan to increase the number of shareholders of the Fund, and the Fund was granted a six-month “cure period,” followed by a three-month extension thereof, during which it must demonstrate that it has at least 50 shareholders. Although the Trust is attempting to meet this listing standard for the Fund, if it is not able to do so by the end of the extended cure period, the Fund may not be able to avoid a delisting action by NYSE Arca. In such event, you will receive additional information about the future plans for the Fund.

Premium or Discount to NAV Risk. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, particularly in times of market stress. Thus, an investor may pay significantly more (or less) than NAV when buying shares of the Fund in the secondary market, or receive significantly more (or less) than NAV when selling those shares in the secondary market. A premium or discount to NAV may be reflected in the spread between “bid” and “ask” prices that are quoted during the course of a trading day. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares, or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Small Fund Risk. As a fund with a limited history of operations, there can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange.

Newly Created Index Risk. SHPEN has a limited history of performance. It is uncertain how closely SHPEN may be able to track the performance of an actual portfolio of the constituent securities that comprise the Index over a long period of time.

Securities Lending Risk. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

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Fund Performance

The bar chart below shows how the Fund has performed for the calendar year shown, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Past performance (before and after taxes) is not predictive of future results. Updated performance information is available at www.uscfinvestments.com.

Calendar Year Returns (Year ended December 31)

Highest Performing Quarter:        17.61% in the 2nd quarter of 2018

Lowest Performing Quarter:          -26.80% in the 4th quarter of 2018

YTD Return as of 9/30/2019:         (11.67)%

Average Annual Total Returns

(for the periods ended December 31, 2018)

	1 Year	Since Inception 11/30/17
Return Before Taxes	-23.32%	-18.99%
Return After Taxes on Distributions	-28.54%	-24.08%
Return After Tax and Sale of Fund Shares	-13.67%	-16.47%
SHPEN Index (1)	-22.72%	-18.33%
S&P North American Resources Index	-21.07%	-15.39%
(1)	Reflects no deductions for fees, expenses or taxes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser. USCF Advisers LLC serves as the investment adviser to the Fund.

Sub-Adviser. SummerHaven Investment Management, LLC (the “Sub-Adviser”) serves as the sub-adviser to the Fund.

Portfolio Managers

Andrew F Ngim (the Adviser), a Management Director and Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since the Fund began operations in November 2017.

Ashraf R. Rizvi (the Sub-Adviser), a Partner and Portfolio Manager of the Sub-Adviser, has been a Portfolio Manager of the Fund since the Fund began operations in November 2017.

Kevin Sheehan (the Sub-Adviser), Executive Director and Portfolio Manager of the Sub-Adviser, has been a Portfolio Manager of the Fund since the Fund began operations in November 2017.

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Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund may only be purchased and sold on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Baskets” and “Redemption Baskets,” respectively), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants” or “APs.” Currently, Creation Baskets and Redemption Baskets generally consist of 50,000 shares, though this may change from time to time. Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Creation Baskets or redeeming Redemption Baskets.

The Fund generally issues and redeems Creation Baskets and Redemption Baskets in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of cash. To the extent that an Authorized Participant purchases a Creation Basket with cash or redeems a Redemption Basket for cash, the Authorized Participant will be subject to an additional charge no greater than 5.0%. See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Overview

The Trust is registered under the 1940 Act and consists of separate investment portfolios or “funds” that are ETFs. An ETF is a fund whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease, and liquidity of stock-like trading to the benefits of traditional fund investments.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. The Fund is an ETF. This Prospectus contains important facts about the Trust as a whole and the Fund in particular.

Tax Advantaged Product Structure

Unlike interests in many conventional mutual funds, the Fund’s shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at the closing NAV. The shares have been designed to be created and redeemed, principally in-kind, in Creation Baskets and Redemption Baskets, respectively, at each day’s next calculated NAV. These arrangements are designed to protect the Fund’s ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most ETFs, including the Fund, generally will not lead to a taxable event for the Fund or its shareholders.

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ADDITIONAL INVESTMENT OBJECTIVE, STRATEGY, AND RISK INFORMATION

Investment Objectives

The Fund seeks to track the price and yield performance, before fees and expenses, of the Index. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about the Index

The Index is sponsored by SHIM, the index provider. SHIM is an affiliate of the Sub-Adviser (they are under common control), and as a result is affiliated with the Trust, the Fund, the Adviser, and the Distributor. The Index and associated trademarks, service marks, and trade names are the exclusive property of SHIM, which has licensed the Index and marks for use by the Adviser on behalf of the Fund. SHIM is solely responsible for determining the investments included in, and the calculation of, the Index. SHIM makes no representations regarding the appropriateness of the Fund’s investments for the purpose of tracking the performance of its Index or otherwise.

The Index’s daily values are compiled and distributed by NYSE Arca as the index calculation agent. NYSE Arca is not an affiliate of the Trust, the Fund, the Adviser, the Sub-Adviser, the Distributor, SHIM, or any of their respective affiliates. NYSE Arca publishes information regarding the market value of the Index.

On an annual basis, in or about June of each year, SHIM uses a proprietary screen to evaluate whether to add, remove, or retain stocks in the Index. The factors that are taken into account by the algorithm include market capitalization; stock price; enterprise value; earnings before interest, tax, depreciation, and amortization; daily trading volume; equity issuance; and profitability.

There are limited scenarios in which a stock may be removed from the Index prior to the annual rebalancing period. When a component company merges, delists, or is acquired, the company’s common stock will be removed from the Index. If the company merges or is acquired, the common stock of the resulting company may then be included in the Index, which SHIM will evaluate using its proprietary algorithm.

In addition, SHIM will remove a component company from the Index prior to the annual rebalancing period under the following circumstances:

(i)	When the company has declared bankruptcy;

(ii)	When the company’s common stock is delisted from a U.S. exchange;

(iii)	When the company’s common stock no longer trades on an eligible U.S. exchange, including NYSE, NYSE MKT LLC, NASDAQ, NYSE Arca, BATS, or IEX (trading of ADRs is not considered “trading on an eligible U.S. exchange”); or

(iv)	When the company’s form or structure is changed to a form or structure that is not eligible for inclusion in the Index, including a real estate investment trust, business development company, limited partnership, special-purpose acquisition company, blank-check company, royalty trust, or limited liability company.

Principal Investment Strategies

The Fund employs a “passive management” or “indexing” investment approach designed to track the price and yield performance, before fees and expenses, of its Index. The Index includes common stocks of micro-, small-, and mid-capitalization U.S. companies with market capitalizations of at least $100 million and lower than $10 billion at the time of index construction. The market capitalization range of the Index may fluctuate between rebalancing periods. The companies comprising the Index are listed on U.S. stock exchanges.

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The Index attempts to replicate the long-term (i.e., 10 years or more) return characteristics of diversified natural resources private equity allocations. The Index is designed to include publicly-traded companies that possess characteristics similar to the companies that private equity firms focusing on natural resources investments have historically selected for investment, as well as companies that SHIM believes private equity firms focusing on natural resources investments are likely to select for investment in the future. From a universe of approximately 600 U.S. companies, SHIM applies proprietary screens to determine an investable universe. The Index includes the greater of 80 companies or 40% of such investable universe. The Index does not include, and the Fund does not invest in, private equity funds or private equity of companies. The Fund does not invest directly in natural resource commodities.

SHPEN includes natural resources companies in the following sectors, groups, and industries:

•	Energy;

•	Materials (agricultural chemicals, cement and aggregates, containers and packaging manufacturing, forest and paper products, metals and mining, and steel producers only);

•	Industrials (transportation equipment manufacturing and machinery manufacturing only);

•	Consumer discretionary (automotive manufacturing only); and

•	Consumer staples (agricultural products and packaged food manufacturing only).

The Index is constructed using a proprietary methodology developed by SHIM and licensed to the Adviser. The proprietary methodology favors companies with low EV / EBITDA ratios, low net equity issuance, low market capitalization, and moderate profitability. The Index is equally weighted and rebalanced annually.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the common stocks comprising its Index. The Fund generally invests in substantially all of the common stocks comprising its Index and in approximately the same proportions as its Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of its Index, before fees and expenses, will be 95% or higher. However, there can be no guarantee that the Fund will achieve a high degree of correlation with its Index. A number of factors may affect the Fund’s ability to achieve a high correlation with its Index. For example, the performance of the Fund and its Index may diverge due to transaction costs, asset valuations, timing variances, and differences between the Fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Index.

In addition, the Fund may invest in cash, cash equivalents, and money market instruments. The Fund is diversified within the meaning of the 1940 Act.

Industry Concentration Policies. The Fund will concentrate its investments (i.e., invest 25% or more of the value of its total assets) in securities of issuers in any one industry or sector only to the extent that its Index reflects a concentration in that industry or sector.

The Index has been, and is expected to remain, 100% concentrated in companies in the natural resources industry.

Other Investment Information about the Fund

The Fund may lend its portfolio securities in an amount not to exceed one-third (33⅓%) of the value of its total assets via a securities lending program through its securities lending agent, Brown Brothers Harriman & Company (“BBH”), to brokers, dealers, and other financial institutions desiring to borrow securities to complete transactions and for other purposes. The securities lending program allows the Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. The Fund will receive collateral for each loaned security that is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities. However, the Fund may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. The Fund may terminate security loans at any time.

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The Fund may use derivative instruments such as futures and options to seek returns on the Fund’s uninvested cash assets to help it better track its Index. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Fund’s use of derivatives could reduce the Fund’s performance, increase the Fund’s volatility, and could cause the Fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. To the extent applicable, each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Market Risk. The trading prices of equity securities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, as well as events that impact specific issuers. The market value of portfolio holdings can be volatile and change quickly. The Fund’s NAV and market price, like market prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time, including the possible loss of the entire principal amount of an investment.

Passive Investment Risk. The Fund invests in the securities included in its Index. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the economy or the stock market to a greater extent than a fund that was able to successfully employ defensive strategies in such periods of decline. The Fund’s performance may also be positively affected by general gains in the economy or the stock market to a lesser extent than a fund that was able to employ strategies to participate in such periods of gains.

Correlation to Index Risk. As with all index funds, the performance of the Fund may not closely track the performance of its Index for a variety of reasons. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of its Index, regulatory policies, and portfolio turnover rate. Also, at any particular time that the Fund’s assets include cash, cash equivalents, or money market instruments, the Fund’s returns may inadequately track the return that could have been generated by stocks included in its Index. Tracking error may cause the Fund’s performance to be less than expected.

Correlation to Private Equity Returns Risk. The Index’s or the Fund’s return may not match or achieve a high degree of correlation with the return of investments in private equity funds or direct investments in private equity due to assumptions in SHIM’s proprietary methodology that prove to be incorrect or asymmetries between investments in public equity versus private equity, such as the limited liquidity (or illiquidity), infrequency of valuations, and estimated valuations associated with private equity investments.

Private Equity Investing Risk. The Fund seeks to generate returns that mimic the returns of U.S. private equity funds, as measured by its Index. Because investing in private equity often carries a high degree of risk, the returns of private equity funds may be subject to greater volatility than the returns of funds that invest in larger, more established public companies. Similarly, the Fund’s returns may experience greater volatility than funds that invest in larger, more established public companies. The Fund does not invest in private equity funds, nor does the Fund invest directly in private equity.

Micro-, Small-, and Mid-Capitalization Risk. The securities of micro-, small-, and mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies because such smaller companies generally have a higher risk of failure. Smaller companies may have limited product lines, markets, or financial resources; may lack the competitive strength of larger companies; and may depend on a small number of key employees. The securities of smaller companies may trade less frequently and in smaller volumes than more widely-held securities. The Fund may experience difficulty in liquidating positions in these securities at favorable prices or times. Some securities of smaller companies may be illiquid. These risks are greater when investing in micro- and small-capitalization companies. There may be less publicly-available information about smaller companies. Returns on investments in securities of smaller companies could be lower than the returns on investments in securities of larger companies.

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Risks of Investing in Natural Resources Companies. Investments in natural resources companies can be significantly affected by (often rapid) changes in the supply and demand for their specific products or services and for natural resources in general. Thus, the Fund’s investments in these companies may subject the Fund to greater volatility than investments in companies in other industries. Natural resources companies may also be affected by changes in exchange rates, import controls, worldwide competition, environmental policies and incidents, changes in prices, the participation of speculators, international political and economic developments, energy conservation, the success of exploration projects, limitations on the liquidity of certain natural resources, taxes, and other government regulations. Additional specific sector risks include the following:

Energy Sector. Companies in the energy sector can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Such fluctuations can be the result of geopolitical events, energy conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, or terrorist threats or attacks, among other factors. Markets for various energy commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Energy commodities have had significant price swings in recent years. Companies in the energy sector may need to make substantial expenditures, and incur significant amounts of debt, in order to maintain or expand their reserves through exploration of new supply sources, through the development of existing supply sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure.

Materials Sector (Agricultural Chemicals, Cement and Aggregates, Containers and Packaging Manufacturing, Forest and Paper Products, Metals and Mining, and Steel Producers Only). Companies in the materials sector can be significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies, and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Risks to companies in the materials sector may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations. In particular, metals and mining companies can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. Investments in metals and mining companies may be speculative and may be subject to greater price volatility than investments in other types of companies. Risks of metals and mining investments include: changes in international monetary policies or economic and political conditions that can affect the supply of precious metals and consequently the value of metals and mining company investments; the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; and increased environmental or labor costs may depress the value of metals and mining investments.

Industrials Sector (Transportation Equipment Manufacturing and Machinery Manufacturing Only). Companies in the industrials sector can be significantly affected when worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. In particular, transportation equipment and machinery manufacturing companies can be affected by economic downturns and falls in commodity prices, which result in less demand for equipment and machinery.

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Consumer Discretionary Sector (Automotive Manufacturing Only). Companies in the consumer discretionary sector can be significantly affected by downturns in the market for discretionary goods and general economic downturns. The consumer discretionary sector, in particular automotive manufacturing companies, can be significantly impacted by downturns in the market for automobiles and other transportation equipment and changes in energy prices.

Consumer Staples Sector (Agricultural Products and Packaged Food Manufacturing Only). Consumer staples companies are subject to government regulation affecting their products, which may negatively impact such companies’ performances. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture and food manufacturing companies, could adversely impact the Fund’s investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture and food manufacturing companies, such as taxes, tariffs, duties, subsidies, and import and export restrictions on agricultural commodities, commodity products, and livestock can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded, and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of such companies. In addition, agriculture and food manufacturing companies may be significantly affected by adverse weather, pollution, and disease that could limit or halt production.

Licensing Risk. The Fund relies on licenses that permit the Fund to use Intellectual Property in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the licensor and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the licensor has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event a license is terminated or a licensor does not have rights to license the Intellectual Property, it may have a significant affect on the operation of the Fund and may result in changes in the investment policies or closure of the Fund.

Industry Concentration Risk. To the extent that the Fund’s Index is concentrated in or significantly exposed to a particular industry or sector, the Fund will be more susceptible to loss due to adverse occurrences affecting that industry or sector. In such case, the Fund will be subject to the risk that economic, political, or other conditions that have a negative impact on that industry or sector may adversely affect the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industries or sectors.

Liquidity Risk. The Fund may not always be able to liquidate its investments at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid securities accurately. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Unexpected market illiquidity may cause major losses at any time or from time to time. The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

De-Listing Risk. The Fund is required by NYSE Arca (the “Exchange”) to comply with certain listing standards in order to maintain its listing on the Exchange. Inability to comply with these listing standards may result in a delisting action by the Exchange. The staff of NYSE Regulation (the “Staff”) had previously notified the Trust that the Fund is not in compliance with such a standard. Following its initial year of trading on the Exchange, the Fund is required to maintain at least 50 shareholders, and the Fund was found to be below that threshold by the Staff. In accordance with its procedures, the Exchange may affix a “below compliance” (.BC) indicator to the Fund’s ticker symbol on the consolidated tape. The Trust submitted a response to NYSE Regulation outlining its plan to increase the number of shareholders of the Fund, and the Fund was granted a six-month “cure period,” followed by a three-month extension thereof, during which it must demonstrate that it has at least 50 shareholders. Although the Trust is attempting to meet this listing standard for the Fund, if it is not able to do so by the end of the extended cure period, the Fund may not be able to avoid a delisting action by NYSE Arca. In such event, you will receive additional information about the future plans for the Fund.

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Premium or Discount to NAV Risk. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to supply and demand of the Fund’s shares and/or during periods of market volatility. Thus, you may pay significantly more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive significantly more (or less) than NAV when you sell those shares in the secondary market. A premium or discount to NAV may be reflected in the spread between “bid and ask” prices that are quoted during the course of a trading day. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares, or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on the liquidity for the ETF’s shares could, in turn, lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Baskets and Redemption Baskets, respectively (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of Fund shares or sells at a time when the market price is at a discount to the NAV of Fund shares, then the investor may sustain losses.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In times of market stress, market makers or other authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Fund’s shares will trade with any volume, or at all, on any stock exchange.

Small Fund Risk. As a fund with a limited history of operations, there can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objectives than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

Newly Created Index Risk. The Index has a limited history of performance. It is uncertain how closely the Index may be able to track the performance of an actual portfolio of the constituent securities that comprise the Index over a long period of time.

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Securities Lending Risk. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT

Adviser

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). Wainwright is a wholly-owned subsidiary of Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright continues to operate its business as a wholly-owned subsidiary of Concierge.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2019, the Adviser and its affiliates had approximately $2.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Trust and provides an investment program for the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with its investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund to operate. The Adviser bears all of its own costs associated with providing advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Adviser and its affiliates deal, trade, and invest for their own accounts in the type of investments in which the Fund may also invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.

Sub-Adviser

The Sub-Adviser has been registered as an investment adviser with the SEC since September 12, 2017. The Sub-Adviser’s offices are located at 1266 E Main Street, 4th floor, Stamford, CT 06902. As of June 30, 2019, the Sub-Adviser and its affiliates had approximately $1.265 billion in assets under management. Subject to the Adviser’s oversight and along with the Adviser, the Sub-Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Sub-Adviser and its affiliates deal, trade, and invest for their own accounts in the type of investments in which the Fund may also invest. The Sub-Adviser does not use inside information in making investment decisions on behalf of the Fund.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”). The Sub-Adviser serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

A discussion of the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement is included in the Fund’s semi-annual shareholder report for the period ended December 31, 2017. The Advisory Agreement and the Sub-Advisory Agreement were most recently renewed at the August 7, 2019 meeting of the Board. The basis for the Board’s renewal of these agreements will be explained in the Fund’s semi-annual report to shareholders for the period ended December 31, 2019.

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Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of Fund expenses. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The following table lists the total management fee paid by the Fund before any fee waivers.

Fund	Management Fee
USCF SummerHaven SHPEN Index Fund	0.95%

The Adviser has contractually agreed through October 31, 2020 to waive 0.15% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

The Sub-Adviser receives a management fee equal to a percentage of the Fund’s average daily net assets for the services it provides to the Fund. The Sub-Adviser’s fees are calculated daily and paid monthly by the Adviser out of its management fees. The following table lists the sub-advisory fee paid to the Sub-Adviser.

Fund	Sub-Advisory Fee
USCF SummerHaven SHPEN Index Fund	0.06%

Manager of Managers Structure

The Adviser has applied for an exemptive order from the SEC to operate under a manager of managers structure that would permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers (including the Sub-Adviser), enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser will have ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order would not apply to any sub-adviser that is affiliated with the Adviser. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Fund would also require prior shareholder approval. Such approval has already been obtained for the Fund from its initial shareholder. Thus, if the requested SEC order is obtained, the Fund will begin to operate under the Manager of Managers Structure immediately.

The Manager of Managers Structure will enable the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGEMENT

The Adviser and the Sub-Adviser (subject to the Adviser’s oversight) supervise and manage the investment portfolio of the Fund and direct the purchase and sale of the Fund’s investments. The Portfolio Managers utilize a team of investment professionals acting together to manage the assets of the Fund. The Portfolio Managers and their team of investment professionals meet regularly to review portfolio holdings and to discuss purchase and sale activity.

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The persons primarily responsible for the day-to-day management of the Fund’s portfolio are listed below. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund.

The persons primarily responsible for the day-to-day management of the Fund’s portfolio are:

Mr. Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and has served as a Management Director since May 2005 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through present), USCF SummerHaven SHPEN Index Fund (November 2017 through present), and the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim has also served as a Management Trustee of USCF ETF Trust from August 2014 through the present and of the USCF Mutual Funds Trust from October 2016 through the present. Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

Ashraf R. Rizvi, Co-Founder/Partner and Head of Trading at SummerHaven since 2008, is responsible for the day to day management of the firm. Previously, Mr. Rizvi was Deputy Head of Global Commodities and Head of Commodities Trading at UBS Investment Bank. He also held positions of Global Head of Metals, Global Head of Fixed Income Repo and Head of Precious Metals Rate & Forwards Trading. Mr. Rizvi worked at UBS AG and its predecessors for over 13 years. Prior to joining UBS (previously known as Swiss Bank Corporation), he was Head of FX Options Trading for the Americas at Credit Suisse. Prior to that, he was an FX Options trader at Susquehanna Investment Group. Prior to working at Susquehanna, Mr. Rizvi was a trader on various exchanges in Philadelphia, Chicago and New York for a variety of local trading groups. He received his BS in Economics from the Wharton School at the University of Pennsylvania. Mr. Rizvi is a Board Member of the Rodney L. White Center for Financial Research and a member of the Undergraduate Board at The Wharton School at the University of Pennsylvania.

Kevin Sheehan, is Executive Director in the Trading department at SummerHaven, responsible for all day to day trading activities. He has been at SummerHaven since 2011. Prior to joining SummerHaven Mr. Sheehan was a trader at Indus Capital. Mr. Sheehan has over 10 years trading experience. He also served in the United States Marine Corps from 1995 to 1999. Mr. Sheehan received his BBA in Accounting from Hofstra University.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent, and Securities Lending Agent

BBH, located at 50 Post Office Square, Boston, MA 02110-1548, serves as the Fund’s administrator, custodian, transfer agent, and securities lending agent.

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Under a fund administration and accounting agreement (the “Administration Agreement”), BBH serves as administrator for the Fund. Under the Administration Agreement, BBH provides necessary administrative, tax, legal, and accounting services and financial reporting services for the maintenance and operations of the Fund. In addition, BBH makes available the office space, equipment, personnel, and facilities to provide such services.

BBH supervises the overall administration of the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance and books and records of the Fund.

Index Provider

SHIM, an affiliate of the Fund, owns and maintains the Index. The Adviser and SHIM have entered into a licensing agreement for the Trust’s use of the Index, for which the Adviser pays SHIM a licensing fee. The licensing fee is separate from the fees paid to the Sub-Adviser for sub-advisory services provided to the Fund.

Investors cannot be assured of the continuation of the licensing agreement between SHIM and the Adviser for use of the Index. Should the agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available alternatives, including finding a replacement index or liquidating the Fund. Termination of the licensing agreement may have an adverse effect on the performance and NAV of the Fund’s shares.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Baskets and Redemption Baskets for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as counsel to the Trust and the Fund.

Cybersecurity Risk

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

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Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of the Fund trade under the following trading symbol.

Fund	NYSE Arca, Inc. Trading Symbol
USCF SummerHaven SHPEN Index Fund	BUYN

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Creation Baskets or redeeming Redemption Baskets. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Basked or redeems a Redemption Basket, respectively.

The Fund generally issues and redeems Creation Baskets and Redemption Baskets in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of cash. To the extent that an Authorized Participant purchases a Creation Basket with cash or redeems a Redemption Basket for cash, the Authorized Participant will be subject to an additional charge no greater than 5.0%. This charge is intended to compensate the Fund for brokerage, tax, foreign exchange, execution, price movement, and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of costs and expenses).

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation and Redemption Basket Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Charge for Creations	Maximum Additional Charge for Redemptions
50,000	$ 350	5.0%*	5.0%*

* As a percentage of the net asset value per Creation Basket or Redemption Basket, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Payments to Certain Third Parties

The Adviser or the Distributor, or an affiliate of the Adviser or the Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded funds, including the Fund and certain other series of the Trust, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

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The Adviser, pursuant to written agreements, may make payments, out of its own resources, to certain financial intermediaries in exchange for providing services in connection with the sale or servicing of the shares of the Fund and certain other series of the Trust, including waiving commissions on the purchase or sale of shares of participating exchange-traded funds. The amounts of these payments vary by intermediary. Such payments are generally asset-based but may also include the payment of a lump sum. The following identifies these financial intermediaries and the fees payable by the Adviser with respect to the applicable platforms of these financial intermediaries:

Financial Intermediary	Annual Fee
Raymond James	0.06%, calculated quarterly, of the total value of shares held by clients of Raymond James through the applicable platform
TD Ameritrade	20% of the Fund’s net expense ratio multiplied by the total assets of the Fund held by clients of TD Ameritrade through the applicable platform
Pershing LLC	$10,000 plus 0.1425%, calculated quarterly, of the average market value of shares held by clients of Pershing through the applicable platform

Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. The amounts described above, which may be significant, are paid by the Adviser and/or the Distributor from their own resources and not from the assets of the Fund or certain other series of the Trust. Ask your salesperson or visit your financial intermediary’s website for more information.

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor and you thereafter purchase or redeem shares directly from the Fund in Creation Baskets or Redemption Baskets. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every 15 seconds throughout the trading day by NYSE Arca or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less. The Fund, the Adviser, and their affiliates are not involved in, and are not responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on NYSE Arca, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

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Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

INTRADAY INDICATIVE VALUE

The approximate value of the Fund’s investments on a per-share basis, also known as the Indicative Intra-day Value (“IIV”), is disseminated by NYSE Arca every 15 seconds during hours of trading. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV is calculated by an independent third-party and may not be calculated in the same manner as NAV, which is computed once per day.

An independent third-party calculator calculates the IIV for the Fund during hours of trading on NYSE Arca by dividing the Fund’s “Estimated Fund Value” as of the time of the calculation by the total number of the Fund’s outstanding shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund, and the estimated market value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The Fund’s IIV will be calculated based on the same portfolio holdings disclosed on www.uscfinvestments.com. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices, or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

The Fund provides the independent third-party calculator with information to calculate IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have tracked the Fund’s NAV for the most recently completed calendar year and the quarter thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a quarterly basis. Nonetheless, the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

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DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Baskets of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future by the Fund, they will be paid out of the Fund’s assets. Over time, these fees will increase the cost of your investment in the Fund, and they may cost you more than certain other types of sales charges. Shareholders of the Fund would be provided with at least 60 days’ advance notice before the Fund began charging a Rule 12b-1 fee.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Baskets and Redemption Baskets by Authorized Participants. The vast majority of trading in Fund shares occurs on the secondary market and does not involve the Fund directly. In-kind purchases of Creation Baskets by APs, in-kind redemptions of Redemption Baskets by APs, and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent trading.

Cash purchases of Creation Baskets and cash redemptions of Redemption Baskets, however, can be harmful to the Fund. Such transactions may disrupt portfolio management, cause dilution, and increase transaction costs, all of which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may become magnified as the frequency of cash purchases of Creation Baskets and cash redemptions of Redemption Baskets by APs increases. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on purchases of Creation Baskets and redemptions of Redemption Baskets to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if in the discretion of the Adviser, it is determined necessary or appropriate, the Adviser will monitor trades by APs for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

Given the manner in which shares of the Fund are purchased and sold by shareholders, the Fund does not impose restrictions on the frequency of purchase or sale of its shares on the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

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INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws, in light of your unique circumstances. Additional tax information is contained in the SAI, which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code (the “Code”). To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If the Fund meets those requirements, as well as certain minimum distribution requirements, the Fund will not be subject to U.S. federal income tax at the Fund level on income and gains from investments that are timely distributed to shareholders. If the Fund fails to qualify as a RIC or to meet minimum distribution requirements (and, assuming certain relief provisions are not available), the Fund would be subject to U.S. federal income tax at the Fund level, which would result in a material reduction in Fund income and gains available for distribution to shareholders. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or when you sell shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in shares.

Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable as ordinary income. Distributions of investment income properly reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s basis in its shares will be reduced by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

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Distributions (other than Capital Gain Dividends and dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Trust (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. In addition, even if shareholders have provided appropriate certifications to the intermediary through which they hold shares, such withholding may apply if the intermediary is a foreign intermediary unless such foreign intermediary either enters into an agreement with the Internal Revenue Service regarding reporting or is located in a jurisdiction that has entered into an Intergovernmental Agreement with the Internal Revenue Service and such foreign intermediary is in compliance with the terms of such intergovernmental agreement and any enabling legislation or administrative actions.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates, and trusts.

Taxes on Creation and Redemption of Creation Baskets and Redemption Baskets

An AP that exchanges securities for Creation Baskets generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Baskets at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the AP’s aggregate basis in the securities surrendered and any amount of cash paid. An AP who redeems Redemption Baskets will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Redemption Baskets and (ii) the AP’s basis in the Redemption Baskets. The Internal Revenue Service, however, may assert that a loss that is realized by an AP upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Baskets or Redemption Baskets should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser maintains a website for the Fund at www.uscfinvestments.com. The website for the Fund contains the following information for the Fund on a per-share basis: (1) the prior business day’s NAV; (2) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund, if shorter). In addition, on each business day, before the commencement of trading in shares on NYSE Arca, the Fund will disclose on www.uscfinvestments.com the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the business day.

22

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

ADDITIONAL NOTICES

Shares of the Trust are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of any fund or any member of the public regarding the ability of a fund to track an index or the ability of any index to track market performance. NYSE Arca is not responsible for and has not participated in the compilation of the Index; the determination of the timing of, prices of, or quantities of Fund shares to be issued; nor the determination or calculation of the equation by which Fund shares are redeemable.

NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares.

NYSE Arca does not guarantee the accuracy and/or the completeness of the data included in the Index. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust, the Fund, owners of Fund shares, or any other person or entity from the use of the Index or the data included in the Index. NYSE Arca makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Fund shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. SHIM has no obligation to take the needs of the Fund or the owners of Fund shares into consideration in determining, composing, or calculating the Index. The Adviser is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of Fund shares to be issued or in the determination or calculation of the equation by which Fund shares are redeemable. The Fund, the Adviser, and SHIM do not guarantee the accuracy, completeness, or performance of the Index or the data included therein, and shall have no liability in connection with the Index or their calculation. SHIM shall have no liability for any errors or omissions in calculating the Index.

23

USCF ETF TRUST

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED JUNE 30, 2019*

USCF ETF TRUST
USCF SUMMERHAVEN SHPEN INDEX FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30, 2019	For the Period Ended June 30, 2018*
Net Asset Value, Beginning of Period	$27.85	$25.20
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	0.05	0.01
Net Realized and Unrealized Gain (Loss)	(6.62)	2.66
Total Income (Loss) from Operations	(6.57)	2.67
Less Distributions From:
Net Investment Income (Loss)	(0.05)	(0.02)
Capital Gains	(3.38)	—
Total Distributions	(3.43)	(0.02)
Net Asset Value, End of Period	$17.85	$27.85

Total Return(b)	(22.57)%	10.59%
Net Assets, End of Period (thousands)	$893	$2,785
Ratios of Average Net Assets:
Net Expenses	0.95%	0.95%**
Net Investment Income (Loss)	0.20%	0.09%**
Portfolio Turnover Rate(c)	113%	1%

*	Inception Date, November 30, 2017.
**	Annualized.
(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return reflects fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(c)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report June 30, 2019
24

PRIVACY POLICY

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”), THE USCF ETF TRUST AND THE USCF MUTUAL FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number

•       account balances

•       account transactions

•       transaction history

•       wire transfer instructions

•       checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com

25

What we do
How do the Company and the Trusts protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the Trusts collect my personal information?

We collect your personal information, for example, when you

•    open an account

•    provide account information

•    give us your contact information

•    make a wire transfer

•    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes - information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

•    Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Company and the Trusts do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Company and the Trusts do not conduct joint marketing.

26

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)
Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust
1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

27

Prospectus

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

NYSE: SDCI

October 30, 2019

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc. (“NYSE Arca”)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS: • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

FUND SUMMARY — USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

Investment Objective

The USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”) seeks long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on the purchase and sale of Fund shares, which are not reflected in the table or example below. The fees and expenses are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.80%
Distribution (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
Fee Waivers(2)	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers	0.60%

(1) The Fund pays USCF Advisers LLC (the “Adviser”) an annual unitary management fee based upon the Fund’s average daily net assets at the rate set forth above. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel.

(2) The Adviser has contractually agreed through October 31, 2020 to waive 0.20% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) and the Adviser, and will terminate automatically if the investment advisory agreement between the Adviser and the Fund is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

Example

The following example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% per year and that operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$235	$425	$971

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. Importantly, this rate excludes the value of the portfolio holdings received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.

1

Principal Investment Strategies of the Fund

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets through the investments of its wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 2 (the “Subsidiary”). The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven Investment Management, LLC (“SummerHaven”).

The Fund seeks to provide exposure to the commodities markets that corresponds to the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCITR”). The SDCITR is owned and maintained by SummerHaven Index Management, LLC (“SHIM”), an affiliate of SummerHaven. Even though the Fund seeks to provide exposure to the commodities markets that corresponds to the SDCITR, the Fund is not an index ETF and is actively managed.

The SDCITR is a total return commodity sector index designed to broadly represent major commodities. The SDCITR reflects the performance of a fully margined and collateralized portfolio of commodities futures contracts.

•	A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodities underlying a futures contract at their current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

•	A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the New York Mercantile Exchange, ICE Futures, Chicago Board of Trade, Chicago Mercantile Exchange, London Metal Exchange, and Commodity Exchange, Inc. (collectively, the “Futures Exchanges”), which is typically 5% to 10% of the contract amount.

•	A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

At any time, the SDCITR is comprised of 14 futures contracts (the “Component Futures Contracts”), weighted equally by notional amount. The SDCITR is reconstituted and rebalanced on a monthly basis. See “Additional Information about the SDCITR” below for more information about how the SDCITR is composed.

To achieve an exposure to the commodities markets that corresponds to the SDCITR, the Fund invests in a fully margined and collateralized portfolio of commodities futures contracts that will generally consist of the Component Futures Contracts, weighted equally by notional amount. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCITR.

The Fund may also invest in futures contracts that the portfolio managers believe are economically identical or substantially similar to the Component Futures Contracts. Also, to obtain the desired economic exposure, the Fund may invest in commodity-related derivative instruments such as cash-settled options, forward contracts, options on futures contracts, and other options. The futures contracts (including Component Futures Contracts) and other commodity-related derivative instruments in which the Fund may invest are collectively referred to herein as “Commodity Interests.” The Fund may invest in Commodity Interests directly or indirectly through the Subsidiary. Neither the Fund nor the Subsidiary invests directly in commodities.

In addition to the market price movements of the Fund’s futures contracts and other Commodity Interests, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will seek to at least match the hypothetical return of the collateral portion of the SDCITR. The SDCITR’s Component Futures Contracts are hypothetically collateralized with U.S. Treasury bills (“Treasuries”) with three-month maturities, the value of which are calculated using the weekly auction rate for 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury. To collateralize its portfolio, the Fund will hold significant amounts of short-term U.S. government securities (e.g., Treasuries). The Fund may also seek to enhance collateral returns relative to the SDCITR or increase portfolio liquidity by investing in money market instruments, investment grade fixed-income securities, and cash and cash equivalents.

2

Although the Fund may invest in Commodity Interests directly, the Fund invests in Commodity Interests primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund is able to obtain greater exposure to the commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity Interests.

The Fund is not diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Additional Information about the SDCITR:

At any time, the SDCITR is comprised of 14 Component Futures Contracts, weighted equally by notional amount, selected each month from a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. As of September 30, 2019, the universe of eligible commodities, categorized into six commodity sectors, were:

•	Energy – crude oil (Brent), crude oil (WTI), gas oil, heating oil, natural gas, and unleaded gasoline;

•	Precious Metals – gold, silver, and platinum;

•	Industrial Metals – zinc, nickel, aluminum, copper, lead, and tin;

•	Grains – soybean oil, wheat, corn, soybeans, and soybean meal;

•	Softs – sugar, cotton, coffee, and cocoa; and

•	Livestock – live cattle, lean hogs, and feeder cattle.

The SDCITR is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, as commodity prices tend to increase when supply is low and conversely tend to decrease when supply is high. To help assess the current state of commodity inventories, the SDCITR analyzes price-based signals (i.e., backwardation, contango, and momentum) within the universe of eligible commodity futures contracts, as discussed further below.

The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the six commodity sectors above must be represented by at least one Component Futures Contract. On the fifth-to-last business day of each month, the Component Futures Contracts for the following month are selected pursuant to a three-step process.

•	First, the seven commodities with the greatest “backwardation” (or least “contango”) are identified from the universe of eligible commodities. Backwardation is associated with futures prices that are below commodity spot prices, and contango is associated with futures prices that are above commodity spot prices.

•	Second, from the remaining 20 eligible commodities, the seven commodities with the greatest positive (or least negative) percentage price change over the prior 12-month period (“momentum”) are identified.

At this point, if a commodity sector is not represented by the 14 commodities identified in the first and second steps, the commodity from the omitted sector with the greatest momentum will replace one of the seven commodities that were originally identified during step two. A commodity is eligible to be replaced if it belongs to a commodity sector that is represented by more than one commodity identified during steps one or two. From the commodities that are eligible to be replaced, the commodity with the lowest momentum will be replaced. This procedure is repeated until all the sectors are represented.

•	Third, from the eligible futures contract for each of the 14 identified commodities, the futures contract with the greatest backwardation (or least contango), subject to market restrictions, is selected as a Component Futures Contract.

The SDCITR is reconstituted and rebalanced accordingly during the last four business days of the month.

3

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of investing in the Fund are summarized below.

Commodities Risk. Exposure to the commodities markets through investments in Commodity Interests may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers.

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCITR are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains and Soft Product Commodities Risk. The prices of commodities comprising the grains and softs sectors of the SDCITR are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The prices of commodities comprising the livestock sector of the SDCITR are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

Commodity Market Regulatory Risk. The commodities markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and the Futures Exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodities transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

4

Derivatives Risk. The value of a derivative instrument, such as the Fund’s investments in Commodity Interests, depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other exchange traded funds (“ETFs”) because the Fund will implement its investment strategy primarily through investments in Commodity Interests, which are derivative instruments.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.

Correlation Risk. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of price references such as the spot prices of the commodities comprising the SDCITR. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future.

Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting the entire market or a specific market segment. The market value of portfolio holdings can be volatile and change quickly. The Fund’s net asset value (“NAV”) and market price may fluctuate significantly due to market risk. As a result, an investor could lose money over short or long periods of time, including the possible loss of the entire principal amount of an investment.

Non-Diversification Risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular investment, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information (“SAI”) and could negatively affect the Fund.

5

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the Futures Exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Commodities Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code (the “Code”). If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund believes based on current law that its taxable income from the Subsidiary will be qualifying income for purposes of the RIC source-of-income requirements. If the income of the Fund from the Subsidiary is treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Such adverse effects could also, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investments in the Subsidiary and in Commodity Interests as necessary to maintain its qualifications as a RIC.

Intermediary and Counterparty Risk. Futures and options contracts, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. For exchange-traded derivatives, including the Fund’s investments in futures contracts, a futures commission merchant (“FCM”) serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund.

Non-U.S. Investment Risk. The Fund may invest in Commodity Interests traded on non-U.S. exchanges or enter into over-the-counter Commodity Interests with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

Treasuries Risk. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. Other risk factors associated with fixed income investments include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). The Fund may be subject to greater risks of rising interest rates as the current period of historically low interest rates may be ending. In addition, government fiscal policy initiatives and resulting market reaction to those initiatives may increase interest rate risk for the Fund. For example, the U.S. Board of Governors of the Federal Reserve System has ended its quantitative easing program and may continue to raise interest rates.

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Global Currency Exchange Rate Risk. The price of any non-U.S. Commodity Interest and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity Interest is profitable.

Liquidity Risk. The Fund may not always be able to liquidate its positions at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time.

Small Fund Risk. As a fund with a limited history of operations, there can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments of cash and/or fixed income securities, which will cause the Fund to incur certain costs, such as brokerage costs, that it would not incur if it made in-kind redemptions.

Premium or Discount to NAV Risk. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, particularly in times of market stress. Thus, an investor may pay significantly more (or less) than NAV when buying shares of the Fund in the secondary market, or receive significantly more (or less) than NAV when selling those shares in the secondary market. A premium or discount to NAV may be reflected in the spread between “bid” and “ask” prices that are quoted during the course of a trading day. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares, or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk. Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

Fund Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. Performance information, when available, will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Management

Investment Adviser to the Fund and the Subsidiary. USCF Advisers, LLC

Sub-Adviser to the Subsidiary. SummerHaven Investment Management, LLC

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Portfolio Managers

Andrew F Ngim, a Management Director and Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since the Fund began operations in May 13, 2018.

Ray W. Allen, a Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since the Fund began operations in May 13, 2018.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund may only be purchased and sold on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Baskets” and “Redemption Baskets,” respectively), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants” or “APs.” Currently, Creation Baskets and Redemption Baskets generally consist of 50,000 shares, though this may change from time to time. Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Creation Baskets or redeeming Redemption Baskets.

The Fund generally issues and redeems Creation Baskets and Redemption Baskets in exchange for a designated amount of cash. See “Transaction Fees on Creation and Redemption Transactions.”

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Overview

The Trust is registered under the 1940 Act and consists of separate investment portfolios or “funds” that are ETFs. An ETF is a fund whose shares are listed on a stock exchange and traded like equity securities at market prices. ETFs allow you to buy or sell shares that represent the collective performance of a selected group of securities and other investments. ETFs are designed to add the flexibility, ease, and liquidity of stock-like trading to the benefits of traditional fund investments.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. The Fund is an ETF. This Prospectus contains important facts about the Trust as a whole and the Fund in particular.

Unlike the Trust, the Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in Commodity Interests to a greater extent than the Fund. The Trust wholly-owns and controls the Subsidiary.

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Tax Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAV per share, the Fund’s shares are traded throughout the day in the secondary market on a national securities exchange and are issued and redeemed for cash in Creation Units at each day’s next calculated NAV. However, the tax advantages of investing in the Fund may be reduced because the Fund is actively managed and, therefore, may have greater turnover in its portfolio securities, which could result in less tax efficiency than an investment in a fund that is not actively managed. Additionally, because the Fund intends to effect creations and redemptions for cash, an investment in the Fund will be less tax efficient than investments in shares of conventional ETFs.

ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks long-term total return. There can be no assurance that the Fund will achieve its investment objective. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board without a vote of shareholders upon 60 days’ written notice to the Fund’s shareholders.

Additional Information about Principal Investment Strategies

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets through the investments of the Subsidiary. The Subsidiary, which has the same investment objective as the Fund, is advised by the Adviser and sub-advised by SummerHaven. The Adviser and SummerHaven are unaffiliated with each other.

The Fund seeks to provide exposure to the commodities markets that corresponds to the SDCITR. The SDCITR is owned and maintained by SHIM, an affiliate of SummerHaven, and is calculated and published by Bloomberg, L.P. Even though the Fund seeks to provide exposure to the commodities markets that corresponds to the SDCITR, the Fund is not an index ETF and is actively managed.

The SDCITR is a total return commodity sector index designed to broadly represent major commodities. The SDCITR reflects the performance of a fully margined and collateralized portfolio of commodities futures contracts.

•	A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for a fixed quantity of a commodity at a specified future date. The total cost of the commodities underlying a futures contract at their current price (or spot price) is often referred to as “notional amount.” Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants.

•	A futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the Futures Exchanges, which is typically 5% to 10% of the contract amount.

•	A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the notional amount of the contract.

At any time, the SDCITR is comprised of 14 futures contracts (the “Component Futures Contracts”), weighted equally by notional amount. The SDCITR is reconstituted and rebalanced on a monthly basis. See “Additional Information about the SDCITR” below for more information about how the SDCITR is composed.

To achieve an exposure to the commodities markets that corresponds to the SDCITR, the Fund invests in a fully margined and collateralized portfolio of commodities futures contracts that will generally consist of the Component Futures Contracts, weighted equally by notional amount. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCITR.

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The Fund may also invest in futures contracts that the portfolio managers believe are economically identical or substantially similar to the Component Futures Contracts. Also, to obtain the desired economic exposure, the Fund may invest in other Commodity Interests. The Fund may invest in Commodity Interests directly or indirectly through the Subsidiary. Neither the Fund nor the Subsidiary invests directly in commodities.

In addition to the market price movements of the Fund’s futures contracts and other Commodity Interests, the Fund’s total return includes the return on any assets used to collateralize the Fund’s portfolio. In managing the collateral portion of the Fund’s investment strategy, the Adviser will seek to at least match the hypothetical return of the collateral portion of the SDCITR. The SDCITR’s Component Futures Contracts are hypothetically collateralized with Treasuries with three-month maturities, the value of which are calculated using the weekly auction rate for 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury. To collateralize its portfolio, the Fund will hold significant amounts of short-term U.S. government securities (e.g., Treasuries). The Fund may also seek to enhance collateral returns relative to the SDCITR or increase portfolio liquidity by investing in money market instruments, investment grade fixed-income securities, and cash and cash equivalents.

Although the Fund may invest in Commodity Interests directly, the Fund invests in Commodity Interests primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. By investing in the Subsidiary, the Fund is able to obtain greater exposure to the commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.

The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The amount of the Fund’s total assets that is not invested in the Subsidiary at any given time will be invested directly by the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity Interests.

Unlike the Fund, the Subsidiary may invest without limitation in Commodity Interests, though the Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments in Commodity Interests as those that apply to the Fund’s investments in the same instruments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

As a result of the Fund’s direct and indirect investments in Commodity Interests, each of the Fund and the Subsidiary is a commodity pool under the Commodity Exchange Act, as amended (the “CEA”), and the rules and regulations promulgated thereunder.

Investors should be aware that the Fund’s investment objective is not for its NAV per share to equal the spot prices of the commodities underlying its futures contracts or the prices of any particular group of futures contracts. Investors should not expect changes in the Fund’s performance to track changes in the spot prices of the commodities underlying the Fund’s futures contracts. This is because a change in the Fund’s performance likely will not equal the change in the spot prices of the commodities underlying the Fund’s futures contracts over a time period greater than one day due to the cumulative impacts of backwardation and contango.

The Fund is not diversified within the meaning of the 1940 Act.

Additional Information about the SDCITR:

At any time, the SDCITR is comprised of 14 Component Futures Contracts, weighted equally by notional amount, selected each month from a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. As of September 30, 2019, the universe of eligible commodities, categorized into six commodity sectors, were:

•	Energy – crude oil (Brent), crude oil (WTI), gas oil, heating oil, natural gas, and unleaded gasoline;

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•	Precious Metals – gold, silver, and platinum;

•	Industrial Metals – zinc, nickel, aluminum, copper, lead, and tin;

•	Grains – soybean oil, wheat, corn, soybeans, and soybean meal;

•	Softs – sugar, cotton, coffee, and cocoa; and

•	Livestock – live cattle, lean hogs, and feeder cattle.

The SDCITR is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, as commodity prices tend to increase when supply is low and conversely tend to decrease when supply is high. To help assess the current state of commodity inventories, the SDCITR analyzes price-based signals (i.e., backwardation, contango, and momentum) within the universe of eligible commodity futures contracts, as discussed further below.

The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the six commodity sectors above must be represented by at least one Component Futures Contract. On the fifth-to-last business day of each month, the Component Futures Contracts for the following month are selected pursuant to a three-step process.

•	First, the seven commodities with the greatest “backwardation” (or least “contango”) are identified from the universe of eligible commodities.

Backwardation arises in a commodity futures market when contracts for the closest month to delivery trade at higher prices than contracts for the next closest month to delivery. Absent the impact of the overall movement in commodity prices, backwardation will tend to cause the value of the SDCITR to rise because, if it were a fund, the SDCITR would be selling more expensive futures contracts and buying less expensive futures contracts for the same commodity.

Conversely, contango arises when contracts for the closest month to delivery trade at lower prices than contracts for the next closest month to delivery. Similarly, absent the impact of the overall movement in commodity prices, contango will tend to cause the value of the SDCITR to decline because, if it were a fund, it would be selling less expensive futures contracts and buying more expensive futures contracts for the same commodity.

•	Second, from the remaining 20 eligible commodities, the seven commodities with the greatest positive (or least negative) percentage price change over the prior 12-month period (“momentum”) are identified.

At this point, if a commodity sector is not represented by the 14 commodities identified in the first and second steps, the commodity from the omitted sector with the greatest momentum will replace one of the seven commodities that were originally identified during step two. A commodity is eligible to be replaced if it belongs to a commodity sector that is represented by more than one commodity identified during steps one or two. From the commodities that are eligible to be replaced, the commodity with the lowest momentum will be replaced. This procedure is repeated until all the sectors are represented.

•	Third, from the eligible futures contract for each of the 14 identified commodities, the futures contract with the greatest backwardation (or least contango), subject to market restrictions, is selected as a Component Futures Contract.

The SDCITR is reconstituted and rebalanced accordingly during the last four business days of the month.

Non-Principal Investment Strategy of the Fund

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other registered investment companies, including mutual funds and other ETFs. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” or “exchange traded vehicles” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or pooled vehicle’s expenses. The Fund will also indirectly bear the risks to which that investment company or pooled vehicle are subject.

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Additional Principal Risk Information about the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. Each risk factor below could have a negative impact on the Fund’s performance and trading prices.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. These price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has a significant portion of its assets concentrated in Commodity Interests, developments affecting commodities may have an impact on the Fund. Such development may include, among other things:

•	governmental, agricultural, trade, fiscal, import, monetary, and exchange control programs and policies;

•	weather and climate conditions;

•	changing supply and demand relationships;

•	changes in international balances of payments and trade;

•	U.S. and international rates of inflation;

•	currency devaluations and revaluations;

•	U.S. and international political and economic events;

•	changes in interest and foreign currency/exchange rates;

•	market liquidity; and

•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investments in Commodity Interests may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers.

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCITR are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains and Soft Product Commodities Risk. The commodities comprising the grains and softs sectors of the SDCITR are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The commodities comprising the livestock sector of the SDCITR are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

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Commodity Market Regulatory Risk. The commodities markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and the Futures Exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of commodities transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. The Fund may not be able to close out a derivative transaction at a favorable time or price. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other ETFs because the Fund will implement its investment strategy primarily through investments in Commodity Interests, which are derivative instruments.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which can, in certain instances, be unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.

Correlation Risk. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of price references such as the spot prices of the commodities comprising the SDCITR. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, the Fund’s NAV and total return could be negatively impacted, perhaps significantly. Contango and backwardation may impact the total return on investment in shares of the Fund relative to a hypothetical direct investment in the commodities underlying the Component Futures Contracts that make up the SDCITR and, in the future, it is likely the relationship between the market prices of the Fund’s holdings and changes in the spot prices of the commodities underlying the Component Futures Contracts that make up the SDCITR could be impacted by contango and backwardation. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

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Market Risk. The trading prices of commodities and other financial instruments fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, as well as events that impact specific issuers. The market value of portfolio holdings can be volatile and change quickly. The Fund’s NAV and market price may fluctuate significantly due to market risk. As a result, an investor could lose money over short or long periods of time, including the possible loss of the entire principal amount of an investment.

Non-Diversification Risk. The Fund’s investment strategy of investing, directly or indirectly, in the Component Futures Contracts and other futures contracts that are economically identical or substantially similar to the Component Futures Contracts, and collateralizing those investments with cash, cash equivalents, and fixed income securities, may expose the Fund to non-diversification risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular commodity or changes in specific economic or political conditions that adversely affect that commodity, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the Futures Exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. The Futures Exchanges, such as the New York Mercantile Exchange and ICE Futures, have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, the New York Mercantile Exchange and ICE Futures also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

Commodities Tax Risk. The Fund intends to qualify as a RIC under subchapter M of the Code. If it qualifies as a RIC and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a RIC, the Fund must satisfy certain source-of-income requirements. The Internal Revenue Service (“IRS”) issued a revenue ruling indicating that certain direct investments in commodity-linked instruments would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to this ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked instruments and certain investments in foreign subsidiaries holding commodity-linked instruments would produce qualifying income. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (or “CFC”), and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Treasury Department issued final regulations consistent with the private rulings discussed above in which it was concluded that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy. The Fund seeks to manage its investments in the Subsidiary and Commodity Interests as necessary to maintain its qualification as a RIC.

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In addition, limitations imposed by the CFTC may also prevent the Fund from trading certain futures contracts or employing its investment strategies. The CFTC has proposed limits on speculative positions in 25 physical commodity futures and option contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy, and metals markets (the “Position Limit Rules”). At this time, it is unclear how the Position Limit Rules may affect the Fund, but the effect may be substantial for, and adverse to, the Fund.

Until such time as the Position Limit Rules are adopted, the regulatory structure for the CFTC in effect prior to the adoption of the Position Limit Rules will govern transactions in commodities and related derivatives. Under that system, the CFTC enforces federal limits on speculation in nine agricultural products (e.g., corn, wheat and soy), while the Futures Exchanges establish and enforce position limits and accountability levels for other agricultural products and certain energy products (e.g., oil and natural gas).

Under existing and recently adopted CFTC regulations, for the purpose of position limits, a market participant is generally required, subject to certain narrow exceptions, to aggregate all positions for which that participant controls the trading decisions with all positions for which that participant has a 10 percent or greater ownership interest in an account or position, as well as the positions of two or more persons acting pursuant to an express or implied agreement or understanding with that participant (the “Aggregation Rules”). The Aggregation Rules will also apply with respect to the Position Limit Rules if and when such Position Limit Rules are adopted.

Intermediary and Counterparty Risk. Futures agreements, and other forms of derivatives, as well as fixed income instruments, involve intermediaries or counterparties and therefore subject the Fund to the risk that an intermediary or counterparty could default on its obligations under an agreement, either through the intermediary’s or counterparty’s bankruptcy or general failure to perform its obligations. In the event of default, the Fund may not be able to recover its assets. Moreover, even if the Fund is able to recover some or all of its assets, such recovery could involve lengthy delays. During any such period, the Fund may have difficulty determining the value of its investments associated with the intermediary or counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. This may negatively affect the Fund’s share price and may cause the Fund’s shares to trade at a premium or discount to NAV. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. For exchange-traded derivatives, including the Fund’s investments in futures contracts, an FCM serves as the intermediary to the Fund (the FCM, in turn, serves as an intermediary to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. If any intermediary or counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.

Non-U.S. Investment Risk. The Fund may invest in Commodity Interests traded on non-U.S. exchanges or enter into over-the-counter Commodity Interests with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts. Because certain of the Fund’s underlying investments trade in markets that are closed when the market in which the Fund’s shares are listed for trading is open, there may be changes between the investment’s last quote from the closed foreign market and the value of the investment during the Fund’s domestic trading day. This may result in differences between the market price of the Fund’s shares and the underlying value of the Fund’s shares.

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Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Fixed Income Investment Risk. When the Fund invests in fixed income instruments, the value of the Fund’s investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value. In general, the market price of fixed income instruments with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term instruments. Issuers of fixed income instruments may have their debt downgraded by ratings agencies, or the public may perceive an issuer of a fixed income instrument as not being creditworthy, in which case there is a greater risk that the issuer will default on its obligations to the Fund, resulting in losses to the Fund. Also, a debtor may pay its obligation early, reducing the amount of interest payments. The Fund may be subject to greater risks of rising interest rates as the current period of historically low interest rates may be ending. In addition, government fiscal policy initiatives and resulting market reaction to those initiatives may increase interest rate risk for the Fund. For example, the U.S. Board of Governors of the Federal Reserve System has ended its quantitative easing program and may continue to raise interest rates.

Global Currency Exchange Rate Risk. The price of any non-U.S. Commodity Interest and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity Interest is profitable.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodity Interests at the desired price or time (or at all) or at prices approximating those at which the Fund currently values them. It may be difficult for the Fund to value illiquid holdings accurately. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. A market disruption, such as a foreign government taking political actions that disrupt the market in its currency, its commodity production, or exports, or in another major export, can also make it difficult to liquidate a position. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, or daily price fluctuation limits, may contribute to a lack of liquidity. Unexpected market illiquidity may cause major losses at any time. Other investments may have a greater likelihood of being illiquid because they are contracts between two parties that take into account not only market risk, but also the relative credit, tax, and settlement risks under such contracts. Such contracts also have limited transferability that results from such risks and from the contract’s express limitations.

The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities.

Small Fund Risk. As a fund with a limited history of operations, there can be no assurance that the Fund will grow to or maintain an economically viable size. While the Fund is small, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of its listing exchange. The Fund may experience more difficulty achieving its investment objectives than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences.

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Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments of cash and/or fixed income securities, which will cause the Fund to incur certain costs, such as brokerage costs, that it would not incur if it made in-kind redemptions. Other ETFs generally are able to make in-kind redemptions and avoid realized gains in connection with transactions designed to meet redemption requests. Because the Fund may effect redemptions principally for cash, rather than in-kind distributions, it may be required to sell financial instruments in order to obtain the cash needed to distribute the redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its shares in kind, will be passed on to redeemers of creation units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for more conventional ETFs (for example, those that track an index of corporate equity securities). In addition, an investment in Fund shares may be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Premium or Discount to NAV Risk. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, including due to supply and demand of the Fund’s shares and/or during periods of market volatility. Thus, you may pay significantly more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive significantly more (or less) than NAV when you sell those shares in the secondary market. A premium or discount to NAV may be reflected in the spread between “bid” and “ask” prices that are quoted during the course of a trading day. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares, or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on the liquidity for the ETF’s shares could, in turn, lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Fluctuation of NAV Risk. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on NYSE Arca. The Adviser cannot predict whether the Fund’s shares will trade below, at, or above their NAV. Price differences may be due in large part to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings, trading individually or in the aggregate, at any point in time. The market prices of Fund shares may deviate significantly from the NAV of Fund shares during periods of market volatility. However, given that the shares can be purchased and redeemed in Creation Baskets and Redemption Baskets, respectively (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser believes that large discounts or premiums to the NAV of the Fund’s shares should not be sustained over long periods. If an investor purchases the Fund’s shares at a time when the market price is at a premium to the NAV of the Fund’s shares or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, then the investor may sustain losses.

Secondary Market Risk.  Although the Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. In times of market stress, market makers or other authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and this could, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares. Trading in shares may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the Fund’s shares will trade with any volume, or at all, on any stock exchange.

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Other Investment Risks

Physical Delivery Risk. It is not the current intention of the Fund to take physical delivery of commodities. Futures contracts are traditionally not cash-settled contracts, but it is possible to take delivery under these and some other investments. Storage costs associated with purchasing commodities could result in costs and other liabilities that could impact the value of the Component Futures Contract or other investments.

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

Asset Segregation

As a registered investment company, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC Staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts, options, forward contracts, and other derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain futures contracts, options, forward contracts, and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes if the Fund has entered into a contractual arrangement with an FCM or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Fund intends to enter into these types of contractual arrangements with FCMs to allow the Fund to treat its commodity futures contracts as if they are cash settled. By identifying assets equal to only their net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the 1940 Act and SEC or SEC Staff guidance. Additionally, there is no guarantee that the SEC or the SEC Staff will not change its position on required “coverage” measures for investment companies and such a change could force the Fund to modify its asset segregation policies and/or alter its investment strategies.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 1, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). Wainwright is a wholly-owned subsidiary of Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright continues to operate its business as a wholly-owned subsidiary of Concierge.

The Adviser’s offices are located at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596. As of June 30, 2019, the Adviser and its affiliates had approximately $2.3 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s and the Subsidiary’s assets in conformity with their investment policies if the Adviser does not provide those services directly. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

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The Adviser and its affiliates deal, trade, and invest for their own accounts in the type of investments in which the Fund and the Subsidiary may also invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.

Commodity Pool Operation. Because the Fund and the Subsidiary do not expect to use futures contracts solely for “bona fide hedging purposes,” nor limit use of positions in futures contracts in accordance with the CEA and CFTC rules, the Fund’s investments in futures contracts will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to further regulation by the CFTC and the National Futures Association (“NFA”). The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry. The Fund operates in accordance with CFTC and NFA rules.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Sub-Adviser to the Subsidiary

SummerHaven is registered with the SEC as an investment adviser and with the CFTC as a Commodity Trading Advisor and is a member of the NFA. SummerHaven has been registered as an investment adviser with the SEC since September 12, 2017.

As of June 30, 2019, SummerHaven managed commodities accounts worth approximately $1.265 billion. SummerHaven manages the Subsidiary’s commodity trading account, including by providing investment research and management with respect to Commodity Interests. As compensation for the services that it provides to the Subsidiary, including selecting the Commodity Interests in which the Subsidiary invests, SummerHaven receives a management fee of 0.06% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its advisory fee.

Manager of Managers Structure

The Adviser has applied for an exemptive order from the SEC to operate under a manager of managers structure that would permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund and the Subsidiary without shareholder approval (the “Manager of Managers Structure”).

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Under the Manager of Managers Structure, the Adviser will have ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s and the Subsidiary’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order would not apply to any sub-adviser that is affiliated with the Adviser. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Fund would also require prior shareholder approval. Such approval has already been obtained for the Fund from its initial shareholder. Thus, if the requested SEC order is obtained, the Fund will begin to operate under the Manager of Managers Structure immediately.

The Manager of Managers Structure will enable the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to a separate investment advisory agreement (the “Subsidiary Advisory Agreement”). SummerHaven provides services to the Subsidiary pursuant to a sub-advisory agreement (the “Subsidiary Sub-Advisory Agreement”). The Adviser (with respect to the Fund and the Subsidiary) and SummerHaven (with respect to the Subsidiary) comply with the provisions of the 1940 Act relating to investment advisory contracts.

A discussion of the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement is included in the Fund’s shareholder report for the period ended June 30, 2018. The Advisory Agreement was most recently renewed at the August 7, 2019 meeting of the Board. The basis for the Board’s renewal will be explained in the Fund’s semi-annual report to shareholders for the period ended December 31, 2019.

Management Fees

The Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of all Fund expenses, including the costs of investing in the Subsidiary. The Adviser is responsible for all expenses of the Fund except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

The Fund’s management fee, which is calculated daily and paid monthly, equals 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through October 31, 2020 to waive 0.20% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

The Subsidiary does not pay management fees to the Adviser.

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investments. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. SummerHaven manages the Subsidiary’s commodity trading account including investment research and management with respect to Commodity Interests. The Adviser will monitor the performance of SummerHaven.

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The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Mr. Andrew F Ngim co-founded United States Commodity Funds, LLC (“USCF”) in 2005 and has served as a Management Director since May 2005 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for United States Commodity Index Fund, United States Copper Index Fund, and United States Agriculture Index Fund since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of the Adviser since its inception in June 2013. Prior to and concurrent with his services to USCF and the Adviser, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. Mr. Ngim also served or is serving as portfolio manager of the Stock Split Index Fund (from September 2014 through September 2017), the USCF Restaurant Leaders Fund (from November 2016 through September 2017), USCF SummerHaven SHPEI Index Fund (November 2017 through present), USCF SummerHaven SHPEN Index Fund (November 2017 through present), and the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), each of which was or is a series of USCF ETF Trust. Mr. Ngim has also served as a Management Trustee of USCF ETF Trust from August 2014 through the present and of the USCF Mutual Funds Trust from October 2016 through the present. Mr. Ngim served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in 2017 through March 2019. Mr. Ngim has been a principal listed with the CFTC and NFA of USCF since November 2005 and of the Adviser since January 2017. Mr. Ngim earned his B.A. from the University of California at Berkeley.

Mr. Ray W. Allen has been a Portfolio Manager of USCF since January 2008. Mr. Allen was the portfolio manager of: (1) United States Gasoline Fund, LP from February 2008 until March 2010, and then portfolio manager since May 2015, (2) United States Heating Oil Fund, LP from April 2008 until March 2010, and then portfolio manager since May 2015, (3) United States 12 Month Natural Gas Fund, LP from November 2009 until March 2010, and then portfolio manager since May 2015. In addition, he has been the portfolio manager of: (1) United States Short Oil Fund, LP since September 2009, (2) United States Oil Fund, LP and United States 12 Month Oil Fund, LP since March 2010, (3) United States Brent Oil Fund, LP since June 2010, (4) United States Natural Gas Fund, LP since May 2015, and (4) United States 3x Oil Fund and United States 3x Short Oil Fund since July 2017. Mr. Allen has been a principal of USCF listed with the CFTC and NFA since March 2009 and has been registered as an associated person of USCF since July 2015 and from March 2008 to November 2012. Additionally, Mr. Allen has been approved as an NFA swaps associated person of USCF since July 2015 and as an associated person and swap associated person of the Adviser as of February 2017. Mr. Allen also served or is serving as portfolio manager of the USCF Restaurant Leaders Fund (from November 2016 through September 2017) and the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (May 2018 through present), each of which was or is a series of the USCF ETF Trust. Mr. Allen served as the portfolio manager of the USCF Commodity Strategy Fund, a series of USCF Mutual Funds Trust, from its inception in October 2017 through March 2019. Mr. Allen earned a B.A. in economics from the University of California at Berkeley and holds an NFA Series 3 registration.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Index Provider

SHIM, an affiliate of the Fund, owns and maintains the SDCITR. The Adviser and SHIM have entered into a licensing agreement for the Fund’s use of the SDCITR, for which the Adviser pays SHIM a licensing fee. The licensing fee is separate from the management fee paid to SummerHaven for sub-advisory services provided to the Subsidiary.

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Fund Administrator, Custodian, Transfer Agent, and Securities Lending Agent

BBH, located at 50 Post Office Square, Boston, MA 02110-1548, serves as the Fund’s administrator, custodian, transfer agent, and securities lending agent.

Under a fund administration and accounting agreement (the “Administration Agreement”), BBH serves as administrator for the Fund. Under the Administration Agreement, BBH provides necessary administrative, tax, legal, and accounting services and financial reporting services for the maintenance and operations of the Fund. In addition, BBH makes available the office space, equipment, personnel, and facilities to provide such services.

BBH supervises the overall administration of the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance and books and records of the Fund.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the distributor of Creation Baskets and Redemption Baskets for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary, and SummerHaven assists the Adviser in the management of Subsidiary’s investments in Commodity Interests.

The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund.

The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders.

The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund. Both the Fund and the Subsidiary comply with the provisions of the 1940 Act relating to affiliated transactions and custody.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance with the Fund’s policies and procedures. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BBH serves as the custodian and transfer agent for the Subsidiary.

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CYBERSECURITY RISK

The Trust and its service providers depend heavily upon computer systems to perform necessary business functions. As such, the Trust and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. While the Trust and its service providers engage in actions to maintain cybersecurity and mitigate the risks associated cybersecurity breaches, there is no guarantee that the Trust or its service providers will successfully prevent cybersecurity breaches or that cybersecurity breaches or threats will not interrupt the Trust’s operations, result in increased costs to the Trust, or negatively affect you or your investment in the Fund.

A breach in cybersecurity refers to both intentional and unintentional events that may cause the Trust or its service providers to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber-attacks. A breach in cybersecurity may also include or result from a natural catastrophe, industrial accident, failure of disaster recovery systems, or employee error. Breaches in cybersecurity may become particularly acute if they affect electronic data processing; affect transmission, storage, or retrieval systems; or impact the availability, integrity, or confidentiality of data. Despite the implementation of security measures, computer systems, networks, and data related to the Trust’s operations, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering.

Cybersecurity breaches may interfere with the processing of transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private information or confidential business information, impede trading, cause the Trust to incur costs associated with mitigation or remediation, subject the Trust to regulatory fines or financial losses, and/or cause customer dissatisfaction or reputational harm to the Trust. The Trust may also incur additional costs to increase cybersecurity. Similar types of cybersecurity risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investments to lose value.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Trading Fund Shares

Most investors will buy and sell shares of the Fund through brokers. Shares of the Fund trade on NYSE Arca and elsewhere during the trading day and can be bought and sold throughout the trading day like other publicly-traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges.

Shares of the Fund trade under the trading symbol “SDCI”.

Transaction Fees on Creation and Redemption Transactions

Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Creation Baskets or redeeming Redemption Baskets. The transaction fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems a Creation Basked or redeems a Redemption Basket, respectively.

The following table shows the transaction fee and maximum additional charges for creations and redemptions by Authorized Participants (as described above):

Creation and Redemption Basket Size	Standard Creation/ Redemption Transaction Fee
50,000	$350

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Payments to Certain Third Parties

The Adviser or the Distributor, or an affiliate of the Adviser or the Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded funds, including the Fund and certain other series of the Trust, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.

The Adviser, pursuant to written agreements, may make payments, out of its own resources, to certain financial intermediaries in exchange for providing services in connection with the sale or servicing of the shares of the Fund and certain other series of the Trust, including waiving commissions on the purchase or sale of shares of participating exchange-traded funds. The amounts of these payments vary by intermediary. Such payments are generally asset-based but may also include the payment of a lump sum. The following identifies these financial intermediaries and the fees payable by the Adviser with respect to the applicable platforms of these financial intermediaries:

Financial Intermediary	Annual Fee
Raymond James	0.06%, calculated quarterly, of the total value of shares held by clients of Raymond James through the applicable platform
TD Ameritrade	20% of the Fund’s net expense ratio multiplied by the total assets of the Fund held by clients of TD Ameritrade through the applicable platform
Pershing LLC	$10,000 plus 0.12%, calculated quarterly, of the average market value of shares held by clients of Pershing through the applicable platform

Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. The amounts described above, which may be significant, are paid by the Adviser and/or the Distributor from their own resources and not from the assets of the Fund or certain other series of the Trust. Ask your salesperson or visit your financial intermediary’s website for more information.

SHARE TRADING PRICES

Transactions in the Fund’s shares will be priced at NAV only if you are an institutional investor (e.g., broker-dealer) that has signed an agreement with the Distributor and you thereafter purchase or redeem shares directly from the Fund in Creation Baskets or Redemption Baskets. All other investors buy and sell shares of the Fund through brokers at prices established throughout the day in the secondary market. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions, and other factors. Accordingly, the price most investors pay or receive when they buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

The approximate value of shares of the Fund is disseminated every 15 seconds throughout the trading day by NYSE Arca or by other information providers. This approximate value should not be viewed as a “real-time” update of the NAV because the approximate value may not be calculated in the same manner as the NAV, which is computed once per day. The approximate value generally is determined by using current market quotations, price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments held by the Fund, and/or amortized cost for securities with remaining maturities of 60 days or less. The Fund, the Adviser, and their affiliates are not involved in, and are not responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares is typically calculated each day NYSE Arca is open for regular trading as of 2:30 p.m. Eastern Time. If regular trading on NYSE Arca closes earlier than 2:30 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The time as of which the Fund calculates its NAV is referred to as the “NAV Calculation Time.” NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

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In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every business day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

INTRADAY INDICATIVE VALUE

The approximate value of the Fund’s investments on a per-share basis, also known as the Indicative Intra-day Value (“IIV”), is disseminated by NYSE Arca every 15 seconds during hours of trading. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV is calculated by an independent third-party and may not be calculated in the same manner as NAV, which is computed once per day.

An independent third-party calculator calculates the IIV for the Fund during hours of trading on NYSE Arca by dividing the Fund’s “Estimated Fund Value” as of the time of the calculation by the total number of the Fund’s outstanding shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund, and the estimated market value of the investments held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The Fund’s IIV will be calculated based on the same portfolio holdings disclosed on www.uscfinvestments.com. In determining the estimated value for each of the component investments, the IIV will use last sale, market prices, or other methods that would be considered appropriate for pricing investments held by registered investment companies.

The Fund provides the independent third-party calculator with information to calculate IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of the Fund’s shares have tracked the Fund’s NAV for the most recently completed calendar year and the quarter thereafter will be available without charge at www.uscfinvestments.com.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on a quarterly basis. Nonetheless, the Fund may not make a dividend payment every quarter. The Fund intends to distribute its net realized capital gains, if any, to investors annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

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BOOK ENTRY

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

DELIVERY OF SHAREHOLDER DOCUMENTS – HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Baskets of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future by the Fund, they will be paid out of the Fund’s assets. Over time, these fees will increase the cost of your investment in the Fund, and they may cost you more than certain other types of sales charges. Shareholders of the Fund would be provided with at least 60 days’ advance notice before the Fund began charging a Rule 12b-1 fee.

FREQUENT TRADING

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Baskets and Redemption Baskets by Authorized Participants. The vast majority of trading in the Fund’s shares occurs on the secondary market and does not involve the Fund directly. Cash purchases and/or redemptions of Creation Baskets can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Baskets by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential negative consequences, the Fund employs fair valuation pricing and imposes transaction fees on purchases of Creation Baskets and redemptions of Redemption Baskets to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, if in the discretion of the Adviser, it is determined necessary or appropriate, the Adviser will monitor trades by APs for patterns of abusive trading, and in such case, the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund.

Given the manner in which shares of the Fund are purchased and sold by shareholders, the Fund does not impose restrictions on the frequency of purchase or sale of its shares on the secondary market. In determining not to restrict the frequency of purchases or sales, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders and (b) any attempts to market time by the Fund’s shareholders would result in negative impact to the Fund or its shareholders.

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INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that any such investment company enter into an agreement with the Fund.

TAX INFORMATION

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws. Additional tax information is contained in the SAI which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a RIC under subchapter M of the Code. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If it meets those requirements, as well as certain minimum distribution requirements, the Fund will not subject to income tax at the fund-level on income and gains from investments that are timely distributed to shareholders. The Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level U.S. federal income taxation and consequently a reduction in income available for distribution to shareholders.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Code, under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Subject to the discussion below in “Tax Information about Investments in Commodities and the Subsidiary,” the Fund intends to treat any income it may derive from the Subsidiary as “qualifying income” for RIC source-of-income purposes. The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or when you sell shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in shares.

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Taxes on Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable as ordinary income. Distributions of investment income reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s basis in its shares will be reduced by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to U.S. federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of 3.8% tax on net investment income to certain individuals, estates and trusts.

Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Trust (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. In addition, even if shareholders have provided appropriate certifications to that intermediary, such withholding may apply if the intermediary is a foreign intermediary unless such foreign intermediary either enters into an agreement with the IRS regarding reporting or is located in a jurisdiction that has entered into an Intergovernmental Agreement with the IRS and such foreign intermediary is in compliance with the terms of such intergovernmental agreement and any enabling legislation or administrative actions.

Taxes When Fund Shares are Sold

Any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

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Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to issuing that ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for this purpose. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a CFC, and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Treasury Department issued final regulations consistent with the private rulings discussed above in which it was concluded that even if a CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as it was derived with respect to the RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which might be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund or its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of derivative instruments, such as commodity-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The Government of the Cayman Islands will not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the Subsidiary or its shareholder(s). The Cayman Islands are not party to a double tax treaty with any country that is applicable to any payments made to or by the Subsidiary.

The Subsidiary has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that, in accordance with section 6 of the Tax Concessions Law (2011 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Subsidiary or its operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures or other obligations of the Subsidiary or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Subsidiary to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Subsidiary.

Additional Medicare Tax

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates, and trusts.

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Taxes on Creation and Redemption of Creation Baskets and Redemption Baskets

Should the Fund permit in kind transactions, an Authorized Participant that exchanges securities for Creation Baskets generally will recognize a gain or a loss equal to the difference between (i) the sum of the fair market value of the Creation Baskets at the time of the exchange and any amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the securities surrendered and any amount of cash paid. An Authorized Participant who redeems Redemption Baskets will generally recognize a gain or loss equal to the difference between (i) the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Redemption Baskets and (ii) the Authorized Participant’s basis in the Redemption Baskets. The IRS, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities for shares cannot be currently deducted under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Persons exchanging securities or non-U.S. currency for Creation Baskets or Redemption Baskets should consult their own tax adviser with respect to the tax treatment of any creation or redemption transaction.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser maintains a website for the Fund at www.uscfinvestments.com. The website for the Fund contains the following information for the Fund on a per-share basis: (1) the prior business day’s NAV; (2) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund, if shorter). In addition, on each business day, before the commencement of trading in shares on NYSE Arca, the Fund will disclose on www.uscfinvestments.com the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the business day.

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

ADDITIONAL NOTICES

Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca has no obligation or liability to owners of the Fund’s shares in connection with the administration, marketing, or trading of Fund shares. NYSE Arca is not responsible for and has not participated in the determination or calculation of the equation by which Fund shares are redeemable. NYSE Arca is not responsible for and has not participated in the compilation of the SDCITR.

NYSE Arca has no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of Fund shares.

NYSE Arca does not guarantee the accuracy and/or the completeness of the data included in the SDCITR. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust, the Fund, owners of Fund shares, or any other person or entity from the use of the SDCITR or the data included in the SDCITR. NYSE Arca makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the SDCITR or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the SDCITR to track the market of major commodities. SHIM has no obligation to take the needs of the Fund or the Fund’s shareholders into consideration in determining or composing the SDCITR. The Fund, the Adviser, SummerHaven, and SHIM do not guarantee the accuracy, completeness, or performance of the SDCITR. SHIM has contracted with Bloomberg, L.P. to calculate the SDCITR. Bloomberg, L.P. shall have no liability for any errors or omissions in calculating the SDCITR.

The SDCITR and associated trademarks, service marks and trade names are the exclusive property of SHIM, which has licensed the SDCITR and marks for use by the Adviser. SHIM is solely responsible for determining the investments included in, and the calculation of, the SDCITR. SHIM does not make any representations regarding the appropriateness of any of the Fund’s investments.

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USCF ETF TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIOD ENDED JUNE 30, 2019*

USCF ETF TRUST
USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30, 2019	For the Period Ended June 30, 2018*
Net Asset Value, Beginning of Period	$21.94	$22.00
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	0.26	0.02
Net Realized and Unrealized Gain (Loss)	(3.54)	(0.06)
Total Income (Loss) from Operations	(3.28)	(0.04)
Less Distributions From:
Net Investment Income (Loss)	(0.20)	(0.02)
Capital Gains	—	—
Total Distributions	(0.20)	(0.02)
Net Asset Value, End of Period	$18.46	$21.94

Total Return(b)	(14.98)%	(0.17)%
Net Assets, End of Period (thousands)	$3,691	$8,774
Ratios of Average Net Assets:
Net Expenses	0.80%	0.80%**
Net Investment Income (Loss)	1.27%	0.67%**
Portfolio Turnover Rate(c)	123%	19%

*	Inception Date, May 2, 2018.
**	Annualized.
(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(c)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

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PRIVACY POLICY

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”), THE USCF ETF TRUST AND THE USCF MUTUAL FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•       Social Security number

•       account balances

•       account transactions

•       transaction history

•       wire transfer instructions

•       checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com

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What we do
How do the Company and the Trusts protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the Trusts collect my personal information?

We collect your personal information, for example, when you

•    open an account

•    provide account information

•    give us your contact information

•    make a wire transfer

•    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes - information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

•   Our affiliates include companies which are subsidiaries of
     Wainwright Holdings, Inc., such as United States Commodity
     Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Company and the Trusts do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Company and the Trusts do not conduct joint marketing.

33

USCF ETF Trust

The SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)
Write:	USCF ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
Visit:	www.uscfinvestments.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov. No person is authorized to give any information or to make any representations about the Fund or its shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF ETF Trust

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-22930

34

Statement of Additional Information

USCF SummerHaven SHPEI Index Fund

(BUY)

USCF SummerHaven SHPEN Index Fund

(BUYN)

October 30, 2019

USCF ETF TRUST

 * Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectuses (the “Prospectuses”), dated October 30, 2019, for the USCF SummerHaven SHPEI Index Fund and the USCF SummerHaven SHPEN Index Fund (the “Funds”), each a series of USCF ETF Trust (the “Trust”). A copy of the Prospectuses may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectuses and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust in accordance with a Declaration of Trust dated November 6, 2013. The Declaration of Trust was amended and restated on June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of multiple series. This SAI relates only to the Funds. Other series may be added to the Trust in the future. The shares of the Funds are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

Each Fund is classified as “diversified” under the 1940 Act.

The Funds are managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). Wainwright is a wholly-owned subsidiary of Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright continues to operate its business as a wholly-owned subsidiary of Concierge.

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above the shares’ respective net asset values (“NAVs”). Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. No Fund should be relied upon as a complete investment program.

Each Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Baskets” and “Redemption Baskets,” respectively), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Each Fund generally offers and issues Creation Baskets in exchange for baskets of investments included in the Fund’s portfolio (“Deposit Securities”). Each Fund generally redeems Redemption Baskets in exchange for Deposit Securities.

Creation Baskets and Redemption Baskets are aggregations of stipulated “blocks” of shares, and each block is currently 50,000 shares. In the event of the liquidation of a Fund, the Trust may lower the number of shares in the Fund’s Redemption Basket.

EXCHANGE LISTING AND TRADING

There can be no assurance that a Fund will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of a Fund’s shares if (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the value of the Fund’s Index is no longer calculated or available; (iii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iv) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

Each Fund has a distinct investment objective. The Funds’ investment objectives are disclosed in the Prospectuses. There can be no assurance that a Fund’s objective will be achieved. The investment objective of each Fund, and all other investment policies and practices of each Fund, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. Additional information about the Funds, their policies, and the investment instruments that they may hold, is provided below.

1

Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies. These policies cannot be changed with respect to a Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, each Fund may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that the Fund borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.

C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.

D.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.

E.	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act or unless acquired as result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts. This restriction shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rate, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities. Notwithstanding this fundamental policy, the Fund may invest in derivatives only to the extent permitted by exemptive relief granted by the SEC.

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

As a matter of fundamental policy, each Fund may purchase any security that would cause the Fund to concentrate 25% or more of its investments in the securities of issuers primarily engaged in a particular industry or group of industries to the extent that the Index that the Fund seeks to track (which may be changed) is concentrated in the securities of issuers primarily engaged in that particular industry or group of industries. The Fund will not concentrate in the securities of issuers primarily engaged in any particular industry or group of industries at any time when the Index that the Fund seeks to track is not so concentrated. This policy does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, or futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. There is no limit on the percentage of assets that a Fund may invest in any particular industry or group of industries; each Fund will be concentrated in a particular industry or group of industries to the same extent as its Index.

2

INVESTMENT STRATEGIES AND RISKS

The Prospectuses disclose the principal investment strategies and principal investment risks of the Funds. This section of the SAI provides additional information about the Funds’ investment strategies and their investment risks. The discussion below supplements, and should be read in conjunction with, the Prospectuses.

Credit Risk. Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Certain of a Fund’s investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).

Non-U.S. Investment Risk. Foreign investments pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Investments in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Information about foreign investments may not be as available or reliable as information on investments in the United States. This may prevent a Fund from obtaining information concerning foreign investments that is as frequent, extensive, and reliable as the available information on investments in the United States. Foreign countries may have restrictions on foreign ownership of investments or may impose exchange controls, capital flow restrictions, or repatriation restrictions which could adversely affect the liquidity of a Fund’s investments.

Short Selling Risk. A short sale by a Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk.

There is no assurance that securities will decline in value during the period of the short sale and make a profit for a Fund. Securities sold short may instead appreciate in value creating a loss for a Fund. A Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom a Fund has borrowed securities may go bankrupt, and the Fund may lose the collateral it has deposited with the lender. The Funds will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

3

Risk Related to Tax Reform Legislation. Legislative or other actions relating to taxes could have a negative effect on the Funds. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect the Funds, their shareholders, or each Fund’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect a Fund’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Fund and its shareholders of such qualification, or could have other adverse consequences. Shareholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in a Fund’s shares.

Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies. Lower-grade corporate bond returns are sensitive to changes in the economy.

Lending of Portfolio Securities. A Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with the Fund cash, U.S. government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income (to be retained by the Fund) from a borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. A Fund may invest any cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Each Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in the price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. Each Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Treasuries. A Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Instruments. A Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which a Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits, and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

4

MANAGEMENT

Board Responsibilities

The business of the Trust is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust such as the Adviser, the Sub-Adviser, the Distributor, and BBH. The Board is responsible for overseeing the Trust’s service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Funds. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Adviser presents the Board with information concerning the investment objective, strategies, and risks of the investment portfolio. Additionally, the Adviser provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Funds may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers of the Trust employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and the Sub-Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser or the Sub-Advisory Agreement with the Sub-Adviser, the Board receives detailed information from the Adviser and the Sub-Adviser. Among other things, the Board regularly considers the Adviser’s and the Sub-Adviser’s adherence to the Funds’ investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Funds’ performance histories and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Trust’s independent registered public accounting firm reviews its audit of the financial statements of the Funds with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

5

The Board is currently comprised of seven Trustees. The Chairman of the Board, Nicholas D. Gerber, and Messrs. Andrew F Ngim and Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser or the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

There is an Audit Committee and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that its leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Funds. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, the total number of Trustees on the Board, and the number of the Trust’s service providers and the nature of the services that they provide.

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 - 2019; Member of Armanino Executive Committee from 2001 - 2015; and Partner in Charge of Armanino LLP Audit Department December from 2004 - 2013.	Three	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 -- present; Retired from 2007 - 2017; Managing Director of Societe Generale from 1991 - 2007.	Three	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam CLAR Office Furniture from 1996 - Present.	Three	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Councilmember from 1999 - 2011, including Mayor of San Ramon City, CA from 2002 - 2009. Mr. Wilson has been retired from 2011 - Present.	Three	None

6

Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”), which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933 since 2005; President and Chief Executive Officer of USCF from 2005 - June 2015; Serves on Board of Managers of USCF Advisers LLC (“USCF Advisers”) since June 2014 and President and Chief Executive Officer of USCF Advisers from June 2014 - June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of Concierge Technologies, Inc. (“Concierge”) since January 2015; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013; and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 - January 2013.	Three	Management Director of USCF. Chairman of the Board of Concierge since January 26, 2015.

John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016; Senior Portfolio Manager of USCF from March 2010 - June 2015; Portfolio Manager of USCF from April 2006 - March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	N/A	N/A

Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 - October 2016; Independent Trustee of USCF ETF Trust from inception - February 2015 and Interested Trustee since February 2015

Chief Financial Officer of Concierge since December 2017. Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 - April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 - December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 - September 2012; Consultant from January 2010 - February 2011.

				Three	None
7

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, Secretary, and Portfolio Manager	Trustee from 2014 - February 2015 and May 2015 - Present; Secretary since October 2016	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 - February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 - January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 - January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Three	Management Director of USCF since May 2005.

Carolyn M. Yu Year of Birth: 1958	Chief Compliance Officer and AML Officer	Chief Legal Officer from May 2015 - April 2018; Chief Compliance Officer, since February 2015; AML Officer since 2014	Chief Compliance Officer of USCF since February 2013; General Counsel of USCF from May 2015 - April 2018 and Assistant General Counsel of USCF from August 2011 - April 2015; from May 2015 - April 2018, Ms. Yu served as Chief Legal Officer of USCF Advisers and serves as Chief Compliance Officer of USCF Advisers since May 2015; Associate Counsel, Assistant Chief Compliance Officer of USCF ETF Trust from June 2014 - February 2015; General Counsel of Concierge from November 2017 - December 2018; Branch Chief – Securities Enforcement Branch for the State of Hawaii, Department of Commerce and Consumer Affairs 2008 - 2011.	N/A	N/A

Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Assistant Secretary	Chief Legal Officer since May 2018; Assistant Secretary since 2016.	General Counsel of USCF and USCF Advisers since May 2018; Deputy General Counsel of USCF from May 2016 - April 2018; Assistant Secretary since October 2016; Partner at Sutherland Asbill & Brennan LLP from January 2011 - April 2016; and counsel and associate at the same from 2009 - 2010 and from 2001 - 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.

(2)	The Trustees and Officers serve until their successors are duly elected and qualified.

(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

8

Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2019, the Audit Committee met four (4) times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectuses and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2019, the Nominating Committee met zero (0) times.

Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Funds, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Funds, and to exercise their business judgment in a manner that serves the best interest of the Funds’ shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities, and founding and managing non-finance related companies. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust. In concluding that Andrew F Ngim should serve as a Trustee, the Board considered his background as a portfolio manager for the Ameristock Mutual Fund, as well as his experience with United States Commodity Funds LLC.

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Trustees’ Ownership of Fund Shares

The following table sets forth the dollar range of shares beneficially owned by each Trustee as of December 31, 2018:

Trustee	Dollar Range of Equity Securities in BUY	Dollar Range of Equity Securities in BUYN	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Thomas E. Gard	None	None	None
Jeremy Henderson	None	None	None
John D. Schwartz	None	None	None
H. Abram Wilson	None	None	None
Interested Trustees
Nicholas D. Gerber	None	None	None
Andrew F Ngim	None	None	None
Stuart P. Crumbaugh	None	None	None

Board Compensation

Each Independent Trustee receives an annual retainer of $2,000. For each in-person Board Meeting, each Independent Trustee receives $2,000. For each telephonic meeting, each Independent Trustee receives $500. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2019. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Thomas E. Gard	$10,000	$20,000
Jeremy Henderson	$10,500	$21,000
John D. Schwartz	$10,000	$20,000
H. Abram Wilson	$10,000	$20,000
Interested Trustees
Nicholas D. Gerber	$0	$0
Stuart P. Crumbaugh	$0	$0
Andrew F Ngim	$0	$0

Code of Ethics

The Trust, the Adviser, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

PROXY VOTING POLICES

The Board believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser, and the Adviser has further delegated such responsibility to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Funds’ proxy voting records.

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The Trust is required to disclose annually the Funds’ complete proxy voting records on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Funds’ Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of September 30, 2019, USCF SummerHaven SHPEI Index Fund had 1,450,000 shares outstanding and USCF SummerHaven SHPEN Index Fund had 50,000 shares outstanding. As of that date, the Board and the Trust’s officers as a group did not own any of the outstanding shares of SHPEI and owned less than 1% of the outstanding shares of SHPEN.

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund, as of September 30, 2019, is set forth below.

USCF SummerHaven SHPEI Index Fund

Name & Address	Percent of Fund
The Northern Trust Company, 801 S Canal St, Chicago, IL 60607	97.6%

USCF SummerHaven SHPEN Index Fund

Name & Address	Percent of Fund
Goldman Sachs & Co., 30 Hudson Street, Jersey City, NJ 07302	60.0%
Banc of America Securities LLC, 4804 E Dear Lake Dr, Jacksonville, FL 3224	32.7%

PORTFOLIO TURNOVER

Changes may be made in a Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in a Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

During the last fiscal year, the portfolio turnover rates for the Funds were as follows:

USCF SummerHaven SHPEI Index Fund	75%
USCF SummerHaven SHPEN Index Fund	113%
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MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Trust pursuant to the investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”).

Under the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides an investment program for each Fund. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Funds’ assets in conformity with their respective investment policies if the Adviser does not provide these services directly. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Funds to operate.

In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will continue in effect from year to year with respect to a particular Fund provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Sub-Adviser

The Sub-Adviser (along with the Adviser and subject to the Adviser’s oversight) supervises and manages the investment portfolio of each Fund and directs the purchase and sale of each Fund’s investments. The Sub-Adviser serves as the sub-adviser to each Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides for an initial two-year term after the date the Funds commenced operations. The Sub-Advisory Agreement will continue in effect with respect to a particular Fund from year to year thereafter, provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Board, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Sub-Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Sub-Adviser or by the Sub-Adviser on 60 days’ written notice to the Trust.

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Advisory Fees

Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has contractually agreed through October 31, 2020 to waive 0.15% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

The following table sets forth total compensation received by the Adviser from each of the Funds for the fiscal year(s) indicated:

USCF SummerHaven SHPEI Index Fund:

	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed	Amount Subject to Recoupment
Fiscal Year Ended June 30, 2018	$14,170	$0	$14,170	$0	$0
Fiscal Year Ended June 30, 2019	$22,050	$0	$22,050	$0	$0

USCF SummerHaven SHPEN Index Fund:

	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed	Amount Subject to Recoupment
Fiscal Year Ended June 30, 2018	$14,317	$0	$14,317	$0	$0
Fiscal Year Ended June 30, 2019	$16,755	$0	$16,755	$0	$0

Portfolio Managers

The persons primarily responsible for the day-to-day management of the Funds are Andrew F Ngim, a Managing Director and Portfolio Manager of USCF; Ashraf R. Rizvi, a Partner and Portfolio Manager of SummerHaven; and Kevin Sheehan, Executive Director and Portfolio Manager of SummerHaven.

The following table provides information about the other accounts for which Messrs. Ngim, Rizvi, and Sheehan are primarily responsible. The reporting information is provided as of June 30, 2019:

Andrew F Ngim
Registered Investment Companies
Number of Accounts	3
Total Assets (in millions)	$6.55
Number of Accounts Subject to a Performance Fee	0
Total Assets Subject to a Performance Fee (in millions)	$0
Other Pooled Investment Vehicles	0
Number of Accounts	3
Total Assets (in millions)	$360.48
Number of Accounts Subject to a Performance Fee	0
Total Assets Subject to a Performance Fee (in millions)	$0
Other Accounts	0
Number of Accounts	0
Total Assets (in millions)	$0
Number of Accounts Subject to Performance	0
Total Assets Subject to a Performance Fee (in millions)	$0

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	Ashraf R. Rizvi	Kevin Sheehan
Registered Investment Companies
Number of Accounts	2	2
Total Assets (in millions)	$3	3
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0
Other Pooled Investment Vehicles
Number of Accounts	5	5
Total Assets (in millions)	$904	904
Number of Accounts Subject to a Performance Fee	2	2
Total Assets Subject to a Performance Fee (in millions)	$540	540
Other Accounts
Number of Accounts	0	0
Total Assets (in millions)	$0	0
Number of Accounts Subject to Performance	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0

Material Conflicts of Interest – The Adviser

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as a Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell short securities for one portfolio and not another portfolio, and the performance of securities purchased or sold short for one portfolio may vary from the performance of securities purchased or sold short for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact a Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation – The Adviser”). In addition, current trading practices do not allow the Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio rebalancing dates also generally vary from portfolio to portfolio.

Material Conflicts of Interest – The Sub-Adviser

Because the Sub-Adviser manages multiple portfolios or accounts for multiple clients, the potential for conflicts of interest exists. The Sub-Adviser will devote so much of its time and effort to the affairs of each Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund, and may conduct any other business, including any business within the securities industry, whether or not such business is in competition with the Fund. The Sub-Adviser may manage portfolios or accounts having substantially the same investment style as a Fund. However, the portfolios managed by the Sub-Adviser may not have portfolio compositions identical to those of the Funds due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The Sub-Adviser may purchase or sell short securities for one portfolio and not another portfolio, and the performance of securities purchased or sold short for one portfolio or account may vary from the performance of securities purchased or sold short for other portfolios or accounts. The Sub-Adviser may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact a Fund depending on market conditions. For example, the Sub-Adviser may purchase a security in one portfolio or account while appropriately selling that same security in another portfolio or account. To the extent a particular investment is suitable for both a Fund and other clients of the Sub-Adviser, such investments will be allocated between the Fund and the other clients pro rata based on assets under management or in some other manner that the Sub-Adviser determines is fair and equitable under the circumstances to all clients, including the Fund. From the standpoint of a Fund, simultaneous identical portfolio transactions for the Fund and the other clients may tend to decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases. In addition, some of these portfolios or accounts have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts.

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Compensation – The Adviser

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Compensation – The Sub-Adviser

The Sub-Adviser compensates its non-partner level portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability. Partner-level portfolio management personnel receive a base salary and an allocated portion of the annual profits of the Sub-Adviser.

Ownership of Securities

The portfolio managers do not own shares of the Funds.

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), BBH serves as Administrator for the Fund. BBH’s principal address is 50 Post Office Square, Boston, Massachusetts 02110-1548. Under the Administration Agreement, BBH provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Funds. In addition, BBH makes available the office space, equipment, personnel, and facilities required to provide such services.

BBH supervises the overall administration of the Trust and the Funds, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds.

BBH serves as custodian of the Funds’ assets. BBH has agreed to (1) make receipts and disbursements of money on behalf of the Funds; (2) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Funds concerning the Funds’ operations. BBH does not exercise any supervisory function over the purchase and sale of securities.

BBH serves as transfer agent and dividend paying agent for the Funds. BBH has agreed to (1) issue and redeem shares of the Funds; (2) make dividend and other distributions to shareholders of the Funds; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Funds.

As compensation for the foregoing services, BBH receives certain out of pocket costs, transaction fees, and asset based fees, which are accrued daily and paid monthly by the Trust.

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The following table sets forth the compensation received by BBH for its roles as administrator, custodian, transfer agent, and securities lending agent during the last three fiscal years ended June 30.

Fiscal Year	Total Compensation Received
2017	$256,727
2018	$234,015
2019	$320,669

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Baskets, as described in the section of this SAI entitled “Purchase and Redemption of Creation Baskets.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Baskets and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs, transaction fees, and asset based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP (“Spicer Jeffries”), located at 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as independent registered public accounting firm to the Trust. Spicer Jeffries performs the annual audit of the financial statements of the Funds; prepares the Funds’ federal, state, and excise tax returns; and advises the Funds on matters of accounting and federal and state income taxation.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser and Sub-Adviser are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser or the Sub-Adviser), and the negotiation of brokerage commissions. The Funds may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

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The Funds will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, each Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser and the Sub-Adviser believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or the Sub-Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar for those services is not ascertainable.

The Adviser and the Sub-Adviser do not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the 1934 Act, the Adviser and/or the Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or the Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or the Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or the Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.

Research products and services provided to the Adviser or the Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or the Sub-Adviser in connection with the Fund. Some of these products and services are also available to the Adviser or the Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser or the Sub-Adviser for services provided to the Funds.

The Adviser’s or the Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

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Brokerage Commissions Paid

USCF SummerHaven SHPEI Index Fund:

For the fiscal years ended June 30, 2018 and 2019, the Fund paid brokerage commissions in the amount of $42.96 and $1,846.00, respectively.

USCF SummerHaven SHPEN Index Fund:

For the fiscal years ended June 30, 2018 and 2019, the Fund paid brokerage commissions in the amount of $56.13 and $2,482.01, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS

Portfolio Disclosure Policy

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser and the Sub-Adviser. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

As each Fund is an ETF, information about each Fund’s portfolio holdings is made available on a daily basis, all in accordance with any applicable law, exemptive or no-action relief from the SEC, or rules of the Listing Exchange. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the Creation Basket and Redemption Basket process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (the “NSCC”), and/or third party service providers.

Each Fund will disclose on the Funds’ website (www.uscfinvestments.com) prior to the commencement of trading on each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to each Fund’s portfolio holdings is permitted to personnel of the Adviser, the Sub-Adviser, the Distributor, BBH, and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the removal of a Trustee, in which case the Trust will assist in communications among Trust shareholders. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

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All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Redemption Baskets. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Redemption Baskets if such shareholders are Authorized Participants (or “APs”). The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Redemption Basket or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Funds.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Funds’ shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the sections in the Prospectuses entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Funds’ shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION AND REDEMPTION BASKETS

Creation

The Trust issues and sells shares of each Fund only in Creation Baskets on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectuses, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. For each Fund, the consideration for purchase of a Creation Basket of shares consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Basket of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Basket) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Basket exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Basket is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Basket and the market value of the Deposit Securities.

BBH, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Baskets of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

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The identity and number of shares of the Deposit Securities required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the portfolio manager(s) with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, BBH, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Basket of the Fund.

Cash Purchase. When, in the sole discretion of the Trust, cash purchases of Creation Baskets of shares are available or specified for a Fund, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset a Fund’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required for the Fund.

Procedures for Creation of Creation Baskets. To be eligible to place orders for a Creation Basket of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Baskets and Redemption Baskets (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders must be placed for one or more Creation Basket-sized aggregations of shares (50,000 in the case of the Funds). All orders for Creation Baskets, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m. Eastern Time (“Closing Time”)) or, for the Cash Creation Baskets, 3:00 p.m. Eastern Time, in each case on the date such order is placed in order for the creation of Creation Baskets to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order for Creation Baskets (or an order to redeem Redemption Baskets as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process” and “Placement of Creation and Redemption Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Baskets or Redemption Baskets of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Baskets or redeem Redemption Baskets of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Baskets or Redemption Baskets through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

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Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Baskets and Redemption Baskets through the Continuous Net Settlement System of the NSCC. Fund Deposits or Cash Creation Amount deposits, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through a Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component (or the Cash Creation Amount, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Baskets or redeem Redemption Baskets through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Baskets. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BBH, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Basket and/or the Authorized Participant acting on behalf of the creator of a Creation Basket of its rejection of the order of such person. The Trust, BBH, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee and Additional Charge for Cash Transactions. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $350. In addition, to the extent that an Authorized Participant purchases a Creation Basket with cash, the Authorized Participant will be subject to an additional charge no greater than 5.0%.

The Funds, subject to approval by the Board, may adjust these fees and charges from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Basket may be charged a fee for such services.

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Redemption

For each Fund, shares may be redeemed only in Redemption Baskets at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BBH and only on a Business Day. The Trust will not redeem shares in amounts less than Redemption Basket-skied aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Redemption Basket in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Redemption Basket. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Redemption Basket.

With respect to each Fund, BBH, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Redemption Basket that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Baskets.

For each Fund, unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Redemption Basket generally consist of Fund Securities — as announced by BBH on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process. For each Fund, orders to redeem Redemption Baskets through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Redemption Baskets using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BBH not later than 4:00 p.m., Eastern Time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Redemption Baskets using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received.

Redemption Transaction Fee and Additional Charge for Cash Transactions. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $350 assessed per transaction. In addition, to the extent that an Authorized Participant redeems a Redemption Basket for cash, the Authorized Participant will be subject to an additional charge no greater than 5.0%.

The Funds, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Redemption Basket may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Baskets are created and traded may raise certain issues under applicable securities laws. Because new Creation Baskets are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Baskets after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the sections in the Prospectuses entitled “Determination of Net Asset Value.”

For each Fund, the NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of a Fund is determined as of the close of the regular trading session on the Listing Exchange (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing a Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board.

The value of a Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser or the Sub-Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. A Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, a Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

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DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the sections in the Prospectuses entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of a Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the sections in the Prospectuses entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships; pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

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For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who, for U.S. federal income tax purposes, is a citizen or individual resident of the United States;

•	A corporation, or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is not a U.S. Shareholder. Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds shares, the U.S. tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

Tax Treatment of the Funds

Election to be Taxed as a RIC. Each Fund intends to elect to be treated and intends to qualify thereafter as a RIC under Subchapter M of the Code. To qualify as a RIC, a Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for tax treatment as a RIC, a Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”) plus its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), if any.

Taxation as a Regulated Investment Company.

If a Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then such Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it timely distributes (or is deemed to distribute) to shareholders. A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

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To qualify as a RIC, a Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

•	diversify its holdings so that, at the end of each quarter of each taxable year:

o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of total assets and not more than 10% of the outstanding voting securities of such issuer, and

o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

Each Fund intends to distribute annually all or substantially all of such income. A Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

U.S. Federal Excise Tax. A Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously recognized, but undistributed, ordinary income and capital gain net income on which the Fund did not pay corporate-level U.S. federal income tax. Each Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If a Fund fails to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year the Fund may be subject to regular corporate tax on any net built-in gains with respect to certain Fund assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of its investments, a Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling Portfolio Securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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Foreign Investments and Taxes. Investment income and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

PFIC Investments. A Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to increased U.S. federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, a Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, a Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, a Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, a Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Nonetheless, a Fund would be required to timely distribute such income to shareholders in order to satisfy the Annual Distribution Requirement and to eliminate its liability for corporate-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

In addition, if the extent that a Fund is required to include in its income any amount received from a PFIC for which it has made a qualifying electing fund election, such income will be qualifying income for purposes of the 90% Gross Income Test if the Fund receives of a distribution of such income from the PFIC in the same taxable year or such income is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Special or Uncertain Tax Consequences. A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

A Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of derivatives and income from foreign currency transactions is unclear for purposes of determining a Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of a Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders may qualify for taxation at long-term capital gain rates.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non- taxable return of capital).

Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale, or otherwise as short-term capital gain or loss. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Creation Basket Issues and Redemptions. On an issue of shares as part of a Creation Basket, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of a Redemption Basket, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Baskets cannot be deducted currently.

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In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Basket) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Foreign Tax Credits. A Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) from all distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or IRS Form W-8BEN-E in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s U.S. federal income tax liability.

Tax Shelter Reporting Regulations. If a Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (or a greater loss over a combination of years) for a corporate shareholder in any single taxable year, the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally are not subject to U.S. federal income tax on distributions from a Fund. However, a Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) unless an exception applies. No withholding is required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent a Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Funds anticipate that a portion of distributions will be eligible for this exception from withholding; however, the Funds cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception. Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below) and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. In the case of a disposition described in clause (ii) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 10% of the sales proceeds.

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Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. The Trust does not anticipate that a Fund will be a U.S. real property holding corporation.

Non-U.S. Shareholders should provide the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder and establishes an exemption from backup withholding. To claim a credit or refund for any Fund-level U.S. federal income taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Fund that would be treated as gain effectively connected with a United States trade or business or avoiding withholding tax will be treated as having received such distributions. Non-U.S. Shareholders should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

The Funds are not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Funds.

For purposes of the 1940 Act, the Funds are a registered investment companies, and the acquisition of shares by other registered investment companies and companies relying on an exemption from registration as an investment company under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits such otherwise restricted registered investment companies from acquiring shares, beyond the limits, particularly on the amount and value, detailed in Section 12(d)(1) of the 1940 Act.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.

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FINANCIAL STATEMENTS

The Fund’s audited financial statements and report of Spicer Jeffries LLP, as the independent registered public accounting firm, are hereby incorporated by reference to the Annual Report for the Trust for the fiscal period ended June 30, 2019. You can obtain a copy of the Trust’s Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

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APPENDIX A – SUMMERHAVEN PROXY VOTING GUIDELINES

PROXY VOTING POLICY AND PROCEDURES

Adopted September 2017

Revised as of August 2019

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser generally retains proxy-voting authority with respect to securities purchased for its Securities Clients. Under such circumstances, the Adviser votes proxies in the best interest of those Securities Clients and in accordance with these policies and procedures.

II.	USE OF THIRD-PARTY PROXY VOTING SERVICE

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (the “Proxy Voting Service”), an independent third party, for the Proxy Voting Service to provide the Adviser with its research on proxies and to facilitate the electronic voting of proxies.

The Adviser has instructed the Proxy Voting Service to execute all proxies in accordance with its recommendations unless otherwise instructed by the Adviser.

The SEC has expressed its view that although the voting of proxies remains the duty of a registered adviser, an adviser may contract with service providers to perform certain functions with respect to proxy voting so long as the adviser is comfortable that (i) the proxy voting service is independent from the issuer companies on which it completes its proxy research, and (ii) the adviser maintains ongoing oversight of delegated proxy voting functions.

In assessing whether a proxy voting service is independent (as defined by the SEC), the SEC counsels investment advisers that they should not follow the recommendations of an independent proxy voting service without first determining, among other things, that in making this determination the proxy voting service (i) has the capacity and competence to adequately analyze proxy issues, and (ii) is in fact independent and can make recommendations in an impartial manner in the best interests of the adviser’s clients.

At a minimum annually, or more frequently as deemed necessary, the Compliance Officer will seek to ensure that a review of the independence and impartiality of the Proxy Voting Service is carried out, including obtaining certification or other information from the Proxy Voting Service to enable the Adviser to make such an assessment. The Compliance Officer will also monitor any new SEC interpretations regarding the voting of proxies and the use of third-party proxy voting services and revise the Adviser’s policies and procedures as necessary.

Proxies relating to securities held in Securities Client accounts will be sent directly to the Proxy Voting Service. If a proxy is received by the Adviser and not sent directly to the Proxy Voting Service, the Compliance Officer will promptly forward it to the Proxy Voting Service. In the event that (i) the Proxy Voting Service is unable to complete/provide its research regarding a security on a timely basis, (ii) the Compliance Officer or the Proxy Voting Service determines that the Proxy Voting Service has a conflict of interest with respect to voting a proxy, or (iii) the Adviser has made a determination that it is in the best interests of the Securities Clients for the Adviser to vote a proxy, the Adviser’s general proxy-voting procedures are required to be followed, as follows. The Compliance Officer will:

1.	Keep a record of each proxy received;
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2.	Forward the proxy to the Portfolio Manager responsible for managing the assets of the Securities Clients on behalf of the Adviser;

3.	Determine which Securities Clients hold the security to which the proxy relates;

4.	Provide the Portfolio Manager with a list of Securities Clients that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

5.	Absent material conflicts (see Section V), the Portfolio Manager will determine whether the Adviser will follow the Proxy Voting Service’s recommendation or vote the proxy directly in accordance with the Adviser’s voting guidelines. The Portfolio Manager will send his decision on how the Adviser will vote a proxy to the Proxy Voting Service, or will instruct the Compliance Officer to vote and mail the proxy in a timely and appropriate manner; and

6.	Perform reconciliations to ensure that all proxies are voted (e.g., reconcile the list of Securities Clients for which the Adviser has proxy voting obligations against a list of votes cast by the Adviser or by the Proxy Voting Service for Securities Clients) or that the Adviser has determined that not voting for a particular Securities Client is appropriate.

III.	VOTING GUIDELINES

To the extent the Adviser determines to vote a proxy directly (i.e., does not utilize the Proxy Voting Service), the Adviser will vote such proxy in the best interests of each particular Securities Client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its Securities Clients.

•	Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•	Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its Securities Clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Adviser’s opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.
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IV.	DISCLOSURE

A.	The Adviser will disclose in its Form ADV Part 2 that Securities Clients may contact the Compliance Officer via e-mail or telephone in order to obtain information on how the Adviser voted such Securities Client’s proxies, and to request a copy of these policies and procedures. If a Securities Client requests this information, the Compliance Officer will prepare a written response to the Securities Client that lists, with respect to each voted proxy that the Securities Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Adviser voted the Securities Client’s proxy.

B.	A concise summary of these Proxy Voting Policies and Procedures will be included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.

V.	POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

A.	In the event that the Adviser is directly voting a proxy, the Compliance Officer will examine conflicts that exist between the interests of the Adviser and its Securities Clients. This examination will include a review of the relationship of the Adviser, its personnel and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a Securities Client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser, its personnel or a Securities Client of the Adviser.

B.	If, as a result of the Compliance Officer’s examination, a determination is made that a material conflict of interest exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Securities Client. If the proxy involves a matter covered by the voting guidelines and factors described above, the Adviser will generally vote the proxy in accordance with the voting guidelines. Alternatively, the Adviser may vote the proxy in accordance with the recommendation of the Proxy Voting Service.

The Adviser may disclose the conflict to the affected Securities Clients and, except in the case of Securities Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Securities Clients the opportunity to vote their proxies themselves. In the case of ERISA Securities Clients, if the Investment Management Agreement reserves to the ERISA Securities Client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA Securities Client the opportunity to vote the proxies itself. Absent the Securities Client reserving voting rights, the Adviser will either vote the proxies in accordance with the policies outlined in Section III “Voting Guidelines” above or vote the proxies in accordance with the recommendation of the Proxy Voting Service.

VI.	PROXY RECORDKEEPING

The Compliance Officer will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. (Under the services contract between the Adviser and its Proxy Voting Service, the Proxy Voting Service will maintain the Adviser’s proxy-voting records). Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Adviser. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;
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2.	A copy of each proxy statement that the Adviser receives regarding Securities Client securities (the Adviser may rely on third parties or EDGAR);

3.	A record of each vote that the Adviser casts;

4.	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision. (For votes that are inconsistent with the Adviser’s general proxy voting polices, the reason/rationale for such an inconsistent vote is required to be briefly documented and maintained); and

5.	A copy of each written Securities Client request for information on how the Adviser voted such Securities Client’s proxies, and a copy of any written response to any (written or oral) Securities Client’s request for information on how the Adviser voted its proxies.

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Statement of Additional Information

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

(NYSE: SDCI)

October 30, 2019

USCF ETF TRUST

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus (the “Prospectus”), dated October 30, 2019, for the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”). A copy of the Prospectus may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust in accordance with a Declaration of Trust dated November 6, 2013. The Declaration of Trust was amended and restated on June 16, 2014. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust has multiple segregated series, and this SAI relates only to the Fund. The shares of the Fund are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933 (the “Securities Act”).

The Fund is managed by USCF Advisers LLC (the “Adviser”). The Adviser has been registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. (“Wainwright”). Wainwright is a wholly-owned subsidiary of Concierge Technologies, Inc., a company publicly traded under the ticker symbol “CNCG” (“Concierge”). Mr. Nicholas Gerber, along with certain family members and certain other shareholders, own the majority of the shares in Concierge. Wainwright continues to operate its business as a wholly-owned subsidiary of Concierge.

Shares trade on NYSE Arca, Inc. (the “Listing Exchange”) at market prices that may be below, at, or above the shares’ net asset value (“NAV”). The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions. The Fund should not be relied upon as a complete investment program.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Baskets” and “Redemption Baskets,” respectively), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. The Fund generally offers and issues Creation Baskets and redeems Redemption Baskets in exchange for cash. The Fund reserves the right to permit or require Creation Baskets to be issued in-kind, in certain circumstances, although it does not currently expect to do so. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (the “Deposit Securities”) per each Creation Basket constituting a substantial replication of the securities included in the Fund (“Deposit Securities”) and an amount of cash (the “Cash Component”) computed as discussed below.

Creation Baskets and Redemption Baskets are aggregations of stipulated “blocks” of shares, and each block is currently 50,000 shares. In the event of the Fund’s liquidation, the Trust may lower the number of shares in the Fund’s Redemption Basket.

EXCHANGE LISTING AND TRADING

There can be no assurance that the Fund will continue to meet the Listing Exchange’s requirements for listing shares. The Listing Exchange will consider the suspension of trading and delisting of the Fund’s shares if (i) following the initial 12-month period beginning at the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Fund fails to satisfy applicable continued listing requirements of the Listing Exchange; or (iii) such other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further trading on the Listing Exchange inadvisable.

As in the case of other stocks traded on the Listing Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Fund reserves the right to adjust the price levels of the shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is disclosed in the Prospectus. There can be no assurance that the Fund’s objective will be achieved. The investment objective of the Fund, and all other investment policies and practices of the Fund, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments that its may hold, is provided below.

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Fundamental Investment Policies

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) of the Trust as fundamental policies for the Fund. These policies cannot be changed with respect to the Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. For purposes of the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the value will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

As a matter of fundamental policy, the Fund may not:

A.	Borrow money, except to the extent permitted by applicable law. To the extent that the Fund borrows money, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structure of investment companies. Such provisions can inhibit an investment company’s ability to make loans.

C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.

D.	Purchase, hold, or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.

E.	Purchase or sell physical commodities except through its wholly-owned subsidiary, and to the maximum extent as permitted by the 1940 Act.

F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief granted by the SEC. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC Staff and subsequent rules and regulations have been issued.

G.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit the Fund’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (ii) securities of other investment companies. When determining compliance with this fundamental policy of the Fund, the Fund will consider the concentration of affiliated and unaffiliated underlying investment companies.

Additional Information about the SDCITR

The SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCITR”) is a total return commodity sector index designed to broadly represent major commodities. The composition and total return of the SDCITR is described in the Prospectus.

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The SDCITR is rules-based and reconstituted and rebalanced monthly based on observable price signals. In this context, the term “rules-based” is meant to indicate that the composition of the SDCITR in any given month will be determined by quantitative formulas related to the prices of futures contracts for the 27 commodities that are eligible to be included in the SDCITR. Such formulas are not subject to adjustment based on factors other than those described below, and are not subject to human bias.

The monthly selection of the Component Futures Contracts involves the following three-step process:

1.	The seven commodities with the greatest “backwardation” (or least “contango”) are identified from the universe of eligible commodities. Backwardation is measured as the annualized percentage price difference between the futures price for the closest-to-expiration contract and the next closest-to-expiration contract for each commodity.

2.	From the remaining 20 commodities, the seven commodities with the greatest 12-month price “momentum” are identified, subject to a diversification requirement. For each commodity, momentum is measured as the greatest positive (or least negative) percentage price change over the prior 12-month period. As part of the diversification requirement, the SDCITR requires at least one commodity from each of the following six commodity sectors to be represented by a Component Futures Contract: Precious Metals, Industrial Metals, Energy, Livestock, Softs, and Grains. If a commodity sector is not represented by the 14 commodities identified in the first and second steps, the commodity from the omitted sector with the greatest momentum will replace one of the seven commodities that were identified during step two. A commodity is eligible to be replaced if it belongs to a commodity sector that is represented by more than one commodity identified during steps one or two. From the commodities that are eligible to be replaced, the commodity with the lowest momentum will be replaced. This procedure is repeated until all the sectors are represented.

3.	For each of the 14 identified commodities, SDCITR selects the eligible futures contract for the contract month with the greatest backwardation (or least contango), taking into account the allowed contracts and maximum tenor for each commodity market. The maximum eligible tenor is measured as the number of months starting from the maturity of the closest-to-expiration contract. The previous notwithstanding, the contract expiration is not changed for that month if a commodity remains in the index, as long as the contract does not expire or enter its notice period in the subsequent month.

The 14 commodities selected are included in the SDCITR for the next month on an equally-weighted basis. Due to the dynamic monthly commodity selection, the sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month. The date of the selection for the SDCITR is the fifth business day prior to the first business day of a calendar month.

Prior to the end of each month, SHIM determines the composition of the SDCITR and provides such information to Bloomberg, L.P. (“Bloomberg”). Values of the SDCITR are computed by Bloomberg and disseminated approximately every 15 seconds from 8:00 a.m. to 5:00 p.m., Eastern time. Bloomberg also publishes a daily SDCITR value at approximately 5:30 p.m., Eastern time, under the index ticker symbol “SDCITR:IND.” Only settlement and last-sale prices are used in the SDCITR’s calculation; bids and offers are not recognized, including limit-bid and limit-offer price quotes. Where no last-sale price exists, typically in the more deferred contract months, the previous day’s settlement price is used. This means that the underlying SDCITR may lag its theoretical value. This tendency to lag is evident at the end of the day when the SDCITR value is based on the settlement prices of the futures contracts held by the SDCITR, and explains why the underlying SDCITR often closes at or near the high or low for the day.

The composition of the SDCITR on any given day, as determined and published by SHIM, is determinative of the benchmark for the Fund. However, it is not possible to anticipate all possible circumstances and events that may occur with respect to the SDCITR and the methodology for its composition, weighting, and calculation. Accordingly, a number of subjective judgments must be made in connection with the operation of the SDCITR that cannot be adequately reflected in this description of the SDCITR. All questions of interpretation with respect to the application of the provisions of the SDCITR methodology, including any determinations that need to be made in the event of a market emergency or other extraordinary circumstances, will be resolved by SHIM.

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Because the SDCITR is comprised of actively traded contracts with scheduled expirations, it can be calculated only by reference to the prices of contracts for specified expiration, delivery, or settlement periods, referred to as contract expirations. The contract expirations included in the SDCITR for each commodity during a given year are designated by SHIM, provided that each contract must be an active contract. An active contract for this purpose is a liquid, actively-traded contract expiration, as defined or identified by the relevant trading facility or, if no such definition or identification is provided by the relevant trading facility, as defined by standard custom and practice in the industry.

If a Futures Exchange ceases trading in all contract expirations relating to an eligible futures contract, SHIM may designate a replacement contract for the commodity. The replacement contract must satisfy the eligibility criteria for inclusion in the SDCITR. To the extent practicable, the replacement is effected during the next monthly review of the composition of the SDCITR. If that timing is not practicable, SHIM determines the date of the replacement based on a number of factors, including the differences between the existing futures contract and the replacement futures contract with respect to contractual specifications and contract expirations.

If a contract is eliminated and there is no replacement contract, the underlying commodity will necessarily be dropped from the SDCITR. The designation of a replacement contract, or the elimination of a commodity from the SDCITR because of the absence of a replacement contract, could affect the value of the SDCITR, either positively or negatively, depending on the price of the contract that is eliminated and the prices of the remaining contracts. It is impossible, however, to predict the effect of these changes, if they occur, on the value of the SDCITR.

Table 1 below lists the eligible commodities, the relevant Futures Exchange on which the futures contracts for the commodities are listed, and quotation details as of September 30, 2019. Table 2 below lists the eligible futures contracts, their sector designations and maximum allowable tenors as of September 30, 2019.

TABLE 1

Commodity	Designated Contract	Exchange	Units	Quote
Aluminum	High Grade Primary Aluminum	LME	25 metric tons	USD/metric ton
Cocoa	Cocoa	ICE-US	10 metric tons	USD/metric ton
Coffee	Coffee “C”	ICE-US	37,500 lbs	U.S. cents/pound
Copper	Copper	COMEX	25,000 lbs	U.S. cents/pound
Corn	Corn	CBOT	5000 bushels	U.S. cents/bushel
Cotton	Cotton	ICE-US	50,000 lbs	U.S. cents/pound
Crude Oil (WTI)	Light, Sweet Crude Oil	NYMEX	1,000 barrels	USD/barrel
Crude Oil (Brent)	Crude Oil	ICE-UK	1,000 barrels	USD/barrel
Gas Oil	Gas Oil	ICE-UK	100 metric tons	USD/metric ton
Gold	Gold	COMEX	100 troy oz.	USD/troy oz.
Heating Oil	Heating Oil	NYMEX	42,000 gallons	U.S. cents/gallon
Lead	Lead	LME	25 metric tons	USD/metric ton
Lean Hogs	Lean Hogs	CME	40,000 lbs.	U.S. cents/pound
Live Cattle	Live Cattle	CME	40,000 lbs.	U.S. cents/pound
Feeder Cattle	Feeder Cattle	CME	50,000 lbs.	U.S. cents/pound
Natural Gas	Henry Hub Natural Gas	NYMEX	10,000 mmbtu	USD/mmbtu
Nickel	Primary Nickel	LME	6 metric tons	USD/metric ton
Platinum	Platinum	NYMEX	50 troy oz.	USD/troy oz.
Silver	Silver	COMEX	5,000 troy oz.	U.S. cents/troy oz.
Soybeans	Soybeans	CBOT	5,000 bushels	U.S. cents/bushel
Soybean Meal	Soybean Meal	CBOT	100 tons	USD/ton
Soybean Oil	Soybean Oil	CBOT	60,000 lbs.	U.S. cents/pound
Sugar	World Sugar No. 11	ICE-US	112,000 lbs.	U.S. cents/pound
Tin	Tin	LME	5 metric tons	USD/metric ton
Unleaded Gasoline	Reformulated Blendstock for Oxygen Blending	NYMEX	42,000 gallons	U.S. cents/gallon
Wheat	Wheat	CBOT	5,000 bushels	U.S. cents/bushel
Zinc	Special High Grade Zinc	LME	25 metric tons	USD/metric ton

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TABLE 2

Commodity Symbol	Commodity Name	Sector	Allowed Contracts	Max. tenor
NG	Natural Gas	Energy	All 12 Calendar Months	12
CL	Crude Oil	Energy	All 12 Calendar Months	12
XB	RBOB	Energy	All 12 Calendar Months	12
HO	Heating Oil	Energy	All 12 Calendar Months	12
CO	Brent Crude	Energy	All 12 Calendar Months	12
QS	Gas Oil	Energy	All 12 Calendar Months	12
LC	Live Cattle	Livestock	Feb, Apr, Jun, Aug, Oct, Dec	5
LH	Lean Hogs	Livestock	Feb, Apr, Jun, Jul, Aug, Oct, Dec	5
FC	Feeder Cattle	Livestock	Jan, Mar, Apr, May, Aug, Sep, Oct, Nov	5
W	Wheat	Grains	Mar, May, Jul, Sep, Dec	7
C	Corn	Grains	Mar, May, Jul, Sep, Dec	12
S	Soybeans	Grains	Jan, Mar, May, Jul, Aug, Sep, Nov	12
SM	Soymeal	Grains	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec	7
BO	Bean Oil	Grains	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec	7
LA	Aluminum	Industrial Metals	All 12 Calendar Months	12
HG	Copper	Industrial Metals	All 12 Calendar Months	12
LX	Zinc	Industrial Metals	All 12 Calendar Months	7
LN	Nickel	Industrial Metals	All 12 Calendar Months	7
LL	Lead	Industrial Metals	All 12 Calendar Months	7
LT	Tin	Industrial Metals	All 12 Calendar Months	7
GC	Gold	Precious Metals	Feb, Apr, Jun, Aug, Oct, Dec	12
SI	Silver	Precious Metals	Mar, May, Jul, Sep, Dec	5
PL	Platinum	Precious Metals	Jan, Apr, Jul, Oct	5
SB	Sugar	Softs	Mar, May, Jul, Oct	7
CT	Cotton	Softs	Mar, May, Jul, Dec	7
KC	Coffee	Softs	Mar, May, Jul, Sep, Dec	7
CC	Cocoa	Softs	Mar, May, Jul, Sep, Dec	7

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

A description of the Fund’s principal investment strategies and risks is contained in the Fund’s Prospectus under the headings “Principal Investment Strategies of the Fund,” “Principal Risks of Investing in the Fund,” “Additional Information about Principal Investment Strategies,” “Other Investment Information about the Fund,” and “Additional Principal Risk Information about the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

Additional Information about Investment Strategies

Cayman Subsidiary

Although the Fund may invest its assets directly in Commodity Interests, the Fund primarily gains exposure to commodities markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity Interests. The Subsidiary may invest in certain Commodity Interests that the Fund is restricted or limited from investing in directly. Investing in the Subsidiary will permit the Fund to have greater exposure to commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies under the 1940 Act.

The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as the commodity pool operator (“CPO”) of the Fund and the Subsidiary under the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations promulgated thereunder, and, therefore, is subject to the rules and regulations of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

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The Subsidiary is not registered as an investment company under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund will wholly-own and control the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis, except that with respect to investments that may involve leverage, the Subsidiary complies independently with asset segregation requirements to the same extent as the Fund. Changes in the laws of the Cayman Islands, under which the Subsidiary is incorporated, could result in the inability of the Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact the Fund and its investors.

The Cayman Islands currently does not impose any income, corporate, capital gains tax, or withholding tax, on the Subsidiary. If the laws of the Cayman Islands were changed and the Subsidiary were required to pay Cayman Islands taxes, this may impact the Fund’s return based upon the percentage of assets allocated to commodities at that time. The Subsidiary has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that, in accordance with section 6 of the Tax Concessions Law (2011 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains, or appreciations shall apply to the Subsidiary or its operations and, in addition, that no tax to be levied on profits, income, gains, or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures, or other obligations of the Subsidiary or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Subsidiary to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Subsidiary.

To the extent that this SAI references securities, Commodity Interests or other assets in which the Fund may invest or may not invest, or the Fund’s expectations, risks or obligations with respect to any such investments, the Subsidiary may or may not invest in those same assets and would have the same expectations and would be subject to the same risks and obligations.

Commodity Interests

The Fund intends to invest in Commodity Interests. Investing in commodities in this manner carries risks. The Fund’s exposure to the commodities markets and derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of Commodity Interests and other derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

Commodity Contracts. The Fund may purchase and sell commodity contracts in the form of forwards, futures, and options; may enter into foreign exchange contracts; may enter into other financial transactions; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws. The Fund may also invest in other instruments related to commodities, including structured notes, and securities of commodities finance and operating companies. In the commodity futures market, there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures with respect to that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

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Futures and Options on Futures. The Fund may purchase futures and options on futures. A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

The Fund may purchase and sell futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may purchase futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most Futures Exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Fund. When the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

When the Fund invests in Commodity Interests, it may be required to segregate cash and/or liquid securities to the extent the Fund’s obligations are not covered or otherwise offset. Generally, if the Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, the Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

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Treasuries

The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Additional Information about Investment Risks

Investment in the Fund should be made with an understanding that the value of the portfolio held by the Fund may fluctuate in accordance with changes in the market and other factors.

Credit Risk

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other investments to implement its investment strategy.

When the Fund purchases futures contracts and invests in other Commodity Interests, it is exposed to the credit risk that the counterparty will not be able to meet its obligations. The counterparty for a futures contract is the clearinghouse associated with the particular exchange. In general, in addition to margin required to be posted by the clearinghouse in connection with cleared trades, clearinghouses are backed by their members who may be required to share in the financial burden resulting from the nonperformance of one of their members and, therefore, this additional member support should significantly reduce credit risk. Neither the Fund nor the Subsidiary is currently a member of any clearinghouse. Some foreign exchanges are not backed by their clearinghouse members but may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty or clearinghouse, or their members or their financial backers, will satisfy their obligations in such circumstances.

The Adviser attempts to manage credit risk by following various trading limitations and policies. In particular, the Fund generally posts margin and/or holds liquid assets that are approximately equal to the market value of its obligations to counterparties under the futures contracts and other Commodity Interests it holds. The Adviser intends to execute and clear trades only with parties perceived to be creditworthy and/or requiring the posting of collateral or margin by such parties to limit credit exposure. Each FCM of the Fund, or any other broker that may be retained by the Fund in the future, when accepting orders to purchase or sell futures contracts on United States exchanges on behalf of the Fund, is required by CFTC regulations to separately account for and segregate as belonging to the Fund all assets of such entity relating to its domestic futures contracts trading. These FCMs are not allowed to commingle assets of the Fund with the FCM’s other assets. In addition, the CFTC requires commodity brokers to hold in a secure account the assets of the Fund related to foreign futures contracts trading.

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Liquidity Risk

Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, such as a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. Because Commodity Interests, including futures contracts and options, may be illiquid, the Fund’s investments in Commodity Interests may be more difficult to liquidate at favorable prices in periods of illiquid markets and losses may be incurred during the period in which positions are being liquidated. The large size of the positions that the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and by potentially increasing losses while trying to do so.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Correlation Risk

To the extent that investors use the Fund as a means of indirectly investing in commodities, there is the risk that the daily changes in the NAV per share of the Fund on a percentage basis will not closely track the daily changes in the spot prices of the commodities comprising the SDCITR on a percentage basis. This could happen if the changes in Fund’s NAV do not correlate closely with the changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of the underlying commodities. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in commodities or as a hedge against the risk of loss in commodity-related transactions.

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The design of the SDCITR is such that every month it is made up of different Component Futures Contracts and the Fund primarily invests in the Component Futures Contracts composing the SDCITR. In the event of a commodity futures market where near month contracts to expire trade at a higher price than next month contracts to expire, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the value of the SDCITR would tend to rise as it approaches expiration. As a result, the Fund may benefit because it would be selling more expensive contracts and buying less expensive ones on an ongoing basis. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next month contracts, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the value of the SDCITR would tend to decline as it approaches expiration. As a result, the Fund’s total return may be lower than might otherwise be the case because it would be selling less expensive contracts and buying more expensive ones. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the SDCITR. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, this could have a significant negative impact on the Fund’s NAV and total return.

Futures Contracts and Position Limits Risk

Designated contract markets, such as the Chicago Mercantile Exchange (“CME”) and ICE Futures, have established accountability levels and position limits on the maximum net long or net short futures contracts in commodities that any person or group of persons under common trading control (other than as a hedge, which is not applicable to the investments of the Fund or the Subsidiary) may hold, own or control. These levels and position limits apply to the futures contracts that the Fund or the Subsidiary invests in to meet its investment objective. In addition to accountability levels and position limits, the CME and ICE Futures also set daily price fluctuation limits on futures contracts. The daily price fluctuation limit established the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once that daily price fluctuation limit has been reached in a particular futures contract, no trades may be made at a price beyond that limit.

The accountability levels for the commodities comprising the SDCITR and other futures contracts traded on U.S.-based Futures Exchanges are not a fixed ceiling, but rather a threshold above which such exchanges may exercise greater scrutiny and control over an investor’s positions.

Position limits differ from accountability levels in that they represent fixed limits on the maximum number of futures contracts that any person may hold and cannot allow such limits to be exceeded without express CFTC authority to do so. In addition to accountability levels and position limits that may apply at any time, the Futures Exchanges may impose position limits on contracts held in the last few days of trading in the near month contract to expire. The investment strategy of the Fund is to close out its positions during each monthly reconstituting and rebalancing period for the SDCITR in advance of the period right before expiration and purchase new contracts. As such, position limits that apply to the last few days prior to a contract’s expiration are not currently anticipated to impact the Fund.

Interest Rate Risk

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Certain of the Fund’s investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).

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Prepayment and Call Risk

Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Non-U.S. Investment Risk

Foreign investments pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Investments in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Information about foreign investments may not be as available or reliable as information on investments in the United States. This may prevent the Fund and the Adviser from obtaining information concerning foreign investments that is as frequent, extensive and reliable as the available information on investments in the United States. Foreign countries may have restrictions on foreign ownership of investments or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser attempts to manage currency risk by limiting the amount the Fund invests in investments denominated in a particular foreign currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

European Related Risk

A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro- denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

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Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the recently created European Financial Service Facility (EFSF). The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Specifically, the United Kingdom has recently voted to leave the EU. The timing of this withdrawal and the impact that it will have on the British economy and political situation and the economies and political situations of other EU countries is unknown at this time.

Short Selling Risk

A short sale by the Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that the Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

Risk Related to Tax Reform Legislation

Legislative or other actions relating to taxes could have a negative effect on the Fund. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect the Fund, its shareholders, or the Fund’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Fund’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Fund and its shareholders of such qualification, or could have other adverse consequences. Shareholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Fund’s shares.

Risk Related to the Economy

Lower-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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MANAGEMENT

Board Responsibilities

The business of the Trust is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk, is performed by the service providers of the Trust such as the Adviser, SummerHaven, the Distributor, and BBH. The Board is responsible for overseeing the Trust’s service providers and, therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Adviser presents the Board with information concerning the investment objective, strategies, and risks of the investment portfolio. Additionally, the Adviser provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage the risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers of the Trust employ a variety of processes, procedures, and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser, and the Board receives information about those services at its meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement or the Subsidiary Advisory Agreement with the Adviser, or the Subsidiary Sub-Advisory Agreement with SummerHaven, the Board receives detailed information from the Adviser and SummerHaven. Among other things, the Board regularly considers the Adviser’s and SummerHaven’s adherence, as applicable, to the Fund’s and the Subsidiary’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance history and investments.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and SummerHaven. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation, and other matters. Annually, the Trust’s independent registered public accounting firm reviews its audit of the financial statements of the Fund with the Audit Committee, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports that the Board receives, and the Board’s discussions with the service providers to the Trust, the Board may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s, including with respect to priorities, allocation of resources, and effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

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Members of the Board and Officers of the Trust

Set forth below is the name, date of birth, position with the Trust, term of office, principal occupations and other directorships for a minimum of the last five years of each person currently serving as a member of the Board or as an executive officer of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Board is currently comprised of seven Trustees. The Chairman of the Board, Nicholas D. Gerber, and Messrs. Andrew F Ngim and Stuart P. Crumbaugh are “interested persons” of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act, because of their affiliation with the Adviser. They are referred to herein as “Interested Trustees.” The Chairman’s role is to preside at all meetings of the Board and to act as liaison between the Trustees and the Adviser, counsel, and other service providers generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser, SummerHaven, or the Distributor or any of their affiliated persons and do not own any stock or other securities issued by the Adviser, SummerHaven or the Distributor. These Trustees are not interested persons of the Trust and are referred to herein as “Independent Trustees.” Mr. Henderson serves as the lead Independent Trustee. The lead Independent Trustee’s role is to preside at all meetings of the Independent Trustees and to act as liaison between the Independent Trustees and the Adviser, counsel, and other service providers generally between meetings. The lead Independent Trustee may also perform such other functions as may be delegated by the Board from time to time.

There is an Audit Committee and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The chair for each Committee is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter.

The Board has determined that its leadership structure is appropriate given the specific characteristics and circumstances of the Trust and the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a majority of the Board, the assets under management of the Trust, the number of portfolios overseen by the Board, the total number of Trustees on the Board, and the number of the Trust’s service providers and the nature of the services that they provide.

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 - 2019; Member of Armanino Executive Committee from 2001 - 2015; and Partner in Charge of Armanino LLP Audit Department December from 2004 - 2013.	Three	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 - present; Retired from 2007 - 2017; Managing Director of Societe Generale from 1991 - 2007.	Three	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam CLAR Office Furniture from 1996 - Present.	Three	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Councilmember from 1999 - 2011, including Mayor of San Ramon City, CA from 2002 - 2009. Mr. Wilson has been retired from 2011 - Present.	Three	None

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Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”), which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933 since 2005; President and Chief Executive Officer of USCF from 2005 - June 2015; Serves on Board of Managers of USCF Advisers LLC (“USCF Advisers”) since June 2014 and President and Chief Executive Officer of USCF Advisers from June 2014 - June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of Concierge Technologies, Inc. (“Concierge”) since January 2015; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013; and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 - January 2013.	Three	Management Director of USCF. Chairman of the Board of Concierge since January 26, 2015.

John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016; Senior Portfolio Manager of USCF from March 2010 - June 2015; Portfolio Manager of USCF from April 2006 - March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	N/A	N/A

Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 - October 2016; Independent Trustee of USCF ETF Trust from inception - February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Concierge since December 2017. Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 - April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 - December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 - September 2012; Consultant from January 2010 - February 2011.	Three	None

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, Secretary, and Portfolio Manager	Trustee from 2014 - February 2015 and May 2015 - Present; Secretary since October 2016	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 - February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 - January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 - January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Three	Management Director of USCF since May 2005.

Carolyn M. Yu Year of Birth: 1958	Chief Compliance Officer and AML Officer	Chief Legal Officer from May 2015 - April 2018; Chief Compliance Officer, since February 2015; AML Officer since 2014	Chief Compliance Officer of USCF since February 2013; General Counsel of USCF from May 2015 - April 2018 and Assistant General Counsel of USCF from August 2011 - April 2015; from May 2015 - April 2018, Ms. Yu served as Chief Legal Officer of USCF Advisers and serves as Chief Compliance Officer of USCF Advisers since May 2015; Associate Counsel, Assistant Chief Compliance Officer of USCF ETF Trust from June 2014 - February 2015; General Counsel of Concierge from November 2017 - December 2018; Branch Chief – Securities Enforcement Branch for the State of Hawaii, Department of Commerce and Consumer Affairs 2008 - 2011.	N/A	N/A

Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Assistant Secretary	Chief Legal Officer since May 2018; Assistant Secretary since 2016.	General Counsel of USCF and USCF Advisers since May 2018; Deputy General Counsel of USCF from May 2016 - April 2018; Assistant Secretary since October 2016; Partner at Sutherland Asbill & Brennan LLP from January 2011 - April 2016; and counsel and associate at the same from 2009 - 2010 and from 2001 - 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

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Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation, and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent auditors thereof; (iii) oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. Each of the Independent Trustees serves on the Trust’s Audit Committee. Mr. Henderson is the chairperson of the Audit Committee. During the fiscal year ended June 30, 2019, the Audit Committee met four (4) times.

Nominating Committee. The Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust, the Adviser, or the Distributor (as the term “interested persons” is defined in the 1940 Act); and (iii) advise the Board on ways to improve its effectiveness. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Prospectus and should be directed to the attention of the USCF ETF Trust Nominating Committee. The following Independent Trustees serve on the Trust’s Nominating Committee: Messrs. Gard, Wilson, and Schwartz. During the fiscal year ended June 30, 2019, the Nominating Committee met zero (0) times.

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Individual Trustee Qualifications

The Trust has concluded that the Trustees should serve on the Board because of their collective ability to review and understand information about the Trust and the Fund, to identify and request information that they deem relevant to the performance of their duties, to question management and service providers regarding the operation and administration of the Trust and the Fund, and to exercise their business judgment in a manner that serves the best interest of the Fund’s shareholders.

The Trust has also concluded that the Trustees should serve on the Board based on their individual experiences, qualifications, attributes, and skills. In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities, and founding and managing non-finance related companies. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust. In concluding that Andrew F Ngim should serve as a Trustee, the Board considered his background as a portfolio manager for the Ameristock Mutual Fund, as well as his experience with United States Commodity Funds LLC.

Trustees’ Ownership of Fund Shares

The following table sets forth the dollar range of shares beneficially owned by each Trustee as of December 31, 2018:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Thomas E. Gard	None	None
Jeremy Henderson	None	None
John D. Schwartz	None	None
H. Abram Wilson	None	None
Interested Trustees
Nicholas D. Gerber	None	None
Andrew F Ngim	None	None
Stuart P. Crumbaugh	None	None

Board Compensation

Each Independent Trustee receives an annual retainer of $2,000. For each in-person Board Meeting, each Independent Trustee receives $2,000. For each telephonic meeting, each Independent Trustee receives $500. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings.

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The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended June 30, 2019. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Thomas E. Gard	$10,000	$20,000
Jeremy Henderson	$10,500	$21,000
John D. Schwartz	$10,000	$20,000
H. Abram Wilson	$10,000	$20,000
Interested Trustees
Nicholas D. Gerber	$0	$0
Stuart P. Crumbaugh	$0	$0
Andrew F Ngim	$0	$0

Code of Ethics

The Trust, the Adviser, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting records.

The Trust is required to disclose annually the Fund’s complete proxy voting records on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX filing will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. A shareholder who controls a Fund may be able to control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of September 30, 2019, the Fund had 300,000 shares outstanding. As of that date, the Board and the Trust’s officers as a group did not own any of the Fund’s outstanding shares.

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund, as of September 30, 2019, is set forth below.

USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund

Name & Address	Percent of Fund
Charles Schwab, 2423 E Lincoln Drive, Phoenix, AZ 85016-1215	20.5%
Raymond James, 880 Carilion Parkway, Saint Petersburg, FL 33716	16.3%
Pershing, One Pershing Plaza, Jersey City, NJ 07399	31.2%
Banc of America Securities LLC, 4804 E Dear Lake Dr, Jacksonville, FL 3224	14.8%

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PORTFOLIO TURNOVER

Changes may be made in the Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in the Fund’s portfolio holdings, with the exception of holdings whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

During the last fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust pursuant to the Advisory Agreement between the Trust and the Adviser. Under the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser is responsible for the retention of sub-advisers to manage the investment of the Fund’s assets in conformity with its respective investment policies if the Adviser does not provide these services directly. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration, and all other services necessary for the Fund to operate.

In addition to providing advisory services, the Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative, and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the Trust’s registration statement, and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will continue in effect from year to year with respect to the Fund provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Board, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically if “assigned” (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Advisory Fees

Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through October 31, 2020 to waive 0.20% of its management fees. The agreement may be amended or terminated prior to October 31, 2020 only by agreement of the Board and the Adviser, and will terminate automatically if the Advisory Agreement is terminated. After October 31, 2020, the Adviser, in its sole discretion, may choose to renew or amend the agreement. Amounts waived are not subject to recoupment by the Adviser.

The following table sets forth total compensation received by the Adviser from the Fund for the fiscal year(s) indicated:

	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expenses Reimbursed	Amount Subject to Recoupment
Fiscal Year Ended June 30, 2018	$11,021	$0	$11,021	$0	$0
Fiscal Year Ended June 30, 2019	$40,981	$0	$40,981	$0	$0

Portfolio Managers

Andrew F Ngim, a Managing Director and Portfolio Manager for the Adviser, and Ray W. Allen, a Portfolio Manager for the Adviser, are primarily responsible for the day-to-day management of the Fund.

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The following table provides information about the other accounts for which Mr. Ngim and Mr. Allen are primarily responsible. The reporting information is provided as of June 30, 2019:

	Andrew F Ngim	Ray W. Allen
Registered Investment Companies
Number of Accounts	3	1
Total Assets (in millions)	$6.55	3.69
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0
Other Pooled Investment Vehicles	0	0
Number of Accounts	2	8
Total Assets (in millions)	$360.48	2,373.75
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0
Other Accounts	0	0
Number of Accounts	0	0
Total Assets (in millions)	$0	0
Number of Accounts Subject to Performance	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0

Material Conflicts of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio manager may purchase or sell short securities for one portfolio and not another portfolio, and the performance of securities purchased or sold short for one portfolio may vary from the performance of securities purchased or sold short for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are, or have the potential to be, higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for the portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation – The Adviser”). In addition, current trading practices do not allow the Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio rebalancing dates also generally vary from portfolio to portfolio.

Compensation

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Ownership of Securities

The portfolio managers do not own shares of the Fund.

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OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), BBH serves as Administrator for the Fund. BBH’s principal address is 50 Post Office Square, Boston, Massachusetts 02110-1548. Under the Administration Agreement, BBH provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BBH makes available the office space, equipment, personnel, and facilities required to provide such services.

BBH supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

BBH serves as custodian of the Fund’s assets. BBH has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. BBH does not exercise any supervisory function over the purchase and sale of securities.

BBH serves as transfer agent and dividend paying agent for the Fund. BBH has agreed to (1) issue and redeem shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund.

As compensation for the foregoing services, BBH receives certain out of pocket costs, transaction fees, and asset based fees, which are accrued daily and paid monthly by the Trust.

The following table sets forth the compensation received by BBH for its roles as administrator, custodian, transfer agent, and securities lending agent during the last three fiscal years ended June 30.

Fiscal Year	Total Compensation Received
2017	$256,727
2018	$234,015
2019	$320,669

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Baskets, as described in the section of this SAI entitled “Purchase and Redemption of Creation Baskets.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Baskets and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

As compensation for the foregoing services, the Distributor receives certain out of pocket costs, transaction fees, and asset based fees, all of which are paid by the Adviser out of its own assets. The Distributor receives no compensation from the Trust.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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Independent Registered Public Accounting Firm

Spicer Jeffries LLP (“Spicer Jeffries”), 4601 DTC Boulevard, Suite 700, Denver, CO 80237, serves as independent registered public accounting firm to the Trust. Spicer Jeffries performs the annual audit of the financial statements of the Fund; prepares the Fund’s federal, state, and excise tax returns; and advises the Fund on matters of accounting and federal and state income taxation.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions (which may be affiliates of the Adviser), and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar for those services is not ascertainable.

The Adviser does not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews; industry and company information and reviews; evaluations of securities and recommendations as to the purchase and sale of securities; financial data on a company or companies; performance and risk measuring services and analysis; stock price quotation services; computerized historical financial databases and related software; credit rating services; analysis of corporate responsibility issues; brokerage analysts’ earnings estimates; computerized links to current market data; software dedicated to research; and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance, and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own funds, and not by portfolio commissions paid by the Fund.

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Research products and services provided to the Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser in connection with the Fund. Some of these products and services are also available to the Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser for services provided to the Fund.

The Adviser’s expenses would likely increase if the Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Brokerage Commissions Paid

For the fiscal years ended June 30, 2018 and 2019, the Fund did not pay any brokerage commissions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Trust, including the Adviser. The Policy is designed to ensure that the disclosure of information about the Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Fund.

The Fund is an ETF. Information about the Fund’s portfolio holdings is made available on a daily basis, all in accordance with any applicable law, exemptive or no-action relief from the SEC, or rules of the Listing Exchange. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day (as defined below). This information is used in connection with the Creation Basket and Redemption Basket process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (the “NSCC”), and/or third party service providers.

The Fund will disclose on the Fund’s website (www.uscfinvestments.com) prior to the commencement of trading on each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund’s portfolio holdings is permitted to personnel of the Adviser, the Distributor, BBH, and the Trust’s other agents and service providers who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

The Fund discloses its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and provides that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

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ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and a registered investment company. The Trust was organized on November 8, 2013, and has authorized capital of an unlimited number of shares of beneficial interest of no par value, which may be issued in more than one class or series.

Under Delaware law, the Trust is not required to hold an annual shareholder meeting if the 1940 Act does not require such a meeting. Generally, annual meetings of Trust shareholders will not be held. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the purpose of voting upon the removal of a Trustee, in which case the Trust will assist in communications among Trust shareholders. Shareholders holding two-thirds of the outstanding shares of the Trust may remove a Trustee from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares of the Trust are freely transferable; provided, however, that shares may not be redeemed individually, but only in Redemption Baskets. The shares will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that only shares of a particular series may be entitled to vote on a matter affecting that series. Trust shareholders are entitled to require the Trust to redeem Redemption Baskets if such shareholders are Authorized Participants (or “APs”). The Declaration of Trust confers upon the Board the power, by resolution, to alter the number of shares constituting a Redemption Basket or to specify that shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations, and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depository for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, LLC (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

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Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows: Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost. The DTC Participants’ rules and policies are made publicly available through its website at: www.dtcc.com.

PURCHASE AND REDEMPTION OF CREATION AND REDEMPTION BASKETS

Creation

The Trust issues and sells shares of the Fund only in Creation Baskets on a continuous basis through the Distributor at the NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. A Business Day closes at the time as of which the Fund calculates its NAV.

Deposit Cash. Creation Baskets of the Fund are issued for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Basket (“Deposit Cash”), plus a transaction fee, as discussed below.

Fund Deposit. The Fund generally accepts only cash for the purchase of a Creation Basket. However, the Fund reserves the right to permit or require Creation Baskets to be issued in-kind, in certain circumstances, although it does not currently expect to do so. If the Fund permits an in- kind transaction, the consideration for purchase of a Creation Basket of shares consists of Deposit Securities constituting a substantial replication, or a representation, of the securities included in the Fund’s portfolio and an amount of cash (the “Cash Component”) computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Basket of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Basket) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Basket exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Basket is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from the Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Basket and the market value of the Deposit Securities.

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BBH, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time), either the Deposit Cash amount or the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Deposit Cash amount or Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Baskets of the Fund until such time as the next-announced Fund Deposit amount or composition of the Deposit Securities is made available.

Procedures for Creation of Creation Baskets. To be eligible to place orders for a Creation Basket of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Baskets and Redemption Baskets (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders must be placed for one or more Creation Basket-sized aggregations of shares (50,000 in the case of the Fund). All orders for Creation Baskets, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 10:30 a.m. Eastern Time on a Business Day (the “Cut-off Time’) in order for the creation of Creation Baskets to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The Business Day on which an order for Creation Baskets (or an order to redeem Redemption Baskets as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation and Redemption Orders Using Clearing Process” and “Placement of Creation and Redemption Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders for Creation Baskets or Redemption Baskets of the Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Baskets or redeem Redemption Baskets of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Baskets or Redemption Baskets through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Cut-off Time on the Transmittal Date.

Orders for creation or redemption that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Cash or Deposit Securities and Cash Component.

Placement of Creation Orders and Redemption Orders Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Baskets and Redemption Baskets through the Continuous Net Settlement System of the NSCC. Fund Deposits or Deposit Cash, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order or redemption order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Cash (or the Deposit Securities and the Cash Component, if applicable) to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Baskets or redeem Redemption Baskets through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Cut-off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Acceptance of Orders for Creation Baskets. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Listing Exchange for that date by BBH, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Basket and/or the Authorized Participant acting on behalf of the creator of a Creation Basket of its rejection of the order of such person. The Trust, BBH, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits or Deposit Cash nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a creation transaction fee of $350.

The Fund, subject to approval by the Board, may adjust these fees and charges from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Basket may be charged a fee for such services.

Redemption

For the Fund, shares may be redeemed only in Redemption Baskets at their NAV next determined after receipt of a redemption request in proper form by the Distributor and the Fund through BBH and only on a Business Day. The Trust will not redeem shares in amounts less than Redemption Basket-sized aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Redemption Basket in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Redemption Basket. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Redemption Basket.

The Fund will generally provide cash in exchange for a Redemption Basket. If the Fund elects to offer or required in kind redemptions, BBH, through the NSCC, will make available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the designated portfolio of securities (“Fund Securities”) per each Redemption Basket that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to creations of Creation Baskets.

In times when in kind redemptions are provided, the redemption proceeds for a Redemption Basket generally consist of Fund Securities — as announced by BBH on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee.” In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

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Placement of Redemption Orders Using Clearing Process. For the Fund, orders to redeem Redemption Baskets through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Redemption Baskets using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by BBH not later than the Cut-off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed, such order will be effected based on the NAV of the Fund as next determined. An order to redeem Redemption Baskets using the Clearing Process made in proper form but received by the Fund after the Cut-off Time on the Transmittal Date will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite cash amount or the Fund Securities and the Cash Redemption Amount, as applicable, will be transferred by the second (2nd) NSCC Business Day following the date on which such request for redemption is deemed received.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a redemption transaction fee of $350 assessed per transaction.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Redemption Basket may be charged a fee for such services.

CONTINUOUS OFFERING

The method by which Creation Baskets are created and traded may raise certain issues under applicable securities laws. Because new Creation Baskets are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Baskets after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are effecting transactions in shares of the Fund, whether or not participating in the distribution of such shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied if a fund’s prospectus is made available upon request at the national securities exchange on which the shares of such fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.”

The NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund’s shares is typically calculated each day that the Listing Exchange is open for regular trading as of 2:30 p.m. Eastern Time. If regular trading on the Listing Exchange closes earlier than 2:30 p.m. Eastern Time on a given day, the NAV of the Fund’s shares will be calculated as of that earlier time. The NAV of the liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio securities are valued based on market quotations. When market quotations are not readily available for a portfolio security, the Fund must use such security’s fair value as determined in good faith in accordance with the Trust’s Fair Value Pricing Procedures, which are approved by the Board.

The value of the Fund’s portfolio securities is based on such securities’ closing price on local markets when available. If a portfolio security’s market price is not readily available or does not otherwise accurately reflect the fair value of such security, the portfolio security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. In addition, the Fund may fair value foreign equity portfolio securities each day the Fund calculates its NAV. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security is materially different than the value that could be realized upon the sale of such security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

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Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Fund shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change (possibly with retroactive effect), including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Tax Information.”

This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting the Trust or Fund shareholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions; broker dealers; insurance companies; tax-exempt organizations; partnerships; pass-through entities; persons holding shares in connection with a hedging, straddle, conversion, or other integrated transaction; non-U.S. shareholders (as defined below) engaged in a trade or business in the United States and who hold shares in connection with such business (determined under applicable U.S. tax laws); or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. shareholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state, or local tax. This discussion assumes that shareholders hold their shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who, for U.S. federal income tax purposes, is a citizen or individual resident of the United States;

•	A corporation, or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is not a U.S. Shareholder. Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds shares, the U.S. tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in shares should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership, and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her, or its particular situation. The Trust encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local, and foreign tax law; eligibility for the benefits of any applicable tax treaty; and the effect of any possible changes in the tax laws.

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Tax Treatment of the Fund

Election to be Taxed as a RIC. The Fund intends to elect to be treated and intends to qualify thereafter as a RIC under subchapter M of the Code. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for tax treatment as a RIC, the Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”) plus its net tax-exempt interest income (which is the excess of gross tax-exempt interest income over certain disallowed deductions), if any.

Taxation as a RIC.

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it timely distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

To qualify as a RIC, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

•	diversify its holdings so that, at the end of each quarter of each taxable year:

o	at least 50% of the value of total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs, and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of total assets and not more than 10% of the outstanding voting securities of such issuer, and

o	not more than 25% of the value of total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

The Fund intends to distribute annually all or substantially all of such income. The Fund may choose to retain net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

U.S. Federal Excise Tax. The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year an amount equal to at least the sum of 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and (iii) any previously recognized as undistributed ordinary income or capital gain net income on which the Fund did not pay corporate-level U.S. federal income tax. The Fund intends to make distributions necessary to avoid the 4% U.S. federal excise tax.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits and possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) taxable at the same maximum tax rates applicable to long-term capital gains or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

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Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund fails to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year the Fund may be subject to regular corporate tax on any net built-in gains with respect to certain Fund assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five years.

Recognition of Income Prior to Receiving Cash. With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Foreign Investments and Taxes. Investment income and gains received by the Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax Information about Investments in Commodities and the Subsidiary

Income from commodities is generally not qualifying income for purposes of the RIC source-of-income requirements. Consistent with this general statement, the IRS issued a revenue ruling indicating that certain direct investments in commodity-linked derivatives would not produce qualifying income for purposes of the RIC source-of-income requirements. Subsequent to issuing that ruling, the IRS issued an additional revenue ruling and several private letter rulings in which it concluded that certain commodity-linked notes and other commodity-linked derivatives qualifying as securities and certain investments in foreign subsidiaries holding commodity-linked derivatives would produce qualifying income for this purpose. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund expects that the Subsidiary will be treated as a controlled foreign corporation (or “CFC”), and that the Fund will be required to include the income of the Subsidiary in its taxable income each taxable year regardless of whether or not the Subsidiary distributes such income. The Code provides that the income inclusion from a CFC will be treated as qualifying income for purposes of the RIC source-of-income requirements if the CFC distributes such income in the same taxable year that such income is includable in the RIC’s taxable income. Recently, the IRS and the U.S. Treasury Department issued final regulations consistent with the private rulings discussed above in which it was concluded that even if the CFC does not make a current distribution of its income, the income inclusion from a CFC will nonetheless be treated as qualifying income for purposes of the RIC source-of-income requirements as long as such income was derived with respect to a RIC’s business of investing in stock, securities, or currencies. As a result, the Fund anticipates that its income inclusion from the Subsidiary will be treated as qualifying income for purposes of the RIC source-of-income requirements. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which might be applied to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in the Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

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In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter. The Fund also intends to limit its investments in other commodity-linked derivatives in an effort to maintain its qualification as a RIC.

To the extent that the Fund is required to include an income inclusion from the Subsidiary in its taxable income for any taxable year, the Fund would be required to timely distribute such income to shareholders in order to satisfy the Annual Distribution Requirement and to eliminate its liability for corporate-level U.S. federal income tax and the 4% U.S. federal excise tax (described above) regardless of whether or not it receives a distribution from the Subsidiary.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for U.S. federal income tax purposes. As a result, the Fund may be subject to increased U.S. federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Nonetheless, the Fund would be required to timely distribute such income to shareholders in order to satisfy the Annual Distribution Requirement and to eliminate its liability for corporate-level U.S. federal income tax and the 4% U.S. federal excise tax (described above).

In addition, if the Fund is required to include in its income any amount received from a PFIC for which it has made a qualifying electing fund election, the determination of whether such income inclusion would be qualifying income for purposes of the 90% Gross Income Test is subject to the same rules discussed above under “Tax Information about Investments in Commodities and the Subsidiary” with respect to an income inclusion from a CFC. As a result, based on current law, the Fund anticipates that any such income inclusion from a PFIC that its taxable income from the Subsidiary will be qualifying income for purposes of the 90% Gross Income Test.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses, or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Special or Uncertain Tax Consequences. The Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur or altering the characterization of certain complex financial transactions. The Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio, or take other action in order to comply with the final determination.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to U.S. federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s investment company taxable income (i.e., net investment income and net short-term capital gains) are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses properly reported by the Fund as “capital gain dividends” are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares.

“Qualified dividend income” received by an individual is taxed at the rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of the Fund may qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

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Distributions in excess of earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Any distributions reinvested in additional shares will nevertheless remain taxable to the U.S. shareholder. The U.S. shareholder will have an adjusted basis in the additional shares equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are acquired by the U.S. shareholder.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders may qualify for taxation at long-term capital gain rates.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non- taxable return of capital).

Sales of Fund Shares. A U.S. shareholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of Fund shares in an amount equal to the difference between the U.S. shareholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. shareholder on the disposition of Fund shares will result in capital gain or loss to a U.S. shareholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale, or otherwise as short-term capital gain or loss. Any loss recognized by a U.S. shareholder upon the disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of Fund shares will be disallowed as a deduction if the U.S. shareholder acquires additional Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Creation Basket Issues and Redemptions. With respect to in kind transactions, on an issue of shares as part of a Creation Basket, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Fund shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). With respect to in kind transactions, on a redemption of a Redemption Basket, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Fund shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Baskets cannot be deducted currently.

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In general, any capital gain or loss recognized upon the issue or redemption of Fund shares (as components of a Creation Basket) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Fund shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Foreign Tax Credits. The Fund may be subject to foreign income taxes and may be able to elect to pass-along such credit to its shareholders. If this election is available and the Fund elects such treatment, the amount of such credit will be treated as an additional distribution by the Fund and, subject to various limitations of the Code, its shareholders will be entitled to claim a foreign tax credit to offset their tax liability. Please consult your tax advisor regarding whether you will be able to use such credit against your tax liability.

Medicare Tax. In addition, if applicable to a shareholder, a 3.8% Medicare tax will be imposed on net investment income. Please consult your tax advisor regarding this tax.

Back-Up Withholding. The Fund may be required to report certain information on the Fund shareholder to the IRS and withhold U.S. federal income tax (“backup withholding”) from all distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or IRS Form W-8BEN-E in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s U.S. federal income tax liability.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (or a greater loss over a combination of years) for a corporate shareholder in any single taxable year, the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally are not subject to U.S. federal income tax on distributions from the Fund. However, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty) unless an exception applies. No withholding is required with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent the Fund properly reports such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. The Fund anticipates that a portion of distributions will be eligible for this exception from withholding; however, the Fund cannot determine what portion of distributions (if any) will be eligible for this exception until after the end of their taxable year. No certainty can be provided that any distributions will be reported as eligible for this exception.

Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. The Trust does not anticipate that the Fund will be a U.S. real property holding corporation.

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Non-U.S. Shareholders should provide the Fund or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder and establishes an exemption from backup withholding. To claim a credit or refund for any Fund-level U.S. federal income taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding or to claim a benefit under an applicable tax treaty, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and may be required to file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business or avoiding withholding tax will be treated as having received such distributions. Non-U.S. Shareholders should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA and any implementing legislation or regulation. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its investment objective. The Listing Exchange has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on an exemption from registration as an investment company under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits such otherwise restricted registered investment companies from acquiring shares, beyond the limits, particularly on the amount and value, detailed in Section 12(d)(1) of the 1940 Act.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and report of Spicer Jeffries LLP, as the independent registered public accounting firm, are hereby incorporated by reference to the Annual Report for the Trust for the fiscal period ended June 30, 2019. You can obtain a copy of the Trust’s Annual Report without charge by calling the Fund at 1-800-920-0259 or by visiting www.uscfinvestments.com.

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APPENDIX A – USCF ADVISERS LLC PROXY VOTING GUIDELINES

USCF Advisers LLC (“the Adviser”) has adopted the following policies and procedures (the “Proxy Guidelines”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, to ensure that proxies on securities held by its investment advisory clients are voted in the best interests of such clients. These Proxy Policies apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which the Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company (the “Client”) has delegated to the Adviser authority to vote proxies on securities held by the investment company and provided that the Adviser has not otherwise delegated such authority to a sub-adviser.

When the Adviser votes proxies for such a Client, it acts as the agent for the Client and is subject to a fiduciary duty to vote proxies in a manner that the Adviser believes is consistent with the best interests of the Client that owns the related security.

General Policy

Unless otherwise directed by the board of directors or trustees of an investment company, it is the policy of the Adviser to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of securities being voted.

Generally, this will mean voting for proposals that the Adviser believes will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Adviser may purchase or hold on behalf of the client.

The Adviser seeks to apply the proxy voting guidelines, discussed below, (the “Voting Guidelines”) in an objective and consistent manner across client accounts and without consideration of any client relationship factors. The Advisor engages a third party as an independent fiduciary to vote all proxies for the Fund.

Application To Specific Proposals

The following examples illustrate how this general policy may apply to proposals submitted by a company’s board of directors (or similar governing body, the “board,” and the individuals comprising a board, the “directors”) for approval or ratification by holders of the company’s voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Adviser will vote proxies:

•	In favor of the full slate of directors nominated in an uncontested election;
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•	In favor of a proposal to require a company’s audit committee to be comprised entirely of independent directors;
•	In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;
•	In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;
•	In favor of a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and
•	In favor of a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Adviser will vote proxies:

•	Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;
•	In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);
•	In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

•	In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Adviser will vote proxies:

•	In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution (as a general rule, a proposal that would potentially dilute shareholder interest by more than 1.5% per year will be deemed to give rise to undue dilution);
•	Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and
•	Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Adviser will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with this general policy, based upon the Adviser’s analysis of the terms, conditions and anticipated results of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with this general policy, based upon the Adviser’s analysis of the opposing slates and their proposed business strategy. When the company’s board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board. In these circumstances, the Adviser may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

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SHAREHOLDER PROPOSALS

The Adviser will generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Adviser generally intends to limit exceptions to this practice to shareholder proposals that the Adviser regards as (a) likely to result in an immediate and favorable improvement in the price of the voted security (b) likely to improve shareholder reporting and financial controls unless such reports or controls do not seem to add materially to the information flow to shareholders or would cost more than the value derived from such reports or controls, or (c) presenting a direct conflict with the interests of the members of the company’s board, rendering it unlikely to be adopted by the board in the absence of shareholder direction (e.g., fund governance proposals relating to the role and tenure of the board members).

Other Investment Companies

From time to time, the Adviser may invest client assets in other investment companies registered under the 1940 Act. If a proposal for an investment company is of a nature addressed elsewhere in these Proxy Policies (e.g., election of directors), the Adviser generally will vote for or against the proposal in accordance with such provisions of these Proxy Policies. The Adviser will generally vote on a case-by-case basis on other investment company proposals. The Adviser will normally vote for the approval of investment advisory agreements, although it will normally vote against agreements that will result in increased advisory fees or other fund expenses unless the increase is justified in light of additional services to be provided. The Adviser will normally vote for changes to investment policies that would not affect materially the investment objective or overall risk level of the fund.

Cost/Benefit Analysis

All proxies that arrive in time to be voted shall be voted upon, except that the Adviser MAY decline to vote a proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting a proxy for the client. (In light of the types of securities in which the Adviser’s clients typically invest, circumstances under which there will be significant costs involved in voting a proxy will arise rarely, if ever.) In addition, the Adviser shall not be obligated to incur any expense to send a representative to a shareholder meeting.

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Proposals that could potentially expose the client to legal action will be discussed with such client as appropriate.

Conflicts of Interest

Because of the limited scope of the business of the Adviser and its affiliates, the Adviser does not expect conflicts between the interests of the Adviser and those of its clients with respect to voting proxies to arise frequently. However, if proxies are being solicited with respect to an issuer that currently or periodically does any business with the Adviser or its affiliates (including, for example, as a broker executing transactions for the Adviser’s clients, or as a customer of an affiliate of the Adviser) the proxy shall be referred to the Adviser’s Chief Compliance Officer before it is voted.

Procedural Matters

The portfolio manager for the particular client shall be responsible for voting proxies for that client (by any means specified in the proxy solicitation), and shall notify the Adviser’s Chief Compliance Officer upon the voting of any proxy. The Chief Compliance Officer will present a quarterly report on proxy voting to the board of directors or trustees of each client, which report shall, among other matters, note any proxies that were voted other than as recommended under this Policy and explain the reason(s) for any such vote.

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PART C

OTHER INFORMATION

USCF ETF Trust

Item 28. Exhibits

(a)	(1)	Amended and Restated Certificate of Trust of USCF ETF Trust(2)
	(2)	Amended and Restated Declaration of Trust of USCF ETF Trust(2)
(b)		Bylaws of USCF ETF Trust(2)
(c)		See Article 4, Article 8, Section 9.3, and Section 10.3 of USCF ETF Trust’s Amended and Restated Declaration of Trust, dated June 16, 2014, filed as Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014
(d)	(1)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of June 18, 2014, on behalf of the Stock Split Index Fund(2)
	(2)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of October 13, 2016, on behalf of the USCF Restaurant Leaders Fund(3)
	(3)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of October 27, 2017, on behalf of the USCF SummerHaven SHPEI Index Fund and the USCF SummerHaven SHPEN Index Fund(4)
	(4)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of November 17, 2017, on behalf of the USCF SummerHaven SHPEI Index Fund and the USCF SummerHaven SHPEN Index Fund(4)
	(5)	Investment Advisory Agreement by and between USCF ETF Trust and USCF Advisers LLC, dated as of April 10, 2018, on behalf of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund(5)
	(6)	Investment Advisory Agreement by and between USCF Cayman Commodity 2 and USCF Advisers LLC, dated as of April 18, 2018(5)
	(7)	Sub-Advisory Agreement by and between USCF Advisers LLC and SummerHaven Investment Management, LLC, dated as of April 20, 2018, on behalf of the USCF Cayman Commodity 2(5)
(e)	(1)	Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of June 18, 2014(2)
	(2)	Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of April 16, 2018(6)
	(3)	Amendment No. 3 to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 10, 2018(1)
	(4)	Form of Authorized Participant Agreement between ALPS Distributors, Inc., Brown Brothers Harriman & Co., and Authorized Participant(2)
(f)		Not Applicable
(g)		Custodian Agreement between USCF ETF Trust and Brown Brothers Harriman & Co., dated as of June 18, 2014(2)
(h)	(1)	Administrative Agency Agreement between USCF ETF Trust and Brown Brothers Harriman & Co., dated as of June 18, 2014(2)
	(2)	Amendment to the Administrative Agency Agreement between USCF ETF Trust and Brown Brothers Harriman & Co., dated as of September 7, 2018(6)
	(3)	Form of Securities Lending Agency Agreement between USCF ETF Trust and Brown Brothers Harriman & Co.(2)
	(4)	Expense Limitation Agreement by and between USCF Advisers LLC and USCF ETF Trust, dated as of June 18, 2014, on behalf of the Stock Split Index Fund(2)

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	(5)	Expense Limitation Agreement by and between USCF Advisers LLC and USCF ETF Trust, dated as of October 13, 2016, on behalf of the USCF Restaurant Leaders Fund(3)
	(6)	Services and Licensing Agreement by and between USCF Advisers LLC and SummerHaven Index Management, LLC, dated as of November 17, 2017(4)
	(7)	Services and Licensing Agreement by and between USCF Advisers LLC and SummerHaven Index Management, LLC, dated as of April 20, 2018(5)
	(8)	Expense Limitation Agreement by and between USCF Advisers LLC and USCF ETF Trust, dated as of August 15, 2019, on behalf of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, the USCF SummerHaven SHPEI Index Fund and the USCF SummerHaven SHPEN Index Fund (1)
(i)	(1)	Opinion of Legal Counsel(2)
	(2)	Consent of Eversheds Sutherland (US) LLP(1)
(j)		Consent of Independent Registered Public Accounting Firm(1)
(k)		Not Applicable
(l)		Form of Initial Capital Agreement(2)
(m)	(1)	Form of Distribution and Service Plan(2)
	(2)	Form of Distribution and Service Plan(3)
(n)		Not Applicable
(o)		Reserved
(p)	(1)	Code of Ethics of USCF ETF Trust and USCF Advisers LLC(2)
	(2)	Code of Ethics of ALPS Distributors, Inc.(2)

(1) Filed herewith.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 27, 2014.

(3) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.

(4) Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on November 29, 2017.

(5) Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on April 24, 2018.

(6) Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registration Statement filed on October 29, 2018.

Item 29. Persons Controlled By or Under Common Control with Registrant

The Registrant wholly-owns and controls USCF Cayman Commodity 2. Reference is made to the captions “Principal Investment Strategies of the Fund” and “Management of the Subsidiary” in the Prospectus for the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund included in this Registration Statement.

Item 30. Indemnification

Reference is made to Article 9 of the Registrant’s Amended and Restated Declaration of Trust, which is incorporated herein by reference. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

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The Registrant (also referred to as the “Trust” or “USCF ETF Trust”) is organized as a Delaware statutory trust and is operated pursuant to an Amended and Restated Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a) For any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Amended and Restated Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Amended and Restated Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Amended and Restated Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Amended and Restated Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Amended and Restated Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

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Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Management” in the Prospectuses included in this Registration Statement.

USCF Advisers LLC

USCF Advisers LLC is located at 1850 Mt. Diablo Blvd., Suite 640 Walnut Creek, CA 94596. The information as to the directors and officers of USCF Advisers LLC is set forth in USCF Advisers LLC’s Form ADV filed with the SEC (Reference No. 801-79985), as amended through the date hereof, and is incorporated herein by reference.

SummerHaven Investment Management, LLC

SummerHaven Investment Management, LLC is located at 1286 East Main Street, Fourth Floor, Stamford, CT 06902. The information as to the directors and officers of SummerHaven Investment Management, LLC is set forth in SummerHaven Investment Management, LLC’s Form ADV filed with the SEC (Reference No. 801-111663), and amended through the date hereof, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Barings Funds Trust, BBH Trust, Bluerock Total Income + Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Broadview Funds Trust, Brown Advisory Funds, Brown Capital Management Mutual Funds, CC Real Estate Income Fund, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Harvest Volatility Edge Trust, Heartland Group, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds and XAI Octagon Credit Trust.

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(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Una Troy	Director	N/A
Bradley J. Swenson	President, Chief Operating Officer, Director	N/A
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	N/A
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	N/A
Joseph J. Frank**	Secretary	N/A
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	N/A
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	N/A
Steven Price	Senior Vice President, Chief Compliance Officer	N/A
Liza Orr	Vice President, Senior Counsel	N/A
Jed Stahl	Vice President, Senior Counsel	N/A
Josh Eihausen	Vice President, Associate Senior Counsel	N/A
James Stegall	Vice President	N/A
Gary Ross	Senior Vice President	N/A
Kevin Ireland	Senior Vice President	N/A
Mark Kiniry	Senior Vice President	N/A
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	N/A
Hilary Quinn	Vice President	N/A
Jennifer Craig	Assistant Vice President	N/A

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c):

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
ALPS Distributors, Inc.	0	0	0	0

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Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

USCF Advisers LLC

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA  94596

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02109

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Walnut Creek of the State of California on this 28th day of October, 2019.

USCF ETF TRUST

By:	/s/ John P. Love
John P. Love
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stuart P. Crumbaugh	Chief Financial Officer (Principal Accounting and	October 28, 2019
Stuart P. Crumbaugh	Principal Financial Officer), Treasurer, Secretary, and Trustee

/s/ John P. Love	President and Principal Executive Officer	October 28, 2019
John P. Love

*	Chairman and Trustee	October 28, 2019
Nicholas D. Gerber

*	Trustee	October 28, 2019
Andrew F Ngim

*	Independent Trustee	October 28, 2019
H. Abram Wilson

*	Independent Trustee	October 28, 2019
Thomas E. Gard

*	Independent Trustee	October 28, 2019
Jeremy Henderson

*	Independent Trustee	October 28, 2019
John D. Schwartz

*By:	/s/ John P. Love
John P. Love
Attorney in Fact
Pursuant to Power of Attorney, dated October 13, 2016, incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement filed on October 21, 2016.

EXHIBIT INDEX

(e)(3)	Amendment to the Distribution Agreement between USCF ETF Trust and ALPS Distributors, Inc., dated as of December 10, 2018(1)
(h)(8)	Expense Limitation Agreement by and between USCF Advisers LLC and USCF ETF Trust, dated as of August 15, 2019, on behalf of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, the USCF SummerHaven SHPEI Index Fund and the USCF SummerHaven SHPEN Index Fund
(i)(2)	Consent of Eversheds Sutherland (US) LLP
(j)	Consent of Independent Registered Public Accounting Firm